UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Lions Gate Entertainment Corp.

(Name of Registrant as Specified In Its Charter)

Carl C. Icahn

Brett Icahn

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Fund S.à r.l.

Daazi Holding B.V.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

7508921 Canada Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On July 20, 2010, a Tender Offer Statement on Schedule TO (the “Schedule TO”) was filed on behalf of Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, 7508921 Canada Inc., a corporation governed by the laws of Canada, Carl C. Icahn, and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, in respect of an Offer to Purchase and Circular dated July 20, 2010 in connection with the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc., and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, to purchase up to all of the issued and outstanding common shares of Lions Gate Entertainment Corp. (“Lions Gate”). The Schedule TO and the exhibits thereto are filed herewith as Exhibit 2.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE FOR USE AT THE NEXT MEETING OF SHAREHOLDERS OF LIONS GATE AT WHICH INDIVIDUALS WILL BE ELECTED TO THE BOARD OF DIRECTORS OF LIONS GATE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS, OTHER THAN BRETT ICAHN, IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE TO FILED WITH THE SEC ON JULY 20, 2010, AND INFORMATION RELATING TO BRETT ICAHN IS CONTAINED HEREIN IN EXHIBIT 1.

EXHIBIT 1

PARTICIPANTS

The participants in the solicitation of proxies (the “Participants”) will include the following: Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Fund S.à r.l., Daazi Holding B.V., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., 7508921 Canada Inc., Carl C. Icahn and Brett Icahn.

A DESCRIPTION OF THE DIRECT AND INDIRECT INTERESTS OF EACH OF THE PARTICIPANTS, OTHER THAN BRETT ICAHN, IN LIONS GATE ENTERTAINMENT CORP. IS CONTAINED IN THE OFFER TO PURCHASE AND CIRCULAR THAT IS INCORPORATED BY REFERENCE INTO THE TENDER OFFER STATEMENT ON SCHEDULE TO FILED BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN FUND S.À R.L., DAAZI HOLDING B.V., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, ICAHN CAPITAL LP, IPH GP LLC, ICAHN ENTERPRISES HOLDINGS L.P., ICAHN ENTERPRISES G.P. INC., BECKTON CORP., 7508921 CANADA INC., CARL C. ICAHN AND RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST, ON JULY 20, 2010 IN CONNECTION WITH THE OFFER TO PURCHASE UP TO ALL OF THE COMMON SHARES OF LIONS GATE ENTERTAINMENT CORP. BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN FUND S.À R.L., DAAZI HOLDING B.V., 7508921 CANADA INC. AND RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST. A COPY OF THE SCHEDULE TO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV AND COPIES OF THE OFFER TO PURCHASE AND CIRCULAR AND RELATED MATERIALS WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP.

Brett Icahn is an investment analyst for Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, all of which are investment funds owned and operated by Carl C. Icahn, a position he has held since 2002. Mr. Icahn has served as a director of The Hain Celestial Group, Inc. and Cadus Corporation since July 2010, as a director of Take-two Interactive Software since April 2010, as a director of Motricity, Inc. since January 2010, and as a director of American Railcar Industries, Inc. since January 2007. Prior to that Mr. Icahn served on the board of directors of HowStuffWorks.com, an internet website acquired by Discovery Communication in 2007. Brett Icahn is the son of Carl C. Icahn. Mr. Icahn received a B.A. from Princeton University.

EXHIBIT 2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE TO

Tender Offer Statement Under Section 14(d)(1) or 13(e)(1)

of the Securities Exchange Act of 1934

LIONS GATE ENTERTAINMENT CORP.

(Name of Subject Company (Issuer))

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Fund S.à r.l.

Daazi Holding B.V.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

7508921 Canada Inc.

Carl C. Icahn

Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

(Names of Filing Persons (Offerors))

Common Shares, no par value per share

(Title of Class of Securities)

535919203

(CUSIP Number of Class of Securities)

Keith L. Schaitkin, Esq.

Associate General Counsel

Icahn Associates Corp. and Affiliated Companies

767 Fifth Avenue, 47th Floor

New York, New York 10153

(212) 702-4329

(Name, Address and Telephone Number of Person Authorized to

Receive Notices and Communications on behalf of Filing Persons)

Copies to:

Donald C. Ross, Esq. Osler, Hoskin & Harcourt LLP Box 50, 1 First Canadian Place Toronto, Ontario M5X 1B8 (416) 362-2111	Jason J. Comerford, Esq. Osler, Hoskin & Harcourt LLP 620 8th Avenue, 36th Floor New York, New York 10018 (212) 867-5800

CALCULATION OF FILING FEE

Transaction Valuation:	Amount of Filing Fee:
$521,575,509(1)	$37,188.34(2)

(1)	Estimated solely for the purpose of calculating the fee in accordance with the Rule 0-11 of the Securities Exchange Act of 1934.

(2)

The amount of the fee is based upon the product of 124,884,455 Lions Gate common shares issued and outstanding (which includes Lions Gate common shares underlying currently outstanding stock options and restricted share units of Lions Gate) as reported by Lions Gate in its public filings with the Securities and Exchange Commission (less the 44,642,069 Lions Gate common shares held by the Offeror) at a price of US$6.50 per share.

☐

Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously paid:	None	Filing Party:	Not applicable

Form or registration no.:	Not applicable	Date Filed:	Not applicable

☐	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

☒	third-party tender offer subject to Rule 14d-1.

☐	issuer tender offer subject to Rule 13e-4.

☐	going-private transaction subject to Rule 13e-3.

☒	amendment to Schedule 13D under Rule 13d-2.

Check the following box if the filing is a final amendment reporting the results of the tender offer:  ☐

COMBINED SCHEDULE TO

AND

AMENDMENT NO. 37 TO SCHEDULE 13D

This Tender Offer Statement on Schedule TO is being filed on behalf of Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, 7508921 Canada Inc., a corporation governed by the laws of Canada, Carl C. Icahn and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, relating to the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (the “Offeror”), to purchase up to all of the issued and outstanding common shares (the “Shares”) of Lions Gate Entertainment Corp. (“Lions Gate”), upon the terms and subject to the conditions set forth in the Offer to Purchase and Circular, dated July 20, 2010 (the “Offer and Circular”), and in the related Letter of Acceptance and Transmittal (the “Letter of Transmittal”) and Notice of Guaranteed Delivery, copies of which are attached hereto as Exhibits (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) (which, collectively, constitute the “Offer”). The information set forth in the Offer and Circular and the related Letter of Transmittal and Notice of Guaranteed Delivery is incorporated by reference with respect to Items 1 through 11 of this Schedule TO. The Offer is only to purchase the Shares and is not made for any options, warrants or other rights to acquire Shares.

As permitted by General Instruction G to Schedule TO, this Schedule TO is also an amendment to the joint statement on Schedule 13D filed on October 20, 2008 by the Offeror (other than Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust).

CUSIP No. 535919203
1	NAME OF REPORTING PERSON High River Limited Partnership
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 8,954,490
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 8,954,490
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 8,954,490
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.57%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Hopper Investments LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 8,954,490
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 8,954,490
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 8,954,490
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.57%
14	TYPE OF REPORTING PERSON OO

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Barberry Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 8,954,490
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 8,954,490
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 8,954,490
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.57%
14	TYPE OF REPORTING PERSON CO

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 15,372,255
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 15,372,255
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 15,372,255
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 13.00%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund II LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 5,381,689
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 5,381,689
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 5,381,689
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.55%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund III LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 2,032,423
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 2,032,423
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,032,423
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 1.72%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Offshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 22,786,367
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 22,786,367
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 22,786,367
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 19.27%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 13,031,594
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 13,031,594
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 13,031,594
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 11.02%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Onshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 13,031,594
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 13,031,594
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 13,031,594
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 11.02%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Capital LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 30.29%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON IPH GP LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 30.29%
14	TYPE OF REPORTING PERSON OO

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Enterprises Holdings L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 30.29%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Enterprises G.P. Inc.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 30.29%
14	TYPE OF REPORTING PERSON CO

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Beckton Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 30.29%
14	TYPE OF REPORTING PERSON CO

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Carl C. Icahn
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION United States of America
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 44,772,451
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 44,772,451
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 44,772,451
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 37.87%
14	TYPE OF REPORTING PERSON IN

Item 10.	Financial Statements

Not applicable.

Item 12.	Exhibits

Exhibit	Description
(a)(1)(i)	Offer to Purchase and Circular, dated July 20, 2010 (filed herewith)
(a)(1)(ii)	Letter of Acceptance and Transmittal (filed herewith)
(a)(1)(iii)	Notice of Guaranteed Delivery (filed herewith)
(a)(1)(iv)	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other
Nominees (filed herewith)
(a)(1)(v)	Letter to Clients (filed herewith)
(a)(5)(i)	Summary Advertisement of the Offeror dated July 20, 2010 (filed herewith)
(a)(5)(ii)	Press release dated July 20, 2010 (filed herewith)
(h)(1)(i)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material Canadian Federal
Income Tax Considerations dated July 20, 2010 (filed herewith)
(h)(1)(ii)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material U.S. Federal
Income Tax Considerations dated July 20, 2010 (filed herewith)

Item 13.	Information Required by Schedule 13E-3

Not applicable.

SIGNATURES

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

ICAHN PARTNERS LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN FUND S.À R.L.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

DAAZI HOLDING B.V.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

HIGH RIVER LIMITED PARTNERSHIP
BY:	Hopper Investments LLC, its general partner
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

HOPPER INVESTMENTS LLC
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

BARBERRY CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ONSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN OFFSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN CAPITAL LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

IPH GP LLC

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ENTERPRISES HOLDINGS L.P. BY: Icahn Enterprises G.P. Inc., its general partner

By:	/S/ DOMINICK RAGONE
Name:	Dominick Ragone
Title:	Chief Financial Officer

ICAHN ENTERPRISES G.P. INC.

By:	/S/ DOMINICK RAGONE
Name:	Dominick Ragone
Title:	Chief Financial Officer

BECKTON CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

7508921 CANADA INC.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

/S/ CARL C. ICAHN
Name:	Carl C. Icahn

/S/ RONALD G. ATKEY
Name:	Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

Date: July 20, 2010

EXHIBIT INDEX

Exhibit	Description

(a)(1)(i)	Offer to Purchase and Circular, dated July 20, 2010 (filed herewith)

(a)(1)(ii)	Letter of Acceptance and Transmittal (filed herewith)

(a)(1)(iii)	Notice of Guaranteed Delivery (filed herewith)

(a)(1)(iv)	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (filed herewith)

(a)(1)(v)	Letter to Clients (filed herewith)

(a)(5)(i)	Summary Advertisement of the Offeror dated July 20, 2010 (filed herewith)

(a)(5)(ii)	Press release dated July 20, 2010 (filed herewith)

(h)(1)(i)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material Canadian Federal

Income Tax Considerations dated July 20, 2010 (filed herewith)

(h)(1)(ii)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material U.S. Federal

Income Tax Considerations dated July 20, 2010 (filed herewith)

EXHIBIT (a)(1)(i)

This document is important and requires your immediate attention. If you are in doubt as to how to deal with it, you should consult your dealer, broker, bank manager, lawyer or other professional advisor.

OFFER TO PURCHASE FOR CASH

UP TO ALL of the Common Shares of

LIONS GATE ENTERTAINMENT CORP.

for U.S.$6.50 per Common Share by

ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND

II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN

FUND S.À R.L., DAAZI HOLDING B.V., 7508921 CANADA INC. AND RONALD G. ATKEY, IN HIS

CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST

THE OFFER IS OPEN FOR ACCEPTANCE UNTIL 8:00 P.M., NEW YORK TIME, ON AUGUST 25, 2010, UNLESS EXTENDED OR WITHDRAWN.

The offer (the “Offer”) by Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, 7508921 Canada Inc., a corporation governed by the laws of Canada (collectively, the “Icahn Group”), and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (together with the Icahn Group, the “Offeror”), to purchase UP TO ALL of the issued and outstanding common shares (the “Lions Gate Shares”) of Lions Gate Entertainment Corp. (“Lions Gate” or the “Company”), including Lions Gate Shares that become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares (other than Lions Gate Shares that become outstanding on the exercise of Rights (as defined herein)), will be open for acceptance until 8:00 p.m., New York time, on August 25, 2010 or such later time and date as may be fixed by the Offeror from time to time pursuant to Section 5 of the Offer to Purchase, “Extension and Variation of the Offer” (the “Expiry Time”), unless extended or withdrawn by the Offeror.

The Offer is subject to the conditions set forth in Section 4 of the Offer to Purchase, “Conditions of the Offer”. The Offer is not subject to any financing condition.

Holders of Lions Gate Shares (“Shareholders”) who wish to accept the Offer must properly complete and duly execute the accompanying Letter of Acceptance and Transmittal and deposit it, together with certificates representing their Lions Gate Shares, in accordance with the instructions in the Letter of Acceptance and Transmittal. Alternatively, Shareholders may follow the procedures for (a) book-entry transfer of Lions Gate Shares described in Section 3 of the Offer to Purchase under “Manner of Acceptance – Book-entry Transfer”, or (b) guaranteed delivery described in Section 3 of the Offer to Purchase under “Manner of Acceptance – Procedure for Guaranteed Delivery”, using the accompanying Notice of Guaranteed Delivery, or a facsimile thereof. Persons whose Lions Gate Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should contact such registered holder for assistance if they wish to accept the Offer.

No person has been authorized to give any information or make any representation other than those contained in the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery, and if given or made, that information or representation must not be relied upon as having been authorized by the Offeror.

The Offer has not been approved or disapproved by any securities regulatory authority nor has any securities regulatory authority passed upon the fairness or merits of the Offer or upon the adequacy of the information contained in the Offer to Purchase and Circular. Any representation to the contrary is unlawful.

The Offer is being made to all Shareholders other than the Offeror. The Offer is not being made to, nor will deposits be accepted from or on behalf of, Shareholders residing in any jurisdiction in which making or accepting the Offer would violate that jurisdiction’s laws or any administrative or judicial action pursuant thereto.

Questions and requests for assistance may be directed to the Depositary, the U.S. Forwarding Agent or the Information Agent (each as defined herein). Additional copies of this document, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Depositary, the U.S. Forwarding Agent or the Information Agent at their respective offices set out below.

The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers call:

(212) 269-5550

All Others Call Toll-free:

(800) 859-8511

The Depositary for the Offer is:

Computershare Investor Services Inc.

TORONTO

By Mail P.O. Box 7021 31 Adelaide Street East Toronto, ON M5C 3H2 Attention: Corporate Actions	By Registered Mail, Hand or by Courier 100 University Avenue 9th Floor Toronto, ON M5J 2Y1 Attention: Corporate Actions

VANCOUVER

By Registered Mail, Hand or by Courier

510 Burrard Street

2nd Floor

Vancouver, BC V6C 3B9

Toll Free (North America): 1-800-564-6253

Overseas: 1-514-982-7555

E-Mail: corporateactions@computershare.com

Fax: 1-905-771-4082

The U.S. Forwarding Agent for the Offer is:

Computershare Trust Company, N.A.

By Mail Attention: Corp Act CPU Canada P.O. Box 43011 Providence, RI 02940-3014	By Hand or by Courier Attention: Corp Act CPU Canada 250 Royall Street Canton, MA 02021

Toll Free (North America): 1-800-564-6253

July 20, 2010

Except as otherwise indicated, the information concerning Lions Gate contained in the Offer to Purchase and Circular has been taken from or based upon publicly available documents and records on file with Canadian securities regulatory authorities, the U.S. Securities and Exchange Commission (the “SEC”) and other public sources. The Offeror has no means of verifying the accuracy or completeness of any of the information contained herein that is derived from those filings or whether there has been any failure by Lions Gate to disclose events that may have occurred or may affect the significance or accuracy of any information.

FORWARD-LOOKING STATEMENTS

The Offer to Purchase and Circular contains forward-looking statements that are subject to risks and are based on a number of assumptions and other factors. See “Forward-Looking Statements” in the Offer to Purchase and Circular.

NOTICE TO SHAREHOLDERS

SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE FOR USE AT ITS NEXT MEETING AT WHICH INDIVIDUALS WILL BE ELECTED TO THE BOARD OF DIRECTORS OF LIONS GATE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON THE SYSTEM FOR ELECTRONIC DOCUMENT ANALYSIS AND RETRIEVAL (“SEDAR”) WEBSITE AT WWW.SEDAR.COM. CERTAIN INFORMATION RELATING TO PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED HEREIN.

The enforcement by Shareholders of civil liabilities under U.S. federal or state securities laws may be affected adversely by the fact that Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP are governed by the laws of the Cayman Islands, Icahn Fund S.à r.l. is governed by the laws of Luxembourg, Daazi Holding B.V. is governed by the laws of The Netherlands, 7508921 Canada Inc. is governed by the laws of Canada and the LGE Trust is governed by the laws of Ontario, that experts named in the Circular reside outside the United States and that all or a substantial portion of the assets of the Offeror and said persons may be located outside the United States. Shareholders may not be able to sue a foreign company or trust or its officers, directors or trustees in a foreign court for violations of U.S. federal or state securities laws. It may be difficult to compel a foreign company or trust and its affiliates to subject themselves to a U.S. court’s judgment.

The enforcement by Shareholders of civil liabilities under Canadian securities laws may be affected adversely by the fact that each of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l. and Daazi Holding B.V. is incorporated, continued or otherwise organized under the laws of a foreign jurisdiction or resides outside of Canada and that all or a substantial portion of the assets of the Offeror may be located outside Canada. It may not be possible for Shareholders to enforce judgments obtained in Canada against the Icahn Group (other than 7508921 Canada Inc.).

Shareholders of Lions Gate should be aware that the purchase by the Offeror of the Lions Gate Shares held by them as described herein may have tax consequences both in Canada and the United States. The material tax consequences for Shareholders who are resident in, or citizens of, Canada and the United States are described in Section 15 of the Circular, “Material Canadian Federal Income Tax Considerations” and Section 16 of the Circular, “Material U.S. Federal Income Tax Considerations”, respectively.

EXCHANGE RATE INFORMATION

In the Offer to Purchase and Circular, except where otherwise indicated, all references to “dollars” or “$” are to Canadian dollars. The Bank of Canada noon spot exchange rate on July 19, 2010 was U.S.$1.00 = Cdn.$1.0559.

NOTICE TO HOLDERS OF OPTIONS

The Offer is made only for Lions Gate Shares and is not made for any options, warrants or other rights to acquire Lions Gate Shares. Any holder of such securities, other than Rights, who wishes to accept the Offer must, to the extent permitted by the terms of such securities and applicable law, exercise the options, warrants or other rights in order to obtain the underlying Lions Gate Shares and then deposit those Lions Gate Shares in accordance with the Offer.

SUMMARY TERM SHEET

The following are some of the questions you, as a shareholder of Lions Gate, may have about our offer and our answers to those questions. This summary term sheet provides important and material information about our offer that is described in more detail elsewhere in the Offer to Purchase and Circular, Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery, but this summary term sheet does not include all of the information about our offer that is important to you. Additional important information about our offer is contained in the remainder of the Offer to Purchase and Circular, Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery. Therefore, we urge you to carefully read the remainder of the Offer to Purchase and Circular, Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery for our offer. We have included cross-references in this summary term sheet to other sections of the Offer to Purchase and Circular to direct you to the sections of the Offer to Purchase and Circular in which a more complete description of the topics covered in this summary term sheet appear. As used in these questions and answers, “we” or “us” or “our” refers to Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, the entities making the offer for the Lions Gate common shares, and the “Icahn Group” refers to Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V. and 7508921 Canada Inc.

WHO IS OFFERING TO BUY MY LIONS GATE COMMON SHARES?

We are Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP and High River Limited Partnership, limited partnerships which are indirectly controlled by Mr. Carl C. Icahn, and Icahn Fund S.à r.l. and Daazi Holding B.V., limited liability companies which are indirectly controlled by Mr. Carl C. Icahn, 7508921 Canada Inc., a corporation indirectly controlled by Mr. Carl C. Icahn, and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust. Other than 7508921 Canada Inc. and Mr. Atkey, we are primarily engaged in investing in securities of various entities under the direction of Mr. Icahn, acting through his affiliated entities. See Section 1, “The Offeror”, and Section 2, “Lions Gate”, of the Circular for more details regarding us and Lions Gate.

WHAT ARE THE CLASSES AND AMOUNTS OF SECURITIES SOUGHT IN YOUR OFFER?

We are seeking to purchase UP TO ALL of the issued and outstanding common shares of Lions Gate. See Section 1 of the Offer to Purchase, “The Offer”.

WHY IS RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST, AN OFFEROR?

Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, will purchase those Lions Gate common shares validly deposited and not withdrawn under our offer, which, if otherwise taken up by the Icahn Group, would result in the Icahn Group owning 50% or more of the outstanding common shares of Lions Gate while Lions Gate controls Maple Pictures Corp. (“Maple”), a distributor of films in Canada. This purchase would be made in accordance with the undertakings given by the Icahn Group to the Minister of Canadian Heritage in connection with the Icahn Group’s application under the Investment Canada Act (Canada) to acquire control of the Canadian business carried on by Lions Gate. The Icahn Group’s application was approved by the Minister of Canadian Heritage on June 8, 2010. A purchase by Mr. Atkey, in his capacity as the sole trustee of the LGE Trust, may be necessary to avoid any adverse consequences that could result if Lions Gate becomes a non-Canadian controlled entity within the meaning of the Investment Canada Act (Canada) during the period when Lions Gate controls Maple.

Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, will be entitled to vote any Lions Gate common shares acquired in whatever manner he wishes in the best interests of the beneficiary of the LGE Trust. The Icahn Group intends to purchase any Lions Gate common shares taken up under our offer by Mr. Atkey, in his capacity as the sole trustee of the LGE Trust, after such time as when doing so would not result in Maple becoming a non-Canadian within the meaning of the Investment Canada Act (Canada).

WHAT IS THE PURPOSE OF YOUR OFFER?

Lions Gate’s latest actions (including the recent implementation of a second shareholder rights plan (“poison pill”) after the first poison pill was struck down by Canadian securities regulators) convince the Icahn Group that it is extremely unlikely that the current management and board of directors of Lions Gate will allow shareholders of Lions Gate to make their own determination on the future path of the Company, including decisions to make a major acquisition. The Icahn Group therefore intends to seek to replace all or the lion’s share of Lions Gate’s board of directors with the Icahn Group’s nominees.

The Icahn Group reserves the right to engage in discussions with third parties regarding possible future acquisitions. Lions Gate may be part of these discussions. However, there can be no assurance that these discussions will take place.

HOW MUCH ARE YOU OFFERING TO PAY? WHAT IS THE FORM OF PAYMENT?

We are offering to pay U.S.$6.50 per Lions Gate common share in cash. However, you can also elect in the Letter of Acceptance and Transmittal to receive payment in Canadian dollars based on the Bank of Canada noon spot exchange rate on the date following expiry of our offer on which funds are provided to the depositary to pay for Lions Gate common shares purchased under our offer.

On July 19, 2010, the Bank of Canada noon spot exchange rate for Canadian dollars per U.S.$1.00 was $1.0559. For example, if you received payment in U.S. dollars and exchanged it for Canadian dollars at that exchange rate, you would have received $6.86 per Lions Gate common share (excluding any currency exchange fees or commissions). Although the offer price of U.S.$6.50 per Lions Gate common share is fixed, the amount you would receive in Canadian dollars with respect to Lions Gate common shares will vary with the U.S. dollar to Canadian dollar exchange rate, which may be higher or lower than $1.0559 per U.S.$1.00 at the time of exchange. All amounts payable by us for your Lions Gate common shares will be paid promptly in U.S. currency or, if you so elect, in Canadian currency, upon our take up of Lions Gate common shares under our offer. If applicable to your situation, you should obtain a current quote of the exchange rate before deciding whether to deposit your Lions Gate common shares. See Section 3 of the Offer to Purchase, “Manner of Acceptance”.

WILL I HAVE TO PAY ANY FEES OR COMMISSIONS IF I DEPOSIT IN YOUR OFFER?

You will not be obligated to pay any brokerage fee or commission with respect to the purchase of Lions Gate common shares by us pursuant to our offer if you accept our offer by depositing your Lions Gate common shares directly with Computershare Investor Services Inc., the depositary for our offer (the “Depositary”), or Computershare Trust Company, N.A., the U.S. forwarding agent for our offer (the “U.S. Forwarding Agent”). If you own Lions Gate common shares through a broker or other nominee and such broker or nominee deposits Lions Gate common shares on your behalf, the broker or nominee may charge a fee for performing this service. See Section 3 of the Offer to Purchase, “Manner of Acceptance”.

DO YOU HAVE THE FINANCIAL RESOURCES TO MAKE PAYMENT FOR ALL OF THE LIONS GATE COMMON SHARES THAT YOU ARE OFFERING TO PURCHASE?

We have sufficient working capital to pay for all Lions Gate common shares that are sought by us in our offer. See Section 5 of the Circular, “Source of Funds”, for additional information. Our obligation to purchase Lions Gate common shares in our offer is not subject to any financing condition.

IS YOUR FINANCIAL CONDITION RELEVANT TO MY DECISION TO DEPOSIT IN YOUR OFFER?

We do not believe that our financial condition is relevant to your decision whether to deposit your Lions Gate common shares in our offer because the form of consideration consists solely of cash and our offer is not contingent upon our receipt of financing.

HOW WILL MY OPTIONS BE TREATED?

In order to deposit the underlying Lions Gate common shares to our offer, you must exercise your options pursuant to the terms of the plan governing the options, and deposit the Lions Gate common shares in our offer in the same manner as other Lions Gate common shares. See “How Do I Deposit My Lions Gate Common Shares In Your Offer?”

HOW LONG DO I HAVE TO DECIDE WHETHER TO DEPOSIT MY LIONS GATE COMMON SHARES IN YOUR OFFER?

You will have until 8:00 p.m., New York time, on August 25, 2010 to deposit your Lions Gate common shares in our offer, unless our offer is extended or earlier withdrawn. Such time and date, as may be extended, is referred to in the Offer to Purchase and Circular as the “Expiry Time”. If you cannot deliver everything that is required in order to make a valid deposit by that time, you may be able to use a guaranteed delivery procedure, which is described in Section 3 of the Offer to Purchase, “Manner of Acceptance”.

UNDER WHAT CIRCUMSTANCES CAN OR MUST YOU EXTEND YOUR OFFER?

Subject to applicable law, we can extend our offer at any time and from time to time, for any reason. We are permitted (and are required under limited circumstances) to extend our offer beyond its initial expiration date of August 25, 2010:

•	for such amount of time as we determine to be necessary to permit any of the conditions to our offer to be satisfied; and

•

for any period required by the rules, regulations or interpretations of the Canadian securities regulatory authorities and the U.S. Securities and Exchange Commission, or the staff thereof, applicable to our offer.

Subject to applicable law, we expressly reserve the right to waive any of the conditions to our offer and to make any change in the terms of, or conditions to, or to withdraw our offer prior to the Expiry Time. See Section 5, “Extension and Variation of the Offer”, and Section 6, “Withdrawal of Deposited Lions Gate Shares”, of the Offer to Purchase.

WILL THERE BE A SUBSEQUENT OFFERING PERIOD?

We do not intend to provide a subsequent offering period after we take up Lions Gate common shares deposited in our offer.

HOW WILL I BE NOTIFIED IF YOUR OFFER IS EXTENDED?

If we extend our offer, we will provide notice to the Depositary for our offer. We will also make a public announcement of the extension by issuing a press release prior to 9:00 a.m., New York time, on the next business day after the scheduled Expiry Time and by providing a copy of the notice to the New York Stock Exchange (the “NYSE”). See Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”.

WHAT ARE THE MOST SIGNIFICANT CONDITIONS IN YOUR OFFER?

We have the right to withdraw our offer and not take up and pay for any Lions Gate common shares deposited in our offer unless each of the conditions applicable to our offer described in Section 4 of the Offer to Purchase, “Conditions of the Offer”, is satisfied or waived by us prior to the Expiry Time.

We are not obligated to purchase Lions Gate common shares that are validly deposited in our offer if (i) Lions Gate has entered into any material transaction outside the ordinary course of business (including any acquisition of assets over U.S.$100 million); (ii) Lions Gate issues or authorizes the issuance of any Lions Gate securities other than pursuant to the exercise or conversion of currently outstanding stock options or convertible securities; (iii) we have not received any required approvals, exemptions or rulings; or (iv) all rights issued or issuable under the poison pill adopted by Lions Gate’s board of directors on July 1, 2010 have not been cease-traded, found to be illegal or unenforceable, redeemed by the board, or otherwise eliminated.

Our offer is also subject to various other conditions. We can waive the conditions to our offer without Lions Gate’s consent. See Section 4 of the Offer to Purchase, “Conditions of the Offer”.

Our obligation to purchase Lions Gate common shares under our offer is not subject to any financing condition. See Section 5 of the Circular, “Source of Funds”.

HOW DO I DEPOSIT MY LIONS GATE COMMON SHARES IN YOUR OFFER?

To deposit all or a portion of your Lions Gate common shares in our offer:

•

You must deliver your Lions Gate common share certificates (or arrange for the book-entry delivery of your Lions Gate common shares), together with a properly completed and duly executed Letter of Acceptance and Transmittal (or in the case of a book-entry transfer, confirmation of a book-entry transfer into the Depositary’s account at the Depository Trust Company (“DTC”) or CDS Clearing and Depository Services Inc. and, in the case of DTC accounts, a properly completed and duly executed Letter of Acceptance and Transmittal or an “Agent’s Message” in lieu of a Letter of Acceptance and Transmittal), and any other documents required by the Letter of Acceptance and Transmittal, to the Depositary or U.S. Forwarding Agent not later than the Expiry Time.

•

If your Lions Gate common shares are held in “street name,” through a broker, dealer, bank, trust company or other nominee, and you wish to deposit all or any portion of your Lions Gate common shares in our offer, your Lions Gate common shares can only be deposited on your behalf by your broker or nominee to the Depositary or U.S. Forwarding Agent.

•

If you are unable to deliver any required document or instrument to the Depositary or U.S. Forwarding Agent by the Expiry Time, you may obtain additional time to do so by having a broker, a bank or other fiduciary that is an eligible institution guarantee that the missing items will be received by the Depositary within three NYSE trading days after the Expiry Time of our offer. You may use the Notice of Guaranteed Delivery enclosed with the Offer to Purchase and Circular for this purpose. For the deposit to be valid, however, the Depositary must receive the missing items within that three trading-day period or your deposit will not be valid.

See Section 3 of the Offer to Purchase, “Manner of Acceptance”.

CAN I WITHDRAW LIONS GATE COMMON SHARES THAT I PREVIOUSLY DEPOSITED IN YOUR OFFER? UNTIL WHAT TIME MAY I WITHDRAW PREVIOUSLY DEPOSITED LIONS GATE COMMON SHARES?

You can withdraw some or all of the Lions Gate common shares that you validly deposited in our offer at any time prior to the Expiry Time. Once we accept your deposited Lions Gate common shares for payment upon the expiration of our offer, you will no longer be able to withdraw them, except if they have not been paid for within three business days of such acceptance or in accordance with applicable law. In addition, if we have not accepted your Lions Gate common shares for payment by September 17, 2010, you can withdraw them at any time thereafter, provided that your Lions Gate common shares have not been accepted for payment prior to the receipt by the Depositary or U.S. Forwarding Agent, depending on with whom you originally deposited your Lions Gate common shares, of a notice of withdrawal in respect of such shares. See Section 6 of the Offer to Purchase, “Withdrawal of Deposited Lions Gate Shares”.

HOW DO I WITHDRAW PREVIOUSLY DEPOSITED LIONS GATE COMMON SHARES?

To withdraw Lions Gate common shares that you have previously deposited in our offer, you (or, if your Lions Gate common shares are held in street name, the broker, dealer, bank, trust company or other nominee that holds your Lions Gate common shares) must deliver or fax a written notice of withdrawal, with the required information to the Depositary or U.S. Forwarding Agent, depending on with whom you originally deposited your Lions Gate common shares, while you still have the right to withdraw your Lions Gate common shares. See Section 6 of the Offer to Purchase, “Withdrawal of Deposited Lions Gate Shares”.

WHEN MUST LIONS GATE’S BOARD OF DIRECTORS FORMALLY RESPOND TO YOUR OFFER?

Under Canadian provincial securities laws, a directors’ circular must be prepared and delivered to shareholders no later than 15 days from the date of the commencement of our offer. This circular must include (i) a recommendation to accept or reject our offer, and the reasons for their recommendation, (ii) a statement that they are unable to make or are not making a recommendation, and if no recommendation is made, the reasons for not making a recommendation, or (iii) a statement that the directors are considering whether to make a recommendation to accept or reject the bid, the reasons for not making a recommendation and advising shareholders that they should not deposit their Lions Gate common shares until they receive another communication from the directors in accordance with (i) or (ii) which must be delivered at least seven days before the Expiry Time. Under U.S. federal securities laws, Lions Gate has similar obligations, including the requirement to file with the U.S. Securities and Exchange Commission a response no later than 10 business days from the date of the commencement of our offer as to whether it recommends acceptance or rejection of our offer, that it has no opinion with respect to our offer or that it is unable to take a position with respect to our offer and the reason(s) for its position.

IF THE LIONS GATE COMMON SHARES SOUGHT IN YOUR OFFER ARE DEPOSITED AND TAKEN UP, WHAT WILL BE THE EFFECT OF THE OFFER ON LIONS GATE?

Depending upon the number of Lions Gate common shares purchased pursuant to our offer, the Lions Gate common shares may no longer meet the requirements of the NYSE for continued listing on the NYSE. If the Lions Gate common shares are delisted from the NYSE, the ability of Lions Gate shareholders to resell their Lions Gate common shares would be reduced. Depending upon the number of Lions Gate common shares purchased pursuant to our offer, Lions Gate may also become eligible to cease to be a reporting issuer under applicable securities laws in the provinces of British Columbia, Alberta, Manitoba, Ontario and Québec and to suspend its periodic reporting obligations under the U.S. Securities Exchange Act of 1934, as amended. This would reduce the amount of information that Lions Gate must provide to Lions Gate shareholders. See Section 12 of the Circular, “Effect of the Offer on the Market for Lions Gate Shares”.

Lions Gate disclosed on its Form 8-K filed with the U.S. Securities and Exchange Commission on June 25, 2010 that on June 22, 2010 it amended the terms of its senior revolving credit facility and revolving film credit facility to define a “change in control” to include, subject to certain limited exceptions, an acquisition whereby a person or group acquires ownership or control in excess of 50% of Lions Gate’s equity securities having voting power to vote in the election of the board of directors of Lions Gate. In addition, the senior revolving credit facility and revolving film credit facility, as amended, provide that the following, among other events, trigger a “change in control”: (i) if at any time, individuals who as of July 28, 2008 constituted the board of directors of Lions Gate (together with any new directors whose election by the board of directors or whose nomination for election by the holders of Lions Gate common shares was approved by a vote of the majority of directors then still in office who were either directors as of July 28, 2008 or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the board of directors of Lions Gate, and (ii) if either (a) both Jon Feltheimer and Michael Burns or (b) all four of Joseph Drake, Steven Beeks, Kevin Beggs and Michael Paseornek ceases for any reason (including termination, death or disability) to materially perform the functions and services they perform for Lions Gate and Lions Gate fails for a period of 90 consecutive days afterwards to replace such person with a replacement acceptable to the lenders holding at least 51% of the total credit exposure under such credit facilities.

The senior revolving credit facility and revolving film credit facility both provide that a “change in control” would be an event of default that would permit the lenders to accelerate the repayment of borrowings under such facilities and to enforce security interests in the collateral securing such debt. Lions Gate has stated that as of April 16, 2010 it had borrowings of approximately U.S.$60 million outstanding under the senior revolving credit facility and borrowings of approximately U.S.$37.9 million outstanding under the revolving film credit facility. In addition, Lions Gate has stated that if the borrowings under the senior revolving credit facility and the revolving film credit facility were accelerated following an event of default that is not waived or cured, holders of the (i) convertible senior subordinated notes due 2024, (ii) convertible senior subordinated notes due 2025 issued in February 2005, (iii) convertible senior subordinated notes due 2025 issued in April 2009, and (iv) senior secured second-priority notes due 2016, each of which was issued by Lions Gate Entertainment Inc., a subsidiary of Lions Gate, and is guaranteed by Lions Gate, would have the right to accelerate such debt.

In addition, the (i) convertible senior subordinated notes due 2024, (ii) convertible senior subordinated notes due 2025 issued in February 2005, and (iii) convertible senior subordinated notes due 2025 issued in April 2009 become subject, upon a “change in control”, to the right of the holders of such notes to require Lions Gate Entertainment Inc. to repurchase such notes at 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest, and, in certain circumstances, to a make whole premium. Under the terms of the senior secured second-priority notes due 2016, upon the occurrence of a “change in control”, Lions Gate Entertainment Inc. must make an offer to purchase all of the notes at a purchase price in cash equal to 101% of the principal amount of such notes, plus accrued and unpaid interest. Under the terms of each of the foregoing notes, a “change in control” includes the acquisition of beneficial ownership, directly or indirectly, by any person or group of more than 50% of the total voting power of the Lions Gate common shares. A “change in control” under the terms of any of the foregoing notes would also result in a default under the terms of the senior revolving credit facility and revolving film credit facility. Lions Gate has stated that as of April 16, 2010, U.S.$236.0 million principal amount of the senior secured second-priority notes due 2016 and U.S.$236.1 million aggregate principal amount of the convertible senior subordinated notes due 2024, the convertible senior subordinated notes due 2025 issued in February 2005, and the convertible senior subordinated notes due 2025 issued in April 2009 were outstanding, and that Lions Gate’s consolidated total indebtedness was approximately U.S.$861.8 million.

If Lions Gate’s lenders and noteholders were to elect to declare events of default relating to the change in control provisions and an acceleration occurs, it will not be a condition allowing us to withdraw our offer. If such an acceleration occurs, the Icahn Group believes that Lions Gate will need to immediately secure a replacement source of funding in order to continue to operate its business and avoid bankruptcy. The Icahn Group believes this is a problem of Lions Gate’s own making – had the board of directors not agreed to these controversial “poison put” provisions, the Company would not now be facing this very difficult situation. As previously stated, the Icahn Group intends to hold the board responsible for any costs and damages the Company might incur from having to obtain emergency financing to alleviate this situation.

The employment agreements of Jon Feltheimer, Michael Burns, Steven Beeks, Joseph Drake and Wayne Levin, each of whom are executive officers of Lions Gate, contain “change in control” benefits and severance benefits if any such individual’s employment is terminated in connection with a “change in control”. The “change in control” provision in each of Messrs. Feltheimer, Burns, Beeks, Drake, and Levin’s employment agreements was purportedly triggered when the Icahn Group acquired more than 33% of the Lions Gate common shares. Certain executive officers and directors of Lions Gate disclosed in public filings that they have received Lions Gate Shares upon the accelerated vesting of restricted share units. In the event that the aforementioned executive officers exercise any other of their respective “change in control” rights under their respective employment agreements, it would not be a condition allowing us to withdraw our offer.

Lions Gate’s 2004 Performance Incentive Plan (the “2004 Plan”) grants the administrator of the 2004 Plan the discretion, in the event of a change in control, to provide that any outstanding option or stock appreciation rights shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under the 2004 Plan that is then outstanding shall be payable to the holder of such award. The 2004 Plan defines a “change in control” to include, among other things, the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the Lions Gate common shares. The “change in control” provision in the 2004 Plan was purportedly triggered when the Icahn Group acquired more than 30% of the Lions Gate common shares. Certain executive officers and directors of Lions Gate disclosed in public filings that they have received Lions Gate Shares upon the accelerated vesting of restricted share units. In the event that the administrator of the 2004 Plan exercises any other of its “change in control” rights under the 2004 Plan, it would not be a condition allowing us to withdraw our offer.

WHAT ARE THE MATERIAL CANADIAN FEDERAL INCOME TAX CONSEQUENCES OF DEPOSITING LIONS GATE COMMON SHARES IN YOUR OFFER?

In general, a holder of Lions Gate common shares who is a resident of Canada, who holds Lions Gate common shares as capital property, who deals at arm’s length with and is not affiliated with Lions Gate or us and who sells Lions Gate common shares under our offer will realize a capital gain (or loss) to the extent that the proceeds of disposition of the Lions Gate common shares (determined in Canadian dollars) exceed (or are less than) the total of the adjusted cost base of the Lions Gate common shares to the shareholder and any reasonable costs of disposition. In general, a holder of Lions Gate common shares who is not a resident of Canada, who deals at arm’s length with and is not affiliated with Lions Gate or us, who holds Lions Gate common shares as capital property and not in connection with carrying on a business in Canada, whose Lions Gate common shares are not taxable Canadian property, and who sells Lions Gate common shares under our offer will not be subject to Canadian federal income tax on any capital gain realized on a disposition of Lions Gate common shares under our offer. We encourage you to seek independent tax advice regarding the Canadian federal income tax consequences of depositing your Lions Gate common shares in our offer. The foregoing is only a brief summary of Canadian federal income tax consequences and is qualified by the more detailed general description set out under “Material Canadian Federal Income Tax Considerations” in Section 15 of the Circular.

WHAT ARE THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF DEPOSITING LIONS GATE COMMON SHARES IN YOUR OFFER?

In general, a U.S. holder who holds Lions Gate common shares as capital assets and receives U.S. dollars for the Lions Gate common shares under our offer will recognize a gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (a) the amount received and (b) such U.S. holder’s adjusted tax basis in the Lions Gate common shares. Such gain or loss generally will be a capital gain or loss and generally will be a long-term capital gain or loss if such U.S. holder has held the Lions Gate common shares for more than one year at the time of the exchange. We encourage you to consult your tax advisor to determine the particular U.S. federal income tax consequences of depositing your Lions Gate common shares in our offer. The foregoing is only a brief summary of U.S. federal income tax consequences and is qualified by the more detailed general description set out under “Material U.S. Federal Income Tax Considerations” in Section 16 of the Circular.

TO WHOM MAY I SPEAK IF I HAVE QUESTIONS ABOUT YOUR OFFER?

Questions and requests for assistance may be directed to D.F. King & Co., Inc. as information agent for our offer (the “Information Agent”), Computershare Investor Services Inc. as the Depositary for our offer, or Computershare Trust Company, N.A. as U.S. Forwarding Agent for our offer, at their respective offices shown on the cover page and the last page of the Offer to Purchase and Circular. Additional copies of the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal, the Notice of Guaranteed Delivery and the related offer documents may be obtained without charge on request from the Information Agent, the Depositary, or the U.S. Forwarding Agent, at their respective offices shown on the cover page and the last page of the Offer to Purchase and Circular.

GLOSSARY

In the Offer to Purchase and Circular, unless the subject matter or context is inconsistent therewith, the following terms have the meanings set forth below:

“2004 Plan” has the meaning ascribed thereto in Section 2 of the Circular, “Lions Gate”;

“2024 Notes” means the 2.9375% Convertible Senior Subordinated Notes due 2024 of LGEI;

“2025 Notes” means the 3.625% Convertible Senior Subordinated Notes due 2025 of LGEI;

“2025 Notes of April 2009” means the 3.625% Convertible Senior Subordinated Notes due 2025 of LGEI issued in April 2009;

“affiliate”, except where otherwise indicated, has the meaning ascribed thereto in the Securities Act (Ontario);

“Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, stating that DTC has received an express acknowledgment from the participant in DTC depositing the Lions Gate Shares that are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Acceptance and Transmittal and that the Offeror may enforce such agreement against such participant;

“allowable capital loss” has the meaning ascribed thereto in Section 15 of the Circular, “Material Canadian Federal Income Tax Considerations”;

“associate”, except where otherwise indicated, has the meaning ascribed thereto in the Securities Act (Ontario);

“BC Court” has the meaning ascribed thereto in Section 3 of the Circular, “Background to the Offer”;

“BCBCA” means the Business Corporations Act (British Columbia), as amended;

“BCSC” has the meaning ascribed thereto in Section 3 of the Circular, “Background to the Offer”;

“Book-Entry Confirmation” means confirmation of a book-entry transfer of a Shareholder’s Lions Gate Shares into the Depositary’s account at CDS or DTC, as applicable;

“Book-Entry Transfer Facility” means CDS or DTC, as applicable;

“CDS” means CDS Clearing and Depository Services Inc.;

“CDSX” means the CDS online tendering system pursuant to which book-entry transfers may be effected;

“Circular” means the take-over bid circular accompanying the Offer to Purchase and forming part of the Offer;

“Code” has the meaning ascribed thereto in Section 16 of the Circular, “Material U.S. Federal Income Tax Considerations”;

“Depositary” means Computershare Investor Services Inc.;

“DTC” means the Depository Trust Company;

“Effective Date” has the meaning ascribed thereto in Section 3 of the Offer to Purchase, “Manner of Acceptance – Power of Attorney”;

“Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP), or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP);

“entities”, with respect to Lions Gate, means collectively, the subsidiaries, associates or other Persons in which Lions Gate has a direct or indirect material interest;

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

“Expiry Time” means, with respect to the Offer, 8:00 p.m., New York time, on August 25, 2010, or such later time and date as may be fixed by the Offeror from time to time pursuant to Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”;

“Holder” has the meaning ascribed thereto in Section 15 of the Circular, “Material Canadian Federal Income Tax Considerations”;

“Icahn Group” means Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands and, as applicable, 7508921 Canada Inc., a corporation governed by the laws of Canada;

“Icahns” has the meaning ascribed thereto in Section 3 of the Circular, “Background to the Offer”;

“Information Agent” means D.F. King & Co., Inc.;

“Initial Offer” means the tender offer commenced by the Icahn Group on March 1, 2010 and that expired on June 16, 2010, and for which there was a subsequent offering period that expired on June 30, 2010, which resulted in the acquisition by the Icahn Group of 18,026,178 Lions Gate Shares at U.S.$7.00 per Lions Gate Share;

“Initial Poison Pill” means the Shareholder Rights Plan Agreement dated as of March 12, 2010 between Lions Gate and CIBC Mellon Trust Company, as rights agent;

“Letter of Acceptance and Transmittal” means the letter of acceptance and transmittal in the form accompanying the Offer to Purchase and Circular;

“LGEI” means Lions Gate Entertainment Inc., a subsidiary of Lions Gate;

“Lions Gate” or the “Company” means Lions Gate Entertainment Corp., a corporation organized under the laws of British Columbia;

“Lions Gate Share” means a common share in the capital of Lions Gate;

“Maple” has the meaning ascribed thereto in Section 3 of the Circular, “Background to the Offer”;

“MI 61-101” has the meaning ascribed thereto in Section 14 of the Circular, “Valuation Exemption”;

“Non-Resident Shareholder” has the meaning ascribed thereto in Section 15 of the Circular, “Material Canadian Federal Income Tax Considerations”;

“Notes” means the 2024 Notes and the 2025 Notes;

“Notice of Guaranteed Delivery” means the notice of guaranteed delivery in the form accompanying the Offer to Purchase and Circular;

“NYSE” means the New York Stock Exchange;

“Offer” means the offer to purchase Lions Gate Shares made hereby, the terms and conditions of which are set forth in the accompanying Offer to Purchase and Circular, Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery;

“Offer Period” means the period commencing on July 20, 2010 and ending at the Expiry Time;

“Offeree” has the meaning ascribed thereto in Section 20 of the Circular, “Compelled Acquisition”;

“Offeror” means the Icahn Group and the Trustee;

“Offeror’s Notice” has the meaning ascribed thereto in Section 20 of the Circular, “Compelled Acquisition”;

“Other Securities” has the meaning ascribed thereto in Section 3 of the Offer to Purchase, “Manner of Acceptance – Power of Attorney”;

“Person” includes any individual, body corporate, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, or any form of unincorporated entity;

“PFIC” has the meaning ascribed thereto in Section 16 of the Circular, “Material U.S. Federal Income Tax Considerations”;

“Preference Shares” has the meaning ascribed thereto in Section 2 of the Circular, “Lions Gate”;

“Prior Lions Gate Public Filings” has the meaning ascribed thereto in Section 4 of the Offer to Purchase, “Conditions of the Offer”;

“Proposed Amendments” has the meaning ascribed thereto in Section 15 of the Circular, “Material Canadian Federal Income Tax Considerations”;

“Publicly Disclosed by Lions Gate” means disclosed by Lions Gate in a public filing made by it on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) or by way of a press release made through a nationally recognized news wire service prior to the date hereof;

“Purchased Securities” has the meaning ascribed thereto in Section 3 of the Offer to Purchase, “Manner of Acceptance – Power of Attorney”;

“Rachesky Agreement” has the meaning ascribed thereto in Section 3 of the Circular, “Background to the Offer”;

“Relevant Time” has the meaning ascribed thereto in Section 15 of the Circular, “Material Canadian Federal Income Tax Considerations”;

“Resident Shareholder” has the meaning ascribed thereto in Section 15 of the Circular, “Material Canadian Federal Income Tax Considerations”;

“Revolving Credit Agreement” means the Second Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of July 25, 2008, as amended, among LGEI, Lions Gate UK Limited and Lions Gate Australia Pty Limited, as borrowers, the guarantors and lenders referred to therein, JPMorgan Chase Bank, N.A., as administrative agent and as issuing bank, and Wachovia Bank, N.A., as syndication agent;

“Revolving Film Credit Agreement” means the Credit, Security, Guaranty and Pledge Agreement dated as of October 6, 2009, as amended, among Lions Gate Mandate Financing Vehicle Inc., the guarantors and lenders referred to therein, JPMorgan Chase Bank, N.A., as administrative agent and issuing bank, Union Bank, N.A., as co-administrative agent, syndication agent and joint lead arranger, and Wells Fargo Bank, National Association as documentation agent;

“Rights” means the rights issued pursuant to the Second Poison Pill;

“SEC” means the U.S. Securities and Exchange Commission;

“Second Lien Notes” means the 10.25% Senior Secured Second-Priority Notes due 2016 of LGEI;

“Second Poison Pill” means the Shareholder Rights Plan Agreement dated as of July 1, 2010 between Lions Gate and CIBC Mellon Trust Company, as rights agent;

“Securities” has the meaning ascribed thereto in Section 6 of the Circular, “Beneficial Ownership of and Trading in Lions Gate Shares”;

“SEDAR” means the System for Electronic Document Analysis and Retrieval maintained by the Canadian Securities Administrators and available at www.sedar.com;

“Series A Shares” has the meaning ascribed thereto in Section 2 of the Circular, “Lions Gate”;

“Series B Shares” has the meaning ascribed thereto in Section 2 of the Circular, “Lions Gate”;

“Shareholder” means a holder of Lions Gate Shares;

“subsidiary” means, with respect to a specified body corporate, any body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of the board of directors thereof (whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency) are at the time owned directly or indirectly by such specified body corporate and shall include any body corporate, partnership, joint venture or other entity over which such specified body corporate exercises direction or control or which is in a like relation to a subsidiary;

“Tax Act” means the Income Tax Act (Canada), as amended;

“taxable capital gain” has the meaning ascribed thereto in Section 15 of the Circular, “Material Canadian Federal Income Tax Considerations”;

“Trustee” means Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, a trust formed under the laws of the Province of Ontario;

“Undertakings” has the meaning ascribed thereto in Section 3 of the Circular, “Background to the Offer”;

“U.S. Forwarding Agent” means Computershare Trust Company, N.A.; and

“U.S. Holder” has the meaning ascribed thereto in Section 16 of the Circular, “Material U.S. Federal Income Tax Considerations”.

FORWARD-LOOKING STATEMENTS

Certain statements contained in the accompanying Offer to Purchase and Circular under “Background to the Offer” and “Purpose of the Offer and Plans for Lions Gate”, in addition to certain statements contained elsewhere in this Offer to Purchase and Circular, are “forward-looking statements” and are prospective. These statements may be identified by their use of forward-looking terminology such as the words “expects”, “projects”, “believes”, “anticipates”, “intends” or other similar words. Forward-looking statements are not based on historical facts, but rather on current expectations and projections about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements generally can be identified by the inherent risks and uncertainties surrounding future expectations. Important factors that could cause actual results to differ materially from the expectations of the Offeror include, among other things, the failure to meet certain conditions of the Offer and certain of the risk factors as set forth in Lions Gate’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission on June 1, 2010. Such forward-looking statements should therefore be construed in light of such factors, and the Offeror is under no obligation and expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

OFFER TO PURCHASE

July 20, 2010

TO: THE HOLDERS OF COMMON SHARES OF LIONS GATE

1. The Offer

The Offeror hereby offers to purchase, upon the terms and subject to the conditions hereinafter specified, UP TO ALL of the issued and outstanding Lions Gate Shares, including Lions Gate Shares which become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares (other than Lions Gate Shares which become outstanding on the exercise of Rights), for U.S.$6.50 per common share.

The Offer is made only for Lions Gate Shares and is not made for any options, warrants or other rights to acquire Lions Gate Shares. Any holder of such securities (other than Rights) who wishes to accept the Offer must, to the extent permitted by the terms of such securities and applicable law, exercise the options, warrants or other rights in order to obtain the underlying Lions Gate Shares and then deposit those Lions Gate Shares in accordance with the Offer. Any such exercise must be sufficiently in advance of the Expiry Time to ensure that Lions Gate Shares will be available for deposit no later than the Expiry Time or in sufficient time to comply with the procedures referred to in Section 3 of the Offer to Purchase, “Manner of Acceptance – Procedure for Guaranteed Delivery”.

The Offeror reserves the right to transfer or assign, in whole or from time to time in part, to one or more Persons designated by or affiliated with the Offeror, the right to purchase Lions Gate Shares deposited in the Offer, but any such transfer or assignment will not relieve the Offeror of its obligations under the Offer or prejudice the rights of depositing Shareholders to receive payment for Lions Gate Shares validly deposited and accepted for payment pursuant to the Offer. As a result of the relationship of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP and Icahn Offshore LP with each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, each of them may be deemed to have shared voting power and shared dispositive power with Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP with regard to the Lions Gate Shares beneficially owned by Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. As a result of the relationship of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP and Icahn Onshore LP with Icahn Partners LP, each of them may be deemed to have shared voting power and shared dispositive power with Icahn Partners LP with regard to the Lions Gate Shares beneficially owned by Icahn Partners LP. As a result of the relationship of Carl C. Icahn, Hopper Investments LLC and Barberry Corp. with High River Limited Partnership, each of them may be deemed to have shared voting power and shared dispositive power with High River Limited Partnership with regard to the Lions Gate Shares beneficially owned by High River Limited Partnership. As a result of Carl C. Icahn’s relationship with the Offeror (other than the Trustee), Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp., each of Mr. Icahn, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp. are deemed to be co-bidders with the Offeror.

All cash payable under the Offer will be denominated in U.S. dollars. However, Shareholders can elect to receive their cash consideration in Canadian dollars based on the Bank of Canada noon spot exchange rate on the date following the expiry of the Offer on which funds are provided to the Depositary to pay for Lions Gate Shares purchased pursuant to the Offer. See Section 3 of the Offer to Purchase, “Manner of Acceptance – Currency of Payment”.

The accompanying Circular, Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery, which are incorporated into and form part of the Offer, contain important information that should be read carefully before making a decision with respect to the Offer.

2. Time for Acceptance

The Offer is open for acceptance until the Expiry Time, being 8:00 p.m., New York time, on August 25, 2010, unless the Offer is withdrawn or extended by the Offeror. The Expiry Time may be extended at the Offeror’s sole discretion pursuant to Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”.

3. Manner of Acceptance

Letters of Acceptance and Transmittal

The Offer may be accepted by delivering to the Depositary or the U.S. Forwarding Agent at any of the offices of the Depositary or the U.S. Forwarding Agent listed in the accompanying Letter of Acceptance and Transmittal:

(a)

a Letter of Acceptance and Transmittal in the form accompanying the Offer to Purchase and Circular, properly completed and duly executed as required by the instructions set out in the Letter of Acceptance and Transmittal, and any other documents required by the instructions set out in the Letter of Acceptance and Transmittal, and

(b)	the certificate or certificates representing the Lions Gate Shares in respect of which the Offer is being accepted,

so as to be received no later than the Expiry Time.

Participants in CDS or DTC should contact the Depositary with respect to the deposit of their Lions Gate Shares under the Offer. CDS and DTC will be issuing instructions to their participants as to the method of depositing such Lions Gate Shares under the terms of the Offer.

The Offer will be deemed to be accepted only if the Depositary or the U.S. Forwarding Agent has actually received these documents no later than the Expiry Time. The signature on the Letter of Acceptance and Transmittal must be guaranteed by an Eligible Institution or in some other manner acceptable to the Depositary or the U.S. Forwarding Agent (except that no guarantee is required for the signature of a depositing Shareholder which is an Eligible Institution) if it is signed by a Person other than the registered owner(s) of the Lions Gate Shares being deposited, or if the Lions Gate Shares not purchased are to be returned to a Person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of Lions Gate, or if payment is to be issued in the name of a Person other than the registered owner(s) of the Lions Gate Shares being deposited. If a Letter of Acceptance and Transmittal is executed by a Person other than the registered holder of the Lions Gate Shares represented by the certificate(s) deposited therewith, then the certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered holder, with the signature on the endorsement panel or share transfer power of attorney guaranteed by an Eligible Institution.

Currency of Payment

The cash payable under the Offer will be denominated in U.S. dollars. However, Shareholders can elect to receive their cash consideration in Canadian dollars based on the Bank of Canada noon spot exchange rate on the date following the expiry of the Offer on which funds are provided to the Depositary to pay for Lions Gate Shares purchased pursuant to the Offer. If a Shareholder wishes to receive the cash payable under the Offer in Canadian dollars, the box titled “Currency of Payment” in the Letter of Acceptance and Transmittal and, if applicable, in the Notice of Guaranteed Delivery must be completed. Otherwise, cash payment will be made in U.S. dollars.

Book-entry Transfer

Shareholders may accept the Offer by following the procedures for book-entry transfer established by DTC, provided that a Book-Entry Confirmation, together with an Agent’s Message in respect thereof, or a properly completed and duly executed Letter of Acceptance and Transmittal, together with any required signature guarantees, and any other required documents, are received by the Depositary at its office in Toronto, Ontario, Canada or the U.S. Forwarding Agent prior to the Expiry Time. The Depositary will establish an account with respect to the Lions Gate Shares at DTC for the purpose of the Offer within three business days after the date of the Offer. Any financial institution that is a participant in the system of DTC may make a book-entry delivery of Lions Gate Shares by causing DTC to transfer such Lions Gate Shares into the Depositary’s account at DTC in accordance with DTC’s procedures for such transfer. However, as noted above, although delivery of Lions Gate Shares may be effected through book-entry transfer at DTC, either a Letter of Acceptance and Transmittal, properly completed and duly executed, together with any required signature guarantees, or an Agent’s Message in lieu of a Letter of Acceptance and Transmittal, and any other required documents, must, in any case, be received by the Depositary at its office in Toronto, Ontario, Canada or the U.S. Forwarding Agent no later than the Expiry Time, or the depositing Shareholder must comply with the guaranteed delivery procedure described below. Delivery of Lions Gate Shares to the Depositary by means of a book-entry transfer in accordance with the procedures for book-entry transfer established by DTC will constitute a valid tender under the Offer.

Shareholders may also accept the Offer by following the procedures for book-entry transfer established by CDS, provided that a Book-Entry Confirmation through CDSX is received by the Depositary at its office in Toronto, Ontario, Canada at or prior to the Expiry Time. The Depositary will establish an account with respect to the Lions Gate Shares for purposes of the Offer at CDS within three business days after the date of the Offer. Any financial institution that is a participant in CDS may cause CDS to make a book-entry transfer of a Shareholder’s Lions Gate Shares into the Depositary’s account in accordance with CDS procedures for such transfer. Shareholders, and their respective CDS participants, who utilize CDSX to accept the Offer through a book-entry transfer of their holdings into the Depositary’s account with CDS shall be deemed to have completed and submitted a Letter of Acceptance and Transmittal and to be bound by the terms thereof and therefore any book-entry transfer of Lions Gate Shares into the Depositary’s account at CDS in accordance with CDS procedures will be considered a valid tender in accordance with the terms of the Offer.

DELIVERY OF DOCUMENTS TO DTC OR CDS DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

Procedure for Guaranteed Delivery

If a holder of Lions Gate Shares wishes to deposit such Lions Gate Shares pursuant to the Offer and certificates for such Lions Gate Shares are not immediately available, the holder cannot complete the procedure for book-entry transfer on a timely basis, or the holder cannot deliver all other required documents to the Depositary or the U.S. Forwarding Agent no later than the Expiry Time, those Lions Gate Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

(a)	the deposit is made by or through an Eligible Institution;

(b)	a Notice of Guaranteed Delivery in the form accompanying the Offer to Purchase and Circular, or a facsimile thereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified in the Notice of Guaranteed Delivery, is received by the Depositary, at the applicable address set out in the Notice of Guaranteed Delivery, no later than the Expiry Time; and

(c)

the certificate(s) representing the deposited Lions Gate Shares, together with a Letter of Acceptance and Transmittal, properly completed and duly executed with any required signature guarantees, covering the deposited Lions Gate Shares and all other documents required by the Letter of Acceptance and Transmittal, or in the case of a book-entry transfer, a Book-Entry Confirmation with respect to the deposited Lions Gate Shares and, in the case of DTC accounts, a Letter of Acceptance and Transmittal, properly completed and duly executed, together with any required signature guarantees, or an Agent’s Message in lieu of a Letter of Acceptance and Transmittal, are received by the Depositary at the applicable address specified in the Notice of Guaranteed Delivery no later than 5:00 p.m., New York time, on the third trading day on the NYSE after the Expiry Time.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at its office in Toronto, Ontario, Canada set out in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and the Letter of Acceptance and Transmittal and accompanying Lions Gate Share certificates to any office other than such office of the Depositary does not constitute delivery for purposes of satisfying a guaranteed delivery.

General

In all cases, payment for Lions Gate Shares deposited and taken up by the Offeror will be made only after timely receipt by the Depositary or the U.S. Forwarding Agent of the certificates representing the Lions Gate Shares or book-entry transfer of Lions Gate Shares into the appropriate account, a Letter of Acceptance and Transmittal, properly completed and duly executed, covering those Lions Gate Shares with the signatures guaranteed, if required, in accordance with the instructions set out in the Letter of Acceptance and Transmittal, or in the case of Lions Gate Shares deposited by book-entry transfer, a Book-Entry Confirmation and, in the case of DTC accounts, a Letter of Acceptance and Transmittal, properly completed and duly executed, together with any required signature guarantees, or an Agent’s Message in lieu of a Letter of Acceptance and Transmittal, and any other required documents.

The method of delivery of certificates representing Lions Gate Shares, the Letter of Acceptance and Transmittal, the Notice of Guaranteed Delivery and all other required documents is at the option and risk of the Person depositing the same. The Offeror recommends that all such documents be delivered by hand to the Depositary or the U.S. Forwarding Agent and a receipt obtained or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained.

Shareholders whose Lions Gate Shares are registered in the name of a nominee should contact their broker, dealer, bank, trust company or other nominee if they wish to accept the Offer.

All questions as to the validity, form, eligibility (including timely receipt) and acceptance of any Lions Gate Shares deposited pursuant to the Offer will be determined by the Offeror in its sole judgment. Depositing Shareholders agree that such determination shall be final and binding. The Offeror reserves the absolute right to reject any and all deposits which it determines not to be in proper form or which may be unlawful to accept under the laws of any applicable jurisdiction. The Offeror reserves the absolute right to waive any defects or irregularities in any deposit of any Lions Gate Shares. There shall be no duty or obligation on the Offeror, the Depositary, the U.S. Forwarding Agent or any other Person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give any such notice. The Offeror’s interpretation of the terms and conditions of the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery will be final and binding.

DEPOSITING SHAREHOLDERS WILL NOT BE OBLIGATED TO PAY ANY BROKERAGE FEE OR COMMISSION WITH RESPECT TO THE PURCHASE OF LIONS GATE SHARES BY THE OFFEROR PURSUANT TO THE OFFER, IF THEY ACCEPT THE OFFER BY DEPOSITING THEIR LIONS GATE SHARES DIRECTLY WITH THE DEPOSITARY OR THE U.S. FORWARDING AGENT. IF A DEPOSITING SHAREHOLDER OWNS LIONS GATE SHARES THROUGH A BROKER OR OTHER NOMINEE AND SUCH BROKER OR NOMINEE DEPOSITS LIONS GATE SHARES ON THE SHAREHOLDER’S BEHALF, THE BROKER OR NOMINEE MAY CHARGE A FEE FOR PERFORMING THIS SERVICE.

Power of Attorney

The execution of a Letter of Acceptance and Transmittal (or, in the case of Lions Gate Shares deposited by book-entry transfer, receipt by the Depositary of a Book-Entry Confirmation and, in the case of DTC accounts, an executed Letter of Acceptance and Transmittal or an Agent’s Message in lieu of a Letter of Acceptance and Transmittal), irrevocably appoints each officer of the Depositary and each officer of the Offeror and any other Person designated by the Offeror in writing as the true and lawful agents, attorneys and attorneys-in-fact and proxies of the holder of the Lions Gate Shares with respect to Lions Gate Shares registered in the name of the holder on the books of Lions Gate and deposited pursuant to the Offer and purchased by the Offeror (the “Purchased Securities”), and with respect to any and all dividends (other than certain cash dividends), distributions, payments, securities, rights, warrants, assets or other interests (collectively, “Other Securities”), which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Purchased Securities on or after the date of the Offer, except as otherwise indicated in Section 10 of the Offer to Purchase, “Changes in Capitalization; Dividends and Distributions; Liens”.

The power of attorney granted irrevocably upon execution of a Letter of Acceptance and Transmittal (or, in the case of Lions Gate Shares deposited by book-entry transfer, receipt by the Depositary of a Book-Entry Confirmation and, in the case of DTC accounts, an executed Letter of Acceptance and Transmittal or an Agent’s Message in lieu of a Letter of Acceptance and Transmittal), shall be effective on and after the date that the Offeror takes up and pays for Purchased Securities (the “Effective Date”), with full power of substitution and resubstitution in the name of and on behalf of such holder of Purchased Securities (such power of attorney, coupled with an interest, being irrevocable) to:

(a)

transfer ownership of the Purchased Securities on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Offeror;

(b)	register or record the transfer of Purchased Securities and Other Securities on the registers of Lions Gate;

(c)

execute and deliver, as and when requested by the Offeror, any instruments of proxy, authorization or consent in form and on terms satisfactory to the Offeror in respect of such Purchased Securities and Other Securities, revoke any such instrument, authorization or consent or designate in such instrument, authorization or consent any Person or Persons as the proxy of such holder in respect of the Purchased Securities for all purposes including, without limitation, in connection with any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of relevant securities of the Company;

(d)	execute and negotiate any checks or other instruments representing any Other Securities payable to the holder of such Purchased Securities; and

(e)

exercise any rights of a holder of Purchased Securities and Other Securities with respect to such Purchased Securities and Other Securities, all as set forth in the Letter of Acceptance and Transmittal.

A holder of Lions Gate Shares who executes a Letter of Acceptance and Transmittal, or on whose behalf a Book-Entry Confirmation and, in the case of DTC accounts, an Agent’s Message is sent, also agrees, effective on and after the Effective Date, not to vote any of the Purchased Securities or Other Securities at any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of Lions Gate Shares or holders of Other Securities and not to exercise any or all of the other rights or privileges attached to the Purchased Securities or Other Securities and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to the Offeror, in respect of all or any of the Purchased Securities or Other Securities, and to designate in such instruments of proxy the Person or Persons specified by the Offeror as the proxy or the proxy nominee or nominees of the holder in respect of the Purchased Securities or Other Securities. Upon such appointment, all prior proxies given by the holder of such Purchased Securities or Other Securities with respect thereto shall be revoked and no subsequent proxies may be given by such Person with respect thereto.

Further Assurances

A holder of Lions Gate Shares accepting the Offer covenants under the terms of the Letter of Acceptance and Transmittal to execute, upon request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities or Other Securities to the Offeror and acknowledges that all authority therein conferred or agreed to be conferred may be exercised during any subsequent legal incapacity of such holder and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the holder and all obligations of the holder therein shall be binding upon the heirs, personal representatives, successors and assigns of such holder.

Depositing Shareholders’ Representations and Warranties

The acceptance of the Offer pursuant to the procedures set forth above constitutes an agreement between a depositing Shareholder and the Offeror in accordance with the terms and conditions of the Offer. This agreement includes a representation and warranty by the depositing Shareholder that:

(a)	the depositing Shareholder has full power and authority to deposit, sell, assign and transfer the deposited Lions Gate Shares and any Other Securities being deposited;

(b)

the Person signing the Letter of Acceptance and Transmittal or the Person on whose behalf the deposited Lions Gate Shares (and Other Securities) are being deposited owns (including, without limitation, within the meaning of Rule 14e-4 under the Exchange Act) the Lions Gate Shares that are being deposited (and any Other Securities);

(c)

the deposited Lions Gate Shares and Other Securities have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of such Lions Gate Shares and Other Securities, to any other Person;

(d)	the deposit of the Lions Gate Shares and Other Securities complies with applicable laws (including with Rule 14e-4 under the Exchange Act); and

(e)

when the Lions Gate Shares and Other Securities are taken up and paid for by the Offeror, the Offeror will acquire good title thereof free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others.

4. Conditions of the Offer

Notwithstanding any other provision of the Offer and subject to applicable law, the Offeror shall have the right to withdraw the Offer and not take up and pay for, or extend the period of time during which the Offer is open for acceptance and postpone taking up and paying for, any Lions Gate Shares deposited under the Offer unless each of the following conditions is satisfied or waived by the Offeror prior to the Expiry Time:

(a)

all government or regulatory approvals, waiting or suspensory periods, waivers, permits, consents, reviews, orders, rulings, decisions, and exemptions (including, among others, those required by any antitrust or foreign investment laws and those of any stock exchanges or other securities or regulatory authorities) that, in the Offeror’s reasonable judgment, are necessary or desirable to complete the Offer, shall have been obtained or concluded or, in the case of waiting or suspensory periods, expired or been terminated, each on terms and conditions satisfactory to the Offeror in its reasonable judgment;

(b)

there shall not have occurred any actual or threatened change to the Tax Act or the regulations thereunder or the Code or the regulations thereunder, or to the administration thereof (including any proposal to amend the Tax Act or the regulations thereunder or the Code or the regulations thereunder or any announcement, governmental or regulatory initiative, condition, event or development involving a change or a prospective change to the Tax Act or the regulations thereunder or the Code or the regulations thereunder, or to the administration thereof) that, in the reasonable judgment of the Offeror, directly or indirectly, has or may have a material adverse effect on the current or anticipated Canadian or U.S. tax position of any of Lions Gate or its entities because of an increase in taxes payable, a reduction of, or limitation on, available tax losses, tax credits or other tax attributes, or a loss of entitlement to claim (or a requirement to repay) any tax credits or similar tax incentives;

(c)

there shall not have occurred, developed or come into effect or existence any event, action, state, condition or financial occurrence of national or international consequence or any law, regulation, action, government regulation, inquiry or other occurrence of any nature whatsoever which has or would be reasonably likely to have a material adverse effect upon the general economic, financial, currency exchange or securities industries in the United States or Canada;

(d)	there shall not have occurred:

(i)	any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States or Canada;

(ii)	a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or Canada;

(iii)

any limitation by any governmental authority on, or other event which might affect, the extension of credit by lending institutions or result in any imposition of currency controls in the United States or Canada;

(iv)

a commencement of a war, armed hostilities or other national or international calamity directly or indirectly involving the United States or Canada or any attack on, or outbreak or act of terrorism involving the United States or Canada;

(v)	a material change in the United States, Canadian or other currency exchange rates or a suspension or a limitation on the markets thereof (as determined by the Offeror, acting reasonably); or

(vi)	in the case of any of the foregoing existing at the time of the commencement of the Offer, a material acceleration or worsening thereof (as determined by the Offeror, acting reasonably);

(e)	the Offeror shall have determined, acting reasonably, that:

(i)	the board of directors of Lions Gate shall have redeemed all Rights or have waived the application of the Second Poison Pill to the purchase of Lions Gate Shares by the Offeror under the Offer;

(ii)

a binding and non-appealable cease trading order or an injunction shall have been issued that has the effect of prohibiting or preventing the exercise of the Rights or the issue of Lions Gate Shares upon the exercise of the Rights;

(iii)

a court of competent jurisdiction shall have ordered that the Rights are illegal, of no force or effect or may not be exercised in relation to the Offer and such order shall have become non-appealable; or

(iv)	the Rights and the Second Poison Pill shall otherwise have been held unexercisable or unenforceable in relation to the purchase by the Offeror of Lions Gate Shares under the Offer;

(f)

there shall not exist any untrue statement of a material fact, or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made and at the date it was made (after giving effect to all subsequent filings prior to the date of the Offer in relation to all matters covered in earlier filings), in any document filed by or on behalf of Lions Gate or any of its entities prior to the date of the Offer with any securities commission or similar securities regulatory authority in any of the provinces of Canada or in the United States, including any prospectus, annual information form, financial statement, material change report, management proxy circular, press release or in any document so filed or released by Lions Gate or its entities to the public (all of the foregoing, the “Prior Lions Gate Public Filings”) which is adverse to Lions Gate and its entities;

(g)

there shall not have occurred since August 17, 2009, other than as has been Publicly Disclosed by Lions Gate, any change in the compensation paid or payable by Lions Gate or its entities to their directors, officers or employees, including the granting of additional shares, stock options or bonuses, in each case outside the ordinary course of business or not consistent with past practice, or the adoption of additional severance or other payments payable in the event of termination of employment or change of control;

(h)	no preliminary or permanent injunction or other order of any domestic or foreign court, government or governmental authority or agency shall have been issued and shall remain in effect which:

(i)	makes illegal, delays or otherwise directly or indirectly restrains or prohibits the making of the Offer or the acceptance for payment, purchase of or payment for any Lions Gate Shares by the Offeror;

(ii)

imposes or confirms limitations on the ability of the Offeror effectively to exercise full rights of ownership of any Lions Gate Shares, including the right to vote any Lions Gate Shares acquired by the Offeror pursuant to the Offer or otherwise on all matters properly presented to the Shareholders;

(iii)

imposes or confirms limitations on the ability of the Offeror to fully exercise the voting rights conferred pursuant to its appointment as proxy in respect of all deposited Lions Gate Shares which it accepts for payment; or

(iv)	requires divestiture by the Offeror of any Lions Gate Shares;

(i)

there shall not be any action taken, or any statute, rule, regulation or order proposed, enacted, enforced, promulgated, issued or deemed applicable to the Offer by any domestic or foreign court, government or governmental authority or agency, in any jurisdiction, which might, directly or indirectly, result in any of the consequences referred to in paragraph (h) above;

(j)

no change or development shall have occurred or been threatened since the date of the Offer to Purchase in the business, properties, assets, liabilities, financial condition, operations, results of operations, or the prospects for the business of Lions Gate which is outside the ordinary course of the Lions Gate business or may be materially adverse to Lions Gate, nor shall the Offeror have become aware of any fact that has not been previously Publicly Disclosed by Lions Gate that has or may have a material adverse effect on the value of the Lions Gate Shares;

(k)

no action or proceeding before any domestic or foreign court or governmental agency or other regulatory or administrative agency or commission shall have been threatened, instituted or pending by any Person challenging the acquisition of any Lions Gate Shares pursuant to the Offer or otherwise directly or indirectly relating to the Offer which has or if successfully asserted would be reasonably likely to have an adverse effect on the Offer, the Offeror or the Shareholders;

(l)	Lions Gate shall not have:

(i)

issued, become obligated to issue, or authorized or proposed the issuance of, any Lions Gate securities of any class, or any securities convertible into, or rights, warrants or options to acquire, any such securities or other convertible securities, other than pursuant to the exercise or conversion of currently outstanding stock options or convertible securities the existence of which has been disclosed in the Prior Lions Gate Public Filings;

(ii)

issued, become obligated to issue, or authorized or proposed the issuance of, any other securities, in respect of, in lieu of, or in substitution for, all or any of the presently outstanding Lions Gate Shares; or

(iii)	declared or paid any distribution on the Lions Gate Shares; and

(m)	neither Lions Gate, nor its board of directors nor any of Lions Gate’s subsidiary entities nor any governing body thereof shall have authorized, proposed, agreed to, or announced its intention to propose, any material change to its articles of incorporation or bylaws, any merger, consolidation or business combination or reorganization transaction, acquisition of assets for consideration of more than U.S.$100 million, sale of all or substantially all of its assets or material change in its capitalization, or any comparable event not in the ordinary course of business.

The foregoing conditions are for the exclusive benefit of the Offeror and may be asserted by the Offeror regardless of the circumstances giving rise to any of the conditions (other than any intentional action or inaction by the Offeror giving rise to any such conditions) or may be waived by the Offeror in its reasonable discretion in whole or in part, at any time and from time to time, prior to the Expiry Time without prejudice to any other rights which the Offeror may have. Each of the foregoing conditions is independent of and in addition to each other of such conditions and may be asserted irrespective of whether any other of such conditions may be asserted in connection with any particular event, occurrence or state of facts or otherwise. The failure by the Offeror at any time prior to the Expiry Time to exercise any of the foregoing rights will not be deemed a waiver of any such right and each such right will be deemed an ongoing right which may be asserted by the Offeror at any time and from time to time prior to the Expiry Time. Any determination by the Offeror concerning any event or other matter described in the foregoing conditions will be final and binding upon all parties. If the Offeror waives any condition in respect of the Offer, the Offer will be extended for 10 business days from the date of such waiver.

General

Any waiver of a condition in respect of the Offer or the withdrawal of the Offer shall be effective upon written notice, or other communication confirmed in writing by the Offeror to that effect, to the Depositary at its principal office in Toronto, Ontario, Canada. Forthwith after giving any such notice, the Offeror will make a public announcement of such waiver or withdrawal, cause the Depositary, if required by law, as soon as practicable thereafter to notify the Shareholders in the manner set forth in Section 11 of the Offer to Purchase, “Notices and Delivery”, and provide a copy of the aforementioned public announcement to the NYSE. If the Offer is withdrawn, the Offeror shall not be obligated to take up or pay for any Lions Gate Shares deposited under the Offer, and the Depositary will promptly return all certificates representing deposited Lions Gate Shares, Letters of Acceptance and Transmittal, Notices of Guaranteed Delivery and related documents in its possession to the parties by whom they were deposited at the Offeror’s expense. See Section 8 of the Offer to Purchase, “Return of Deposited Lions Gate Shares”.

5. Extension and Variation of the Offer

The Offer is open for acceptance until the Expiry Time unless the Offer is withdrawn by the Offeror.

Subject as hereinafter described, the Offeror expressly reserves the right, in its sole judgment, at any time and from time to time during the Offer Period or at any other time if permitted by applicable law, to extend the Offer Period for the Offer or, subject to applicable laws, to vary the Offer by giving written notice, or other communication confirmed in writing, of such extension or variation to the Depositary at its principal office in Toronto, Ontario, Canada, and by causing the Depositary as soon as practicable thereafter to communicate such notice to all holders of Lions Gate Shares that have not been taken up prior to the extension or variation in the manner set forth in Section 11 of the Offer to Purchase, “Notices and Delivery”. The Offeror will, as soon as practicable after giving notice of an extension or variation to the Depositary, make a public announcement of the extension or variation, such announcement in the case of an extension to be disseminated no later than 9:00 a.m., New York time, on the next business day after the previously scheduled Expiry Time, and will provide a copy of the notice to the NYSE. Any notice of extension or variation will be deemed to have been given and be effective at the time on the day on which it is delivered or otherwise communicated to the Depositary at its principal office in Toronto, Ontario, Canada. Notwithstanding the foregoing, if at the Expiry Time all of the terms and conditions of the Offer have been fulfilled, complied with or waived by the Offeror, the Offeror will take up Lions Gate Shares validly deposited under the Offer and not withdrawn.

Where the terms of the Offer are varied (other than a variation consisting solely of a waiver of condition of the Offer), pursuant to applicable Canadian securities laws, the Offer Period for the Offer will not expire before 10 calendar days after the notice of such variation has been given to the Shareholders unless otherwise permitted by applicable law and subject to abridgement or elimination of that period pursuant to such orders as may be granted by Canadian courts or applicable securities regulatory authorities. In addition, if the Offeror makes a material change in the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, the Offeror will disseminate additional offer materials and extend the Offer to the extent required by Rules 14d-4(d), 14d-6(c) and 14e-1 under the Exchange Act. Under the Exchange Act, the minimum period during which an offer must remain open following material changes in the terms of such offer, other than a change in consideration offered or percentage of securities sought, will depend upon the facts and circumstances, including the materiality, of the changes. Generally, in the SEC’s view, an offer should remain open for a minimum of five business days from the date the material change is first published, sent or given to securityholders and, if material changes are made with respect to information that approaches the significance of consideration offered or percentage of securities sought, a minimum of 10 business days is required to allow for adequate dissemination of information to securityholders and investor response. Accordingly, if prior to the Expiry Time the Offeror increases or decreases the number of Lions Gate Shares being sought or increases or decreases the consideration offered pursuant to the Offer, and if the Offer is scheduled to expire at any time earlier than the tenth business day from the date that notice of such increase or decrease is first published, sent or given to Shareholders, the Offer will be extended at least until the expiration of such tenth business day. The requirement to extend the Offer will not apply to the extent that the number of business days remaining between the date that notice of the change is first published, sent or given to Shareholders and the then-scheduled Expiry Time equals or exceeds the minimum extension period that would be required because of such amendment. For purposes of this paragraph and the preceding paragraph, a “business day” means any day other than a Saturday, Sunday or a U.S. federal holiday and consists of the time period between 12:01 a.m. through midnight (New York time).

If at any time before the Expiry Time, or at any time after the Expiry Time but before the expiry of all rights of withdrawal with respect to the Offer, a change occurs in the information contained in the Offer to Purchase and Circular, as amended from time to time, that would reasonably be expected to affect the decision of a Shareholder to accept or reject the Offer (other than a change that is not within the control of the Offeror or of an affiliate of the Offeror), the Offeror will give written notice of such change to the Depositary at its principal office in Toronto, Ontario, Canada, and will cause the Depositary to provide as soon as practicable thereafter a copy of such notice in the manner set forth in Section 11 of the Offer to Purchase, “Notices and Delivery”, to all Shareholders whose Lions Gate Shares have not been taken up pursuant to the Offer at the date of the occurrence of the change, if required by applicable law. The Offeror will as soon as practicable after giving notice of a change in information to the Depositary make a public announcement of the change in information and provide a copy of the public announcement to the NYSE. Any notice of change in information will be deemed to have been given and to be effective on the day on which it is delivered or otherwise communicated to the Depositary at its principal office in Toronto, Ontario, Canada.

During any such extension or in the event of any such variation or change in information, all Lions Gate Shares deposited and not taken up or withdrawn will remain subject to the Offer and may be taken up by the Offeror in accordance with the terms of the Offer, subject to Section 6 of the Offer to Purchase, “Withdrawal of Deposited Lions Gate Shares”. An extension of the Offer Period for the Offer, a variation of the Offer or a change to information does not constitute a waiver by the Offeror of its rights under Section 4 of the Offer to Purchase, “Conditions of the Offer”.

6. Withdrawal of Deposited Lions Gate Shares

Except as otherwise stated in Section 5, “Extension and Variation of the Offer”, and this Section 6 and subject to applicable law, all deposits of Lions Gate Shares pursuant to the Offer are irrevocable. Any Lions Gate Shares deposited in acceptance of the Offer may be withdrawn by or on behalf of the depositing Shareholder:

(a)	at any time prior to the Expiry Time;

(b)	if the Lions Gate Shares have not been paid for by the Offeror within three business days after having been taken up; or

(c)

as required by the Exchange Act, at any time after September 17, 2010, provided that the Lions Gate Shares have not been accepted for payment by the Offeror prior to the receipt by the Depositary or U.S. Forwarding Agent, depending on with whom a Shareholder originally deposited Lions Gate Shares, of the notice of withdrawal in respect of such Lions Gate Shares.

Withdrawals of Lions Gate Shares deposited under the Offer must be effected by notice of withdrawal made by or on behalf of the depositing Shareholder by whom or on whose behalf such Lions Gate Shares were deposited, and such notice must be actually received by the Depositary or U.S. Forwarding Agent, depending on with whom a Shareholder originally deposited Lions Gate Shares, at the place of deposit of the Lions Gate Shares within the time limits indicated above. A notice of withdrawal must:

(a)	be made by a method, including facsimile transmission, that provides the Depositary or U.S. Forwarding Agent, as applicable, with a written or printed copy;

(b)	be signed by the Person who signed the Letter of Acceptance and Transmittal accompanying, or the Notice of Guaranteed Delivery in respect of, the Lions Gate Shares which are to be withdrawn; and

(c)

specify such Person’s name, the number of Lions Gate Shares to be withdrawn, the name of the registered holder and the certificate number shown on each certificate deposited representing the Lions Gate Shares to be withdrawn.

If Lions Gate Shares have been deposited pursuant to the procedures for book-entry transfer as set forth in Section 3 of the Offer to Purchase, “Manner and Acceptance – Book-entry Transfer”, such notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Lions Gate Shares.

The withdrawal will take effect upon receipt by the Depositary or U.S. Forwarding Agent, as applicable, of the properly completed notice of withdrawal. For the purpose of obtaining physical possession of the deposited Lions Gate Share certificates so withdrawn, the signature on the notice of withdrawal must be guaranteed by an Eligible Institution in the same manner as on a Letter of Acceptance and Transmittal (as described in the instructions set out in such letter), except in the case of Lions Gate Shares deposited for the account of an Eligible Institution.

Withdrawals may not be rescinded and any Lions Gate Shares withdrawn will thereafter be deemed to be not validly deposited for purposes of the Offer. However, withdrawn Lions Gate Shares may be redeposited no later than the Expiry Time by again following one of the procedures described in Section 3 of the Offer to Purchase, “Manner of Acceptance”. Once the Offeror accepts the deposited Lions Gate Shares for payment upon the expiration of the Offer (including the expiration of any extension thereof), Shareholders will no longer be able to withdraw them, except in accordance with applicable law.

If the Offeror extends the Offer, is delayed in taking up or paying for Lions Gate Shares or is unable to take up or pay for Lions Gate Shares for any reason, then, without prejudice to the Offeror’s other rights, Lions Gate Shares deposited under the Offer may be retained by the Depositary on behalf of the Offeror and such Lions Gate Shares may not be withdrawn except to the extent that depositing Shareholders are entitled to withdrawal rights as set forth in Section 5, “Extension and Variation of the Offer”, and in this Section 6 or pursuant to applicable law. However, the ability of the Offeror to delay the payment for Lions Gate Shares that the Offeror has taken up is limited by Rule 14e-1(c) under the Exchange Act, which requires that a bidder pay the consideration offered or return the securities deposited by or on behalf of securityholders promptly after the termination or withdrawal of such bidder’s offer. The Depositary, on behalf of the Offeror, is bound by Rule 14e-1(c) under the Exchange Act in retaining Lions Gate Shares under these circumstances.

In addition to the foregoing rights of withdrawal, Shareholders in certain provinces of Canada are entitled to one or more rights of rescission, price revision, or to damages, in certain circumstances. See Section 21 of the Circular, “Offerees’ Statutory Rights”.

All questions as to the validity (including timely receipt) and form of notices of withdrawal will be determined by the Offeror in its sole discretion, and such determination will be final and binding. None of the Offeror, the Depositary, the U.S. Forwarding Agent or any other Person will be under any duty to give notice of any defect or irregularity in any notice of withdrawal or shall incur any liability for failure to give such notice.

7. Take Up of and Payment for Deposited Lions Gate Shares

Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the Offeror will take up Lions Gate Shares validly deposited under the Offer and not withdrawn prior to the Expiry Time pursuant to Section 6 of the Offer to Purchase, “Withdrawal of Deposited Lions Gate Shares”, promptly following the Expiry Time and, after such take up, will promptly, and in any event not later than three business days after such take up, pay for the Lions Gate Shares taken up pursuant to applicable law.

For purposes of the Offer, the Offeror will be deemed to have taken up and accepted for payment Lions Gate Shares validly deposited under the Offer and not withdrawn as, if and when the Offeror gives written notice or other communication confirmed in writing to the Depositary to that effect at its principal office in Toronto, Ontario, Canada.

Subject to applicable law, including Rule 14e-1(c) under the Exchange Act, which requires that the Offeror pay the consideration offered or return the applicable Lions Gate Shares deposited by or on behalf of Shareholders promptly after the termination of the Offer or withdrawal of the applicable Lions Gate Shares, the Offeror expressly reserves the right, in its sole discretion, to delay or otherwise refrain from taking up and paying for any Lions Gate Shares or to terminate the Offer and not take up or pay for any Lions Gate Shares if any condition specified in Section 4 of the Offer to Purchase, “Conditions of the Offer”, in respect of the Offer is not satisfied or waived by the Offeror, by giving written notice thereof, or other communication confirmed in writing, to the Depositary at its principal office in Toronto, Ontario, Canada. Subject to compliance with Rule 14e-1(c) under the Exchange Act, the Offeror also expressly reserves the right, in its sole discretion and notwithstanding any other condition of the Offer, to delay taking up and paying for any Lions Gate Shares deposited under the Offer in order to comply, in whole or in part, with any applicable governmental regulatory approvals or clearances. See Section 4 of the Offer to Purchase, “Conditions of the Offer”. If, for any reason whatsoever, the take-up of any Lions Gate Shares deposited pursuant to the Offer is delayed, or the Offeror is unable to take up Lions Gate Shares deposited pursuant to the Offer, then, without prejudice to the Offeror’s other rights under the Offer, subject to applicable law, the Depositary may, nevertheless, on behalf of the Offeror, retain the deposited Lions Gate Shares, except to the extent that the depositing Shareholders exercise withdrawal rights as described in Section 6 of the Offer to Purchase, “Withdrawal of Deposited Lions Gate Shares”.

The Offeror will pay for Lions Gate Shares validly deposited under the Offer and not withdrawn by providing the Depositary with sufficient funds (by bank transfer or other means satisfactory to the Depositary) for transmittal to depositing Shareholders. The Depositary will act as the agent of Persons who have deposited Lions Gate Shares in acceptance of the Offer for the purposes of receiving payment from the Offeror and transmitting payment to such Persons, and receipt of payment by the Depositary shall be deemed to constitute receipt thereof by Persons depositing Lions Gate Shares. Under no circumstances will interest accrue or be paid by the Offeror or the Depositary to Persons depositing Lions Gate Shares on the purchase price of Lions Gate Shares purchased by the Offeror, regardless of any delay in making such payment.

Settlement with each Shareholder who has validly deposited Lions Gate Shares and not withdrawn Lions Gate Shares under the Offer will be made by the Depositary forwarding a check payable in U.S. funds (or, at the election of the Shareholder, the equivalent in Canadian funds) to each such Shareholder representing the cash payment for such Lions Gate Shares to which such Shareholder is entitled. Unless otherwise directed in the Letter of Acceptance and Transmittal, the check will be issued in the name of the registered holder of deposited Lions Gate Shares. Unless the Person depositing Lions Gate Shares instructs the Depositary to hold the check for pick-up by checking the appropriate box in the Letter of Acceptance and Transmittal, the check will be forwarded by first class mail to such Person at the address specified in the Letter of Acceptance and Transmittal. If no address is specified, checks will be forwarded to the address of the holder as shown on the share register maintained by or on behalf of the Company. Checks mailed in accordance with this paragraph will be deemed to have been delivered at the time of mailing.

8. Return of Deposited Lions Gate Shares

If for any reason any deposited Lions Gate Shares are not taken up and paid for pursuant to the terms and conditions of the Offer or if certificates are submitted for more Lions Gate Shares than are deposited, certificates for Lions Gate Shares that are not purchased will be returned by first class mail, without expense to the depositing Shareholder, promptly following the Expiry Time or withdrawal and early termination of the Offer. Unless otherwise directed in the Letter of Acceptance and Transmittal, certificates representing unpurchased Lions Gate Shares will be forwarded to the address of the registered owner as shown on the share register maintained by or on behalf of the Company.

9. Mail Service Interruption

Notwithstanding the provisions of the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal or the Notice of Guaranteed Delivery, checks, Lions Gate Share certificates and any other relevant documents will not be mailed if the Offeror determines that delivery thereof by mail may be delayed. Persons entitled to checks, Lions Gate Share certificates and any other relevant documents which are not mailed for the foregoing reason may take delivery thereof at the office of the Depositary to which the deposited certificates for Lions Gate Shares were delivered until such time as the Offeror has determined that delivery by mail will no longer be delayed. The Offeror will provide notice of any determination not to mail under this Section 9 as soon as reasonably practicable after the making of such determination and in accordance with Section 11 of the Offer to Purchase, “Notices and Delivery”. Notwithstanding Section 7 of the Offer to Purchase, “Take Up of and Payment for Deposited Lions Gate Shares”, checks, certificates or other relevant documents not mailed for the foregoing reason will be conclusively deemed to have been mailed on the first day upon which they are available for delivery to the depositing Shareholder at the appropriate office of the Depositary.

10. Changes in Capitalization; Dividends and Distributions; Liens

If, on or after the date of the Offer, the Company should divide, combine, reclassify, consolidate, convert or otherwise change the Lions Gate Shares or its capitalization, or should disclose that it has taken or intends to take any such action, then the Offeror may, in its sole discretion and without prejudice to its rights under Section 4 of the Offer to Purchase, “Conditions of the Offer”, make such adjustments as it deems appropriate to reflect such division, combination, reclassification, consolidation, conversion or other change in the purchase price or other terms of the Offer (including, without limitation, the type of securities offered to be purchased and the consideration payable therefor).

Lions Gate Shares acquired pursuant to the Offer shall be transferred by the holder of Lions Gate Shares and acquired by the Offeror free and clear of all liens, restrictions, charges, encumbrances, security interests, claims and equities or rights of others of any nature or kind whatsoever and together with all rights and benefits arising therefrom, including (subject to the payment of dividends as described below) the right to all Other Securities which may be declared, paid, issued, accrued, distributed, made or transferred on or after the date of the Offer in respect of the Lions Gate Shares.

If, on or after the date of the Offer, the Company should declare or pay any dividend or declare, make or pay any other distribution or payment on or declare, allot, reserve or issue any securities, rights or other interests with respect to the Lions Gate Shares, that is payable or distributable to the holders of such Lions Gate Shares on a record date that precedes the date of transfer of such Lions Gate Shares into the name of the Offeror or its nominees or transferees on the share register maintained by or on behalf of the Company in respect of Lions Gate Shares accepted for purchase pursuant to the Offer, then without prejudice to the Offeror’s rights under Section 4 of the Offer to Purchase, “Conditions of the Offer”:

(a)

in the case of cash dividends, distributions or payments, the amount of the dividends, distributions or payments shall be received and held by the depositing Shareholders for the account of the Offeror until the Offeror pays for such Lions Gate Shares, and to the extent that such dividends, distributions or payments do not exceed the cash purchase price per Lions Gate Share payable by the Offeror pursuant to the Offer, the cash purchase price per Lions Gate Share pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment;

(b)

in the case of non-cash dividends, distributions, payments, rights or other interests, the whole of any such non-cash dividend, distribution, payment, right or other interest shall be received and held by the depositing Shareholders for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing Shareholders to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer; and

(c)

in the case of any cash dividends, distributions or payments in an amount that exceeds the cash purchase price per Lions Gate Share, the whole of any such cash dividend, distribution or payment shall be received and held by the depositing Shareholders for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing Shareholders to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as owner of any such dividend, distribution or payment and may withhold the entire purchase price payable by the Offeror pursuant to the Offer or deduct from the purchase price payable by the Offeror pursuant to the Offer the amount or value of the dividend, distribution or payment as determined by the Offeror in its sole discretion.

The declaration or payment of any such dividend or distribution may have tax consequences not discussed under “Material Canadian Federal Income Tax Considerations” or “Material U.S. Federal Income Tax Considerations” in Sections 15 and 16 of the Circular, respectively.

11. Notices and Delivery

Except as otherwise provided in the Offer, any notice to be given by the Offeror or the Depositary pursuant to the Offer will be deemed to have been properly given if it is in writing and is mailed by first class mail to Shareholders at their respective addresses as shown on the share register maintained by or on behalf of the Company in respect of the Lions Gate Shares and will be deemed to have been received on the first business day following the date of mailing. For this purpose, “business day” means any day other than a Saturday, Sunday or statutory holiday in the jurisdiction to which the notice is mailed. These provisions apply notwithstanding any accidental omission to give notice to any one or more Shareholders and notwithstanding any interruption of, or delay in, mail services in Canada or in the United States following mailing. In the event of any interruption of or delay in mail service in Canada or the United States following mailing, the Offeror intends to make reasonable efforts to disseminate notice by other means, such as publication. Except as otherwise required or permitted by law, in the event of any interruption of or delay in mail services following mailing, or if post offices in Canada or the United States are not open for the deposit of mail, any notice which the Offeror or the Depositary may give or cause to be given under the Offer will be deemed to have been properly given and to have been received by Shareholders if a summary of the material facts thereof:

(a)	is given to the NYSE for dissemination through its facilities;

(b)	is published once in the National Edition of The Globe and Mail or The National Post, and in La Presse; and

(c)	is given to the Dow Jones News Wire Service.

The Offer to Purchase and Circular and the Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery will be mailed to Shareholders or made in such other manner as is permitted by applicable regulatory authorities and the Offeror will use its reasonable efforts to furnish such documents to brokers, banks and similar Persons whose names, or the names of whose nominees, appear on the Shareholder list or, if applicable, who are listed as participants in a clearing agency’s security position listing, for subsequent transmission to beneficial owners of Lions Gate Shares when such list or listing is received.

Whenever the Offer calls for documents to be delivered to the Depositary or the U.S. Forwarding Agent, such documents will not be considered delivered unless and until they have been physically received at one of the addresses listed for the Depositary or the U.S. Forwarding Agent in the Letter of Acceptance and Transmittal or Notice of Guaranteed Delivery, as applicable. Whenever the Offer calls for documents to be delivered to a particular office of the Depositary or the U.S. Forwarding Agent, such documents will not be considered delivered unless and until they have been physically received at that particular office at the address listed in the Letter of Acceptance and Transmittal or Notice of Guaranteed Delivery, as applicable.

12. Market Purchases

None of the Offeror or its affiliates (within the meaning ascribed thereto in Rule 12b-2 of the Exchange Act) will, directly or indirectly, bid for or make purchases of Lions Gate Shares until the expiry of the Offer other than Lions Gate Shares deposited pursuant to the Offer.

13. Other Terms of the Offer

The Offeror reserves the right to transfer or assign, in whole or from time to time in part, to one or more Persons designated by or affiliated with the Offeror, the right to purchase Lions Gate Shares deposited pursuant to the Offer, but any such transfer or assignment will not relieve the Offeror of its obligations under the Offer or prejudice the rights of depositing Shareholders to receive payment for Lions Gate Shares validly deposited and accepted for payment pursuant to the Offer. The Offeror acknowledges that any Person to whom the right to purchase under the Offer is assigned will be included as an Offeror in an amendment to the Offer to Purchase and Circular.

No broker, dealer or other Person has been authorized to give any information or to make any representation or warranty on behalf of the Offeror or any of its affiliates in connection with the Offer other than as contained in the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery, and, if any such information, representation or warranty is given or made, it must not be relied upon as having been authorized. No broker, dealer or other Person shall be deemed to be the agent of the Offeror or any of its affiliates or the Depositary or the U.S. Forwarding Agent for the purposes of the Offer.

The Offer to Purchase and Circular do not constitute an offer or a solicitation to any Person in any jurisdiction in which such offer or solicitation is unlawful. The Offer is not being made to, nor will deposits be accepted from or on behalf of, Shareholders in any jurisdiction in which the making or acceptance of the Offer would not be in compliance with the laws of such jurisdiction. However, the Offeror or its agents may, in its or their sole discretion, take such action as it or they may deem necessary to extend the Offer to Shareholders in any such jurisdiction.

The Offeror in its sole discretion shall be entitled to make a final and binding determination of all questions relating to the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery, the validity of any acceptance of the Offer and the validity of any withdrawal of Lions Gate Shares.

The provisions of the Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery accompanying the Offer to Purchase, including the instructions contained therein, form part of the terms and conditions of the Offer.

The Offer to Purchase and the accompanying Circular together constitute the take-over bid circular required under Canadian provincial securities legislation with respect to the Offer. Shareholders are urged to refer to the accompanying Circular for additional information relating to the Offer, the Company and the Offeror.

The Offeror has filed with the SEC a Tender Offer Statement on Schedule TO pursuant to Rule 14d-3 of the Exchange Act, together with exhibits furnishing additional information with respect to the Offer, and may file amendments thereto. In addition, the Company is required to file with the SEC a Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9, together with exhibits, pursuant to Rule 14d-9 under the Exchange Act, setting forth the position of the Company’s board of directors with respect to the Offer and the reasons for such position and furnishing additional related information within 10 business days of the date of the Offer to Purchase and Circular. A copy of such documents, and any amendments thereto, may be examined at, and copies may be obtained from, the SEC (but not the regional offices of the SEC) in the manner set forth under Section 2 of the Circular, “Lions Gate”.

DATED: July 20, 2010

ICAHN PARTNERS LP
BY:	Icahn Onshore LP, its general partner
BY:	Icahn Capital LP, its general partner
BY:	IPH GP LLC, its general partner

(Signed) Carl C. Icahn
Chief Executive Officer

ICAHN PARTNERS MASTER FUND LP
BY:	Icahn Offshore LP, its general partner
BY:	Icahn Capital LP, by its general partner
BY:	IPH GP LLC, its general partner

(Signed) Carl C. Icahn
Chief Executive Officer

ICAHN PARTNERS MASTER FUND II LP
BY:	Icahn Offshore LP, its general partner
BY:	Icahn Capital LP, its general partner
BY:	IPH GP LLC, its general partner

(Signed) Carl C. Icahn
Chief Executive Officer

ICAHN PARTNERS MASTER FUND III LP
BY:	Icahn Offshore LP, its general partner
BY:	Icahn Capital LP, its general partner
BY:	IPH GP LLC, its general partner

(Signed) Carl C. Icahn
Chief Executive Officer

HIGH RIVER LIMITED PARTNERSHIP
BY:	Hopper Investments LLC, its general partner
BY:	Barberry Corp., its sole member

(Signed) Carl C. Icahn
President

ICAHN FUND S.À R.L.

(Signed) Keith Cozza
Chief Executive Officer

DAAZI HOLDING B.V.

(Signed) Keith Cozza Chief Executive Officer

7508921 CANADA INC.

(Signed) Keith Cozza
Chief Executive Officer

(Signed) Ronald G. Atkey
Ronald G. Atkey in his capacity as the sole trustee of the LGE Trust

CIRCULAR

July 20, 2010

This Circular is furnished in connection with the accompanying Offer to Purchase dated July 20, 2010 by the Offeror to purchase UP TO ALL of the outstanding Lions Gate Shares. The terms and provisions of the Offer to Purchase, Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery are incorporated into and form part of this Circular. Shareholders should refer to the Offer to Purchase for details of the terms and conditions of the Offer, including details as to payment and withdrawal rights.

Except as otherwise indicated, the information concerning the Company contained in the Offer to Purchase and Circular has been taken from or based upon publicly available documents and records on file with the Canadian securities regulatory authorities and SEC and other public sources. The Offeror has no means of verifying the accuracy or completeness of any of the information contained herein that is derived from those filings or whether there has been any failure by the Company to disclose events that may have occurred or may affect the significance or accuracy of any information.

1. The Offeror

Icahn Partners LP is a limited partnership governed by the laws of Delaware. Its general partner is Icahn Onshore LP, a limited partnership governed by the laws of Delaware. The general partner of Icahn Onshore LP is Icahn Capital LP, a limited partnership governed by the laws of Delaware. The general partner of Icahn Capital LP is IPH GP LLC, a limited liability company governed by the laws of Delaware. The sole member of IPH GP LLC is Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware. The general partner of Icahn Enterprises Holdings L.P. is Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware.

Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP are limited partnerships governed by the laws of the Cayman Islands. The general partner of each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP is Icahn Offshore LP, a limited partnership governed by the laws of Delaware. The general partner of Icahn Offshore LP is Icahn Capital LP, a limited partnership governed by the laws of Delaware. The general partner of Icahn Capital LP is IPH GP LLC, a limited liability company governed by the laws of Delaware. The sole member of IPH GP LLC is Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware. The general partner of Icahn Enterprises Holdings L.P. is Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware.

High River Limited Partnership is a limited partnership governed by the laws of Delaware. Its general partner is Hopper Investments LLC, a limited liability company governed by the laws of Delaware. The sole member of Hopper Investments LLC is Barberry Corp., a corporation governed by the laws of Delaware.

Icahn Fund S.à r.l. is a limited liability company governed by the laws of Luxembourg. Its three shareholders, each of which owns approximately one-third of Icahn Fund S.à r.l., are Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP.

Daazi Holding B.V. is a limited liability company governed by the laws of The Netherlands. Its sole stockholder is Icahn Fund S.à r.l.

7508921 Canada Inc. is a corporation governed by the laws of Canada. Its four shareholders, each of which owns one-quarter of the issued and outstanding share capital of 7508921 Canada Inc., are Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP.

Ronald G. Atkey is the sole trustee of the LGE Trust, a trust formed under the laws of the Province of Ontario. The sole beneficiary of the LGE Trust is a Canadian cultural charity.

Icahn Enterprises G.P. Inc. is 100% owned by Beckton Corp., a corporation governed by the laws of Delaware. Each of Beckton Corp. and Barberry Corp. is 100% owned by Mr. Carl C. Icahn, a U.S. citizen, and the Offeror (other than the Trustee) is indirectly controlled by Mr. Icahn. The principal business address of each of (i) Icahn Partners LP, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Offshore LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp. is White Plains Plaza, 445 Hamilton Avenue – Suite 1210, White Plains, NY 10601, where the business phone number is (914) 614-7000; (ii) Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands; (iii) Icahn Fund S.à r.l. is 5 avenue Gaston Diderich, L-1420 Luxembourg; (iv) Daazi Holding B.V. is Strawinskylaan 411 (WTC, Tower A, 4th floor), 1077 XX, Amsterdam, The Netherlands; (v) 7508921 Canada Inc. is 100 King Street West, 1 First Canadian Place, Suite 6600, Toronto, Ontario, Canada, M5X 1B8, where the business phone number is (416) 362-2111; (vi) Mr. Icahn is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, NY 10153, where the business phone number is (212) 702-4300; and (vii) the Trustee is 333 Adelaide Street, Suite 1019, Toronto, Ontario, Canada, M5A 4T4, where the business phone number is (416) 368-4827.

As a result of the relationship of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP and Icahn Offshore LP with each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, each of them may be deemed to have shared voting power and shared dispositive power with Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP with regard to the Lions Gate Shares beneficially owned by Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. As a result of the relationship of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP and Icahn Onshore LP with Icahn Partners LP, each of them may be deemed to have shared voting power and shared dispositive power with Icahn Partners LP with regard to the Lions Gate Shares beneficially owned by Icahn Partners LP. As a result of the relationship of Carl C. Icahn, Hopper Investments LLC and Barberry Corp. with High River Limited Partnership, each of them may be deemed to have shared voting power and shared dispositive power with High River Limited Partnership with regard to the Lions Gate Shares beneficially owned by High River Limited Partnership. As a result of Carl C. Icahn’s relationship with the Offeror (other than the Trustee), Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp., each of Mr. Icahn, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp. are deemed to be co-bidders with the Offeror.

The Offeror (other than 7508921 Canada Inc. and the Trustee) is primarily engaged in investing in securities of various entities. Each of High River Limited Partnership and Barberry Corp. is primarily engaged in the business of investing in securities. Hopper Investments LLC is primarily engaged in the business of serving as the general partner of High River Limited Partnership. Each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Partners LP, Icahn Fund S.à r.l. and Daazi Holding B.V. is primarily engaged in the business of investing in securities. Icahn Offshore LP is primarily engaged in the business of serving as the general partner of each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. Icahn Onshore LP is primarily engaged in the business of serving as the general partner of Icahn Partners LP. Icahn Capital LP is primarily engaged in the business of serving as the general partner of each of Icahn Offshore LP and Icahn Onshore LP. IPH GP LLC is primarily engaged in the business of serving as the general partner of Icahn Capital LP. Icahn Enterprises Holdings L.P. is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn

Enterprises G.P. Inc. is primarily engaged in the business of serving as the general partner of Icahn Enterprises Holdings L.P. Beckton Corp. is primarily engaged in the business of holding the capital stock of Icahn Enterprises G.P. Inc. 7508921 Canada Inc. was formed to serve as an acquisition vehicle. The LGE Trust was settled to hold property for the benefit of a Canadian cultural charity.

The name, position, citizenship, business address, present principal occupation or employment, material occupations, positions, offices or employments during the past five years and the principal business and address of any business corporation or other organization in which such occupation, position, office or employment was carried on, of each executive officer and director of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., Hopper Investments LLC, Barberry Corp., Icahn Offshore LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., 7508921 Canada Inc. and of the Trustee are set forth on Schedule I attached hereto and incorporated by reference herein.

Except as set forth on Schedule I, none of Mr. Icahn, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Fund S.à r.l., Daazi Holding B.V., High River Limited Partnership, the LGE Trust, Hopper Investments LLC, Barberry Corp., Icahn Offshore LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., 7508921 Canada Inc. or the Trustee, nor any executive officer or director or trustee of any of the foregoing, have been, during the past five years:

(a)	convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); or

(b)

a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, U.S. federal or state securities laws or a finding or any violation of such laws.

2. Lions Gate

Information contained in this Section 2 is based upon documents and reports publicly filed by Lions Gate. Although the Offeror has no information that any statements contained in this Section 2 are untrue, the Offeror cannot take responsibility for the accuracy or completeness of any information contained in this Section 2 or for any failure by Lions Gate to disclose events which may have occurred and may affect the significance or accuracy of any such information but which are not known to the Offeror.

Lions Gate is a corporation existing under the BCBCA.

Lions Gate is a motion picture studio that produces and distributes motion pictures, television programming, home entertainment, family entertainment, video-on-demand and digitally delivered content. In fiscal year 2011, Lions Gate intends to release approximately 13 motion pictures and produce approximately 78 hours of television programming. On average for each of the last three years, Lions Gate has released approximately 15 motion pictures and produced approximately 75 hours of television programming. As of March 31, 2010, Lions Gate maintained for distribution a library of approximately 8,000 motion picture titles and 4,000 television episodes and programs.

The Lions Gate Shares are registered under the Exchange Act. Accordingly, Lions Gate is subject to the informational reporting requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports and other information with the SEC relating to its business, financial condition and other matters. Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-732-0330. Lions Gate’s SEC filings are also available to the public on the SEC’s Internet site (www.sec.gov). Copies of such materials may also be obtained by mail, upon payment of customary charges, by writing to the SEC’s principal office at 100 F Street, N.E., Washington, D.C. 20549.

Lions Gate is a reporting issuer under applicable Canadian securities laws in the provinces of British Columbia, Alberta, Manitoba, Ontario and Québec. Lions Gate’s Canadian securities law filings are available electronically on SEDAR at www.sedar.com.

The Offeror understands that Lions Gate’s authorized share capital consists of four classes of shares:

(a)	500,000,000 Common Shares;

(b)	200,000,000 Preference Shares (“Preference Shares”) issuable in series;

(c)	1,000,000 5.25% Convertible Redeemable Preferred Shares, Series A (“Series A Shares”); and

(d)	10 Preferred Shares, Restricted Voting, Non-Transferable, Series B (“Series B Shares”).

According to Lions Gate’s Form 10-K filed on June 1, 2010, as at May 21, 2010 Lions Gate had outstanding 118,108,487 Lions Gate Shares and as at March 31, 2010 an additional approximately 28,578,000 Lions Gate Shares would be issued and outstanding assuming conversion of the then outstanding principal amount of the Notes and the 2025 Notes of April 2009 and the issuance of shares then issuable upon exercise of options and upon vesting of restricted share units. Also based on Lions Gate’s public disclosure, as at March 31, 2010, Lions Gate had outstanding no Preference Shares, which include the Series A Shares and the Series B Shares.

The Lions Gate Shares are listed on the NYSE under the symbol “LGF”. As of March 23, 2010, Lions Gate disclosed that its directors and senior officers had knowledge of certain Shareholders, including the Offeror, directly or indirectly, beneficially owning or exercising control or direction over 10% or more of the outstanding Lions Gate Shares as set forth in the table below.

Shareholder	Number of Lions Gate Shares owned as of March 23, 2010	Percent of total outstanding Lions Gate Shares as of March 23, 2010
Mark H. Rachesky, M.D.	23,165,278	19.64%
Carl C. Icahn(a)	22,107,571	18.64%
Capital Research Global Investors	12,250,000	10.4%

(a)

As of the date of the Offer, Carl C. Icahn may be deemed to beneficially own approximately 44,772,451 Lions Gate Shares, representing approximately 37.87% of the outstanding Lions Gate Shares. See Section 6 of the Circular, “Beneficial Ownership of and Trading in Lions Gate Shares”.

Lions Gate disclosed on its Form 8-K filed with the SEC on June 25, 2010 that on June 22, 2010 it amended the terms of the Revolving Credit Agreement and the Revolving Film Credit Agreement to define a “change in control” to include, subject to certain limited exceptions, an acquisition whereby a person or group acquires ownership or control in excess of 50% of Lions Gate’s equity securities having voting power to vote in the election of the board of directors of Lions Gate. In addition, the Revolving Credit Agreement and the Revolving Film Credit Agreement, as amended, provide that the following, among other events, trigger a “change in control”: (i) if at any time, individuals who as of July 28, 2008 constituted the board of directors of Lions Gate (together with any new directors whose election by the board of directors or whose nomination for election by the Shareholders was approved by a vote of the majority of directors then still in office who were either directors as of July 28, 2008 or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the board of directors of Lions Gate, and (ii) if either (a) both Jon Feltheimer and Michael Burns or (b) all four of Joseph Drake, Steven Beeks, Kevin Beggs and Michael Paseornek ceases for any reason (including termination, death or disability) to materially perform the functions and services they perform for Lions Gate and Lions Gate fails for a period of 90 consecutive days afterwards to replace such person with a replacement acceptable to the lenders holding at least 51% of the total credit exposure under these credit facilities.

The Revolving Credit Agreement and the Revolving Film Credit Agreement both provide that a “change in control” would be an event of default that permits the lenders to accelerate the repayment of borrowings under those facilities and to enforce security interests in the collateral securing such debt. Lions Gate has stated that as of April 16, 2010 it had borrowings of approximately U.S.$60 million outstanding under the Revolving Credit Agreement and borrowings of approximately U.S.$37.9 million outstanding under the Revolving Film Credit Agreement. In addition, Lions Gate has stated that if the borrowings under the Revolving Credit Agreement and the Revolving Film Credit Agreement were accelerated following an event of default that is not waived or cured, holders of the Notes, the 2025 Notes of April 2009 and the Second Lien Notes would have the right to accelerate the debts thereunder.

In addition, each of the (i) 2024 Notes, (ii) 2025 Notes, and (iii) 2025 Notes of April 2009 become subject, upon a “change of control”, to the right of the holders of the notes to require LGEI to repurchase the notes at 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest, and, in certain circumstances, a make whole premium. Under the terms of the Second Lien Notes, upon the occurrence of a “change of control”, LGEI must make an offer to purchase all of the Second Lien Notes at a purchase price in cash equal to 101% of the principal amount of the Second Lien Notes, plus accrued and unpaid interest. Under the terms of each of the foregoing notes, a “change of control” includes the acquisition of beneficial ownership, directly or indirectly, by any person or group of more than 50% of the total voting power of the Lions Gate Shares. A “change of control” under the terms of any of the foregoing notes would also result in a default under the terms of the Revolving Credit Agreement and Revolving Film Credit Agreement. Lions Gate has stated that as of April 16, 2010, U.S.$236.0 million principal amount of the Second Lien Notes and U.S.$236.1 million aggregate principal amount of the Notes and the 2025 Notes of April 2009 were outstanding, and that Lions Gate’s consolidated total indebtedness was approximately U.S.$861.8 million.

If Lions Gate’s lenders and noteholders were to elect to declare events of default relating to the change of control provisions and an acceleration occurs, it will not be a condition allowing the Offeror to withdraw the Offer. If such an acceleration occurs, the Icahn Group believes that Lions Gate will need to immediately secure a replacement source of funding in order to continue to operate its business and avoid bankruptcy. The Icahn Group believes this is a problem of Lions Gate’s own making – had the board of directors not agreed to these controversial “poison put” provisions, the Company would not now be facing this very difficult situation. As previously stated, the Icahn Group intends to hold the board responsible for any costs and damages the Company might incur from having to obtain emergency financing to alleviate this situation.

The foregoing description of Lions Gate’s indebtedness is qualified in its entirety by reference to the definitive documents governing that indebtedness, copies of which have been filed by Lions Gate with the SEC. The Offeror takes no responsibility for the accuracy or completeness of those filings.

Lions Gate has stated in its Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on March 12, 2010 that upon a change in control of Lions Gate (as defined in each respective employment agreement), the stock options, stock appreciation rights and time-based restricted share units granted to each of Jon Feltheimer, Michael Burns, Steven Beeks, Joseph Drake and Wayne Levin, each an executive officer of Lions Gate, under their respective employment agreements would vest.

In addition, in the case of each of Messrs. Feltheimer and Burns, the next installment of their respective performance-based stock units scheduled to vest following the change in control would continue to vest. Each of Messrs. Feltheimer and Burns would also be entitled to payment of the applicable amount of their respective stock price bonus if the price of Lions Gate Shares as of the change in control exceeds certain thresholds for the stock-price bonuses.

Lions Gate has stated that in the event that the benefits payable to Mr. Feltheimer in connection with a change in control would be subject to the excise tax imposed under Section 280G of the Code, Mr. Feltheimer’s benefits would either be reduced to a level such that the excise tax would not apply or he would be paid the full amount of his benefits and would receive a gross-up payment from Lions Gate up to a maximum of U.S.$150,000, whichever would result in his receiving the greater benefit on an after-tax basis.

Lions Gate also indicated that if Mr. Feltheimer’s employment is terminated by Lions Gate without “cause” in connection with a change in control, Mr. Feltheimer would be entitled to a cash payment of U.S.$2,500,000 and to severance pay of continued payments of his base salary for the remainder of the employment period. Additionally, if a change in control occurs and Mr. Feltheimer voluntarily terminates his employment within the 30-day period following the change in control, he would be entitled to a cash payment of U.S.$2,500,000, but would not be entitled to any continued payment of his base salary. If Mr. Burns’ employment is terminated by Lions Gate without “cause” in connection with a change in control or Mr. Burns elects to resign within a 15-day period following a change in control, Mr. Burns would be entitled to severance pay equal to the greater of continued payments of his base salary for the remainder of the employment period or U.S.$1,800,000. If Mr. Beeks’ employment is terminated by Lions Gate without “cause” within six months of a change of control, Mr. Beeks would be entitled to severance pay equal to the greater of continued payment of 50% of his base salary for the remainder of the employment period or U.S.$1,500,000. If Mr. Drake’s employment is terminated by Lions Gate without “cause” or Mr. Drake terminates for “good reason” within six months of a change of control, Mr. Drake would be entitled to severance pay equal to the greater of continued payment of 50% of his base salary for the remainder of the employment period or U.S.$1,700,000, and payment of each bonus based on EBITDA (as defined in Mr. Drake’s employment agreement) targets of Lions Gate that would have been earned through the end of the term. If Mr. Levin’s employment is terminated by Lions Gate without “cause” or Mr. Levin terminates for “good reason,” Mr. Levin would be entitled to a cash payment of U.S.$1,000,000 and to severance pay equal to his base salary for the remainder of the employment period.

The “change in control” provision in each of Messrs. Feltheimer, Burns, Beeks, Drake and Levin’s employment agreements was purportedly triggered when the Icahn Group acquired more than 33% of the Lions Gate Shares. Certain executive officers and directors of Lions Gate disclosed in public filings that they have received Lions Gate Shares upon the accelerated vesting of underlying share units. In the event that the aforementioned executive officers exercise any other of their respective “change in control” rights under their respective employment agreements, it would not be a condition allowing the Offeror to withdraw the Offer.

Lions Gate has also stated in its Solicitation/Recommendation Statement on Schedule 14D-9 that Lions Gate’s 2004 Performance Incentive Plan (the “2004 Plan”) grants the administrator of the 2004 Plan the discretion, in the event of a change in control, to provide that any outstanding option or stock appreciation rights shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under the 2004 Plan that is then outstanding shall be payable to the holder of such award. The 2004 Plan defines a “change in control” to generally include the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of, among other things, 30% or more of the Lions Gate Shares. The “change in control” provision in the 2004 Plan was purportedly triggered when the Icahn Group acquired more than 30% of the Lions Gate Shares. Certain executive officers and directors of Lions Gate disclosed in public filings that they have received Lions Gate Shares upon the accelerated vesting of restricted share units. In the event that the administrator of the 2004 Plan exercises any other of its “change in control” rights under the 2004 Plan, it would not be a condition allowing the Offeror to withdraw the Offer.

The above summary and description of the employment agreements and the 2004 Plan are qualified in their entirety by reference to the definitive documents governing such agreements and plan, copies of which have been filed by Lions Gate with the SEC. The Offeror takes no responsibility for the completeness of those filings.

The Offer may limit the ability of Lions Gate to use U.S. federal income net operating loss carry forwards. The Form 10-K of Lions Gate for the fiscal year ended March 31, 2010 states that, as of March 31, 2010, Lions Gate had U.S. net operating loss carry forwards of approximately U.S.$156.2 million and that Lions Gate “expects the future utilization of [Lions Gate’s] U.S. NOLs to offset future taxable income will be subject to a substantial annual limitation as a result of ownership changes that have occurred previously or that could occur in the future.” Subject to certain limitations, net operating loss carry forwards generally may be used to offset future taxable income and thereby reduce U.S. federal income taxes otherwise payable. Section 382 of the Code imposes an annual limitation on the ability of a corporation that undergoes an “ownership change” to use its net operating loss carry forwards to reduce its tax liability. The U.S. subsidiaries of Lions Gate may have experienced “ownership changes” as defined in Section 382 of the Code in the past. In addition, the Offer, if consummated, may result in an “ownership change” of the U.S. subsidiaries of Lions Gate. Any limitation on the use of net operating loss carry forwards resulting from an ownership change in the past and/or the consummation of the Offer could increase the U.S. federal income tax liability of the U.S. subsidiaries of Lions Gate. Limitations similar to Section 382 of the Code may apply to Lions Gate’s U.S. state and local net operating loss carry forwards.

The Company’s registered and records office is located at 1055 West Hastings Street, Suite 2200, Vancouver, British Columbia V6E 2E9, and its principal executive offices are located at 1055 West Hastings Street, Suite 2200, Vancouver, British Columbia V6E 2E9, and 2700 Colorado Avenue, Suite 200, Santa Monica, California, 90404. The telephone number at the Company’s corporate head office and principal executive office in Vancouver, British Columbia is (877) 848-3866, and the telephone number at the Company’s principal executive office in Santa Monica, California is (310) 449-9200.

3. Background to the Offer

The Icahn Group began acquiring Lions Gate Shares on January 3, 2006 in the belief that such shares were undervalued. From time to time throughout the Icahn Group’s ownership of Lions Gate Shares, representatives of the Icahn Group have had discussions with the Chief Executive Officer, the Vice Chairman and other representatives of Lions Gate regarding various matters and intend from time to time to seek to continue to have discussions with representatives of Lions Gate.

On or about the last week of February in 2009, Carl Icahn and Brett Icahn (the “Icahns”) had discussions with Michael Burns, the Vice Chairman of Lions Gate, regarding the possibility of having a number of the Icahns’ designees added to the board of directors of Lions Gate. In addition to general concerns regarding growing overhead expenses and increasing exposure to internally developed higher-profile theatrical releases, the Icahns were concerned about Lions Gate’s acquisition strategy, including the recent acquisition of TV Guide Network, a distressed cable network with significant exposure to advertising, which Lions Gate executed in the midst of a financial crisis, using a high percentage of Lions Gate’s available cash. The Icahns believed that they should seek board representation in order to protect the value of the Icahn Group’s investment. Lions Gate proposed providing multiple board seats to the Icahn Group. However, an agreement could not be reached and all related discussions were terminated on March 11, 2009. The principal point of disagreement between the parties was that Lions Gate would not agree to hold other large Shareholders whose designees Lions Gate might agree in the future to put on its board to the same standstill restrictions that Lions Gate demanded to apply to the Icahn Group. Lions Gate subsequently entered into an agreement on July 9, 2009 (the “Rachesky Agreement”) with Mark H. Rachesky (“Rachesky”), a large Shareholder who had publicly expressed support for management and its strategies, pursuant to which he joined Lions Gate’s board of directors and was granted registration rights (to enable him to sell his shares in a public offering if he wished to do so) and certain “most favored nation” and other rights. Unlike the agreement that Lions Gate demanded from the Icahn Group, the Rachesky Agreement contained no standstill provisions.

On March 20, 2009, the Icahn Group commenced a tender offer to purchase for cash any and all of the outstanding 2024 Notes and 2025 Notes. The Icahn Group had originally begun acquiring the Notes in the belief that they were a good investment and launched the tender offer in the belief that it represented an opportunity to increase the Icahn Group’s investment in the debt of Lions Gate with limited risk. In response to this offer, the board of directors of Lions Gate announced on March 26, 2009 that it was remaining neutral and would express no opinion on the offer. However, on April 20, 2009, the initial expiration date of the Icahn Group’s tender offer, Lions Gate announced that LGEI had entered into “Refinancing Exchange Agreements” with certain large holders of the 2025 Notes, pursuant to which those holders would exchange their old 2025 Notes for new 2025 Notes with more favorable terms, including an increased conversion rate and a larger “make whole” premium (without bestowing these benefits on the remaining, smaller holders of the old 2025 Notes), in exchange for such large holders’ agreement not to tender any of their 2024 Notes into the Icahn Group’s tender offer. On several occasions, the Icahns told Mr. Burns that this maneuver by Lions Gate not only disadvantaged small holders and was unnecessarily costly to Lions Gate, but was reprehensible in that its only purpose was to serve to entrench management and the current board. The Icahn Group’s tender offer for the Notes expired on May 1, 2009.

During the first week of May 2009, the Icahn Group learned that Lions Gate had filed an application on April 24, 2009 with the British Columbia Securities Commission (the “BCSC”) to cease to be a reporting issuer in Canada. It is the Icahn Group’s belief that this application was filed in an attempt to make it easier for Lions Gate to implement and maintain a shareholder rights plan (commonly known as a “poison pill”). The Icahn Group submitted a letter to the BCSC on May 8, 2009 opposing Lions Gate’s effort and Lions Gate’s application was ultimately rejected by the BCSC.

In May and June of 2009, Mr. Burns and the Icahns spoke and met on several occasions regarding MGM Studios. Mr. Burns asked whether the Icahns might be interested in providing financing for a potential acquisition of MGM Studios by Lions Gate. The Icahns told Mr. Burns that they might be interested in providing such financing, but only if (i) Lions Gate were to be able to acquire MGM Studios at an attractive enough valuation and (ii) any such acquisition were to be financed without Lions Gate incurring an excessive amount of indebtedness. The parties discussed various related matters, including the distressed situation of MGM Studios, the fact that the Icahns owned debt of MGM Studios (which they had been acquiring in early November of 2008), the possibility of the Icahns providing Lions Gate with a financing commitment, and possible confidentiality agreements that Lions Gate might require, but no understandings were reached.

On February 11, 2010, the Icahns contacted Mr. Burns via telephone and told him they were considering the possibility of increasing the Icahn Group’s interest in Lions Gate to approximately 29.9% of the outstanding Lions Gate Shares in order to increase the Icahn Group’s voice regarding matters related to Lions Gate’s potentially ill-advised M&A activities. Under applicable law, such purchase would be required to be made by tender offer.

Mr. Burns attempted to dissuade the Icahns from commencing a tender offer, citing, among other things, potential problems with a “change in control” provision under Lions Gate’s senior revolving credit facility. Mr. Burns stated that Lions Gate’s senior revolving credit facility provides that a change of control, which then included a person or group acquiring ownership or control in excess of 20% of the

Lions Gate Shares, could trigger an event of default that would permit lenders to accelerate the maturity of borrowings under that credit facility. Mr. Burns stated further that such an event could also result in a cross-default and the acceleration of the payment obligation under the senior and convertible senior subordinated note obligations of LGEI, which are guaranteed by Lions Gate. The Icahns responded by explaining that it was their understanding that any such event of default could be avoided through a waiver by the lenders under the senior revolving credit facility or through Lions Gate’s prepayment and elimination of the senior revolving credit facility, but that in any event they would not condition any tender offer on the occurrence of such a default.

The Icahn Group believes that the change of control provision contained in the senior revolving credit facility may be viewed as a disguised poison pill which disenfranchises Shareholders, and commentators have questioned the legitimacy of such provisions generally and the Lions Gate provision specifically. For example, in a 2009 BusinessWeek article, which derisively referred to this takeover defense tactic as “the banker made me do it” defense, Chris Young, the director of mergers and acquisitions research for the shareholder advisory firm RiskMetrics Group, was quoted as stating that such change of control provisions “are designed to deter a proxy fight.” The same article posed the following question: “Is the movie studio Lions Gate Entertainment using a loan covenant to fend off Icahn? When JPMorgan Chase extended Lions Gate’s revolving line of credit last year, the terms included a provision that triggers instant repayment if an investor buys more than 20% of the company’s stock.” The article concluded as follows: “Shareholder activist Nell Minow says companies shouldn’t use such loan covenants if they disenfranchise stockholders. She says: ‘These are shareholder rights that can’t be negotiated away by someone else.’”* On June 22, 2010, the senior revolving credit facility was amended to, among other things, increase to 50% the percentage ownership that triggers instant repayment.

Mr. Burns stated that he wished to continue discussions with the Icahns. Therefore, a meeting was arranged between the Icahns and Mr. Burns for February 14, 2010 at which Mr. Burns again attempted to dissuade the Icahns from commencing a tender offer. Mr. Burns asked the Icahns if there was any way to convince them that a tender offer was not necessary and to enter into to a standstill agreement with Lions Gate. In response, the Icahns discussed with Mr. Burns the following list of corporate governance provisions that they would like to see adopted by Lions Gate in order to protect their investment.

(1) The parties discussed the possibility of Lions Gate acknowledging that it would not engage in any acquisition of assets valued above $200 million without an affirmative vote of a meaningful percentage of the outstanding Lions Gate Shares (the percentage suggested by the Icahns was 40%). As Carl Icahn explained in an interview on CNBC on February 18, 2010, the Icahn Group is not opposed to Lions Gate making a major acquisition. However, the Icahn Group believes that management should give Shareholders the right to approve of material acquisitions.

(2) To further ensure financial discipline, the Icahns suggested that a designee of the Icahn Group be put on the board of directors,** and that this designee sit on the board’s Strategic

*	“Fighting Takeovers by Playing the Debt Card,” BusinessWeek, April 9, 2009 (permission to use quotation neither sought nor obtained).
**

Mr. Burns stated that adding the Icahn Group’s designee to Lions Gate’s board of directors would require that he add two more Canadian citizens to maintain a Canadian supermajority on the board. The Icahns suggested removing an existing American director instead, an alternative to which Mr. Burns seemed opposed. When the conversation digressed to Canadian corporate governance in general, the Icahns expressed their preference for Canadian corporate governance rules, specifically the degree to which certain rules are far more shareholder friendly than in certain U.S. states, such as the ability for shareholders to call a special meeting of shareholders and a regime in which “poison pills” could not be kept in place indefinitely. Mr. Burns stated to the Icahns that Lions Gate had conducted extensive studies to find a way for the Company to leave Canada. He suggested that, while there might be severe penalties associated with such a move, he was making progress with the relevant Canadian authorities on a compromise. Mr. Icahn stated his objection to the use of Shareholders’ money to exit Canada, an action that he did not support and that he believed did not benefit Shareholders but would only serve to entrench the current board and current top management.

Committee (the committee on the board tasked with evaluating M&A opportunities - currently a committee on which Rachesky sits), and that the Icahn Group should receive all the other rights that were granted to Rachesky under the Rachesky Agreement.

(3) To add another layer of protection, the Icahns suggested that Lions Gate state in its bylaws that (i) if a rights offering were to be conducted by Lions Gate in order to raise equity to help fund an acquisition, all Shareholders would be invited to participate in any such offering on a pro rata basis and (ii) in the event that any such rights offering were to be backstopped, Lions Gate would not favor certain holders but rather would permit each holder of a substantial percentage of Lions Gate Shares (the percentage suggested by the Icahn Group was 10%) to compete to provide that backstop.

(4) Because Lions Gate’s overhead and the capital intensity of wide releases for internally developed and produced films (as opposed to lower risk film acquisitions) continued to concern the Icahn Group, the Icahns suggested that the Icahn Group’s designee also sit on two new board committees created specifically for the purpose of addressing these two concerns: the first committee would be authorized to seek to reduce corporate overhead by retaining a third-party consultant (reporting directly back to that committee, not to management) that would be tasked with performing a detailed, top-to-bottom analysis of the organizational structure of the Company; and the second committee would be authorized to evaluate capital expenditures on developing and producing content, specifically a detailed breakdown and forecast of the cash flow statement line item “Investment in films and television programs” which amounted to $558 million in fiscal year 2009.

On February 15, 2010, at the request of Mr. Burns, Brett Icahn emailed to Mr. Burns the list of key points that the parties had discussed the day before (outlined above). However, the Icahns were concerned that these discussions were simply delaying tactics designed to give Lions Gate time to sabotage a potential tender offer, possibly by issuing stock to another large shareholder. Therefore, the Icahns told Mr. Burns that there could be no further delay in the commencement of a tender offer unless Mr. Burns agreed in writing that Lions Gate would not engage in any stock issuances prior to February 20, 2010 while these discussions were taking place. Mr. Burns stated that Lions Gate had no intention of issuing any stock while these discussions were taking place. Brett Icahn then emailed to Mr. Burns a draft letter which would have memorialized this acknowledgment. The Icahns told Mr. Burns that, while they believed him, it was very important that this letter be signed by Lions Gate immediately in that the Icahn Group had determined not to delay the tender offer any further unless the signed letter was received. During the late evening of February 15, 2010, James Cole, Jr. of Wachtell, Lipton, Rosen & Katz, an attorney representing Lions Gate, called Jesse Lynn, an in-house attorney representing the Icahn Group, and asked for clarification of certain language contained in this draft letter. After discussion, Mr. Cole informed Mr. Lynn that he was not sure whether Lions Gate would be responding to the Icahns that evening. Based on that conversation, Brett Icahn called Mr. Burns and told him that the Icahn Group would be announcing the commencement of a tender offer the next day unless the Icahns received a response.

On February 16, 2010, having received no response from Lions Gate, the Icahn Group issued a press release announcing its intention to commence the Initial Offer.

The Icahn Group determined to commence the Initial Offer in order to increase its shareholdings in Lions Gate in the hope of having a greater opportunity to participate in decisions regarding major acquisitions and other matters that will affect all Shareholders, including the ability to oppose any proposal to move

Lions Gate from Canada. The Icahn Group’s press release stated that the Initial Offer would be conditioned on, among other customary conditions, Lions Gate not entering into any material transaction outside of the ordinary course of business (including any acquisition of assets over U.S.$100 million, and any issuance of securities other than upon the exercise of currently outstanding options). The press release also stated that the Initial Offer would not be subject to financing. Additionally, the press release stated that if an event of default or acceleration occurred under Lions Gate’s senior revolving credit facility as a result of the Initial Offer, it would not be a condition allowing the Icahn Group to withdraw the Initial Offer.

On February 17, 2010, Lions Gate filed a shelf registration statement with the SEC that would allow it to sell, from time to time, up to U.S.$750 million in Lions Gate Shares, certain debt securities, or a combination thereof.

On February 22, 2010, the Icahns spoke with Mr. Burns regarding the Initial Offer. Mr. Burns stated that he had spoken with JP Morgan, the Administrative Agent under Lions Gate’s senior revolving credit facility, and JP Morgan would only consent to increase the “change in control” trigger in the credit facility from 20% to 25%. Mr. Burns stated that he believed that it would be appropriate for Rachesky to increase his ownership position to close to 25% of the outstanding Lions Gate Shares and suggested that Mr. Icahn sell, at the conclusion of the Initial Offer, 5% of the outstanding Lions Gate Shares to Rachesky, thus leaving the Icahn Group and Rachesky each with a position of less than 25% of the outstanding Lions Gate Shares. Mr. Icahn stated that he had no interest in entering into any such arrangement. Mr. Icahn also stated that he didn’t believe JP Morgan would allow the revolving credit facility to go into default as a result of the Initial Offer and that if they were really willing to increase the “change in control” trigger to 25% he saw no reason why they wouldn’t go to 30%. In addition, Mr. Icahn pointed out that Lions Gate could always avoid such a default by prepaying and eliminating the senior revolving credit facility, which might be the best thing for the Company in any event. Mr. Burns also stated to Mr. Icahn that Lions Gate might seek to achieve the same goal by engaging in a stock issuance after the conclusion of the Initial Offer, which would have the effect of reducing the Icahn Group’s percentage ownership of outstanding Lions Gate Shares (as well as that of other Shareholders).

Mr. Burns again told the Icahns that Lions Gate was actively researching ways in which Lions Gate could exit Canada and relocate the Company to another jurisdiction, acknowledging that he understood that Mr. Icahn preferred that Lions Gate remain in Canada.

The Icahns explained to Mr. Burns that the Icahn Group was in the process of preparing the documents necessary to commence the Initial Offer, and expressed their view that a lot of time and money could be saved by conducting the tender offer process in a friendly, rather than a hostile and litigious manner. Carl Icahn stated that he was aware that Lions Gate had retained Morgan Stanley, as financial advisor, and Wachtell, Lipton, Rosen & Katz, as legal advisor, and was of the opinion that a fight was unnecessary and would result only in higher fees for these advisors. Mr. Icahn stated that Lions Gate could review a proposed draft to be included in the “Background” and “Purpose” sections of the Initial Offer that would reflect the recent discussions of the parties, with the goal of having Lions Gate confirm that it accurately reflected in all material respects the discussions that had taken place among the parties, so as to avoid potential disputes over that language. Mr. Burns stated that he was not trying to create an expensive fight and that he would review the draft disclosure and get back to Mr. Icahn. Ultimately, Mr. Burns sent an email response to Brett Icahn, in which he stated: “We reviewed this document and we can’t agree to it because it omits material facts.” In the absence of such confirmation from Mr. Burns, the Offeror has included the above more detailed disclosure regarding such discussions.

On March 1, 2010, the Icahn Group commenced the Initial Offer for up to 13,164,420 Lions Gate Shares for U.S.$6.00 cash per Lions Gate Share. The Initial Offer was subsequently amended to, among other things, (i) increase the number of Lions Gate Shares offered to be purchased to up to all of the issued and outstanding Lions Gate Shares, (ii) increase the offer price to U.S.$7.00 cash per Lions Gate Share and (iii) add 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, as offerors.

During the Initial Offer, on March 12, 2010, Lions Gate announced that its board of directors had adopted the Initial Poison Pill. Although the adoption of the Initial Poison Pill by Lions Gate resulted in the failure of conditions under the Initial Offer, the Icahn Group determined not to terminate the Initial Offer and instead to continue with the Initial Offer. The Icahn Group pursued legal proceedings to set aside the Initial Poison Pill, and on April 27, 2010, the BCSC issued a “cease-trade order” with respect to the Initial Poison Pill. Lions Gate subsequently filed an application for leave to appeal to the British Columbia Court of Appeal (the “BC Court”) on April 28, 2010. On May 7, 2010, the BC Court heard Lions Gate’s application for leave to appeal and the appeal itself. The BC Court granted leave to appeal and on appeal upheld the decision of the BCSC to cease-trade the Initial Poison Pill.

On June 8, 2010, the Icahn Group received approval from the Minister of Canadian Heritage under the Investment Canada Act (Canada) to acquire control of the Canadian business carried on by Lions Gate. In connection with obtaining this approval, the Icahn Group made certain commitments to the Minister of Canadian Heritage (the “Undertakings”), including the divestiture of Lions Gate’s interest in Maple Pictures Corp. (“Maple”), a distributor of films in Canada, to one or more Canadians and preserving the Canadian status of Maple prior to such divestiture, maintaining Lions Gate’s incorporation in a Canadian jurisdiction, and maintaining or increasing the level of film production undertaken by Lions Gate in Canada, on a province by province basis. The Icahn Group will be required to comply with the Undertakings in the event that it is in a position to acquire control of the Canadian business carried on by Lions Gate in connection with the Offer, or otherwise.

Upon expiration of the Initial Offer on June 16, 2010, the Offeror announced a subsequent offering period which expired on June 30, 2010. Upon acceptance of and payment for the Lions Gate Shares tendered during the Initial Offer and the following subsequent offering period, the Offeror held 40,003,367 Lions Gate Shares, representing approximately 33.9% of the issued and outstanding Lions Gate Shares. On July 1, 2010, the Offeror purchased 4,638,702 Lions Gate Shares in the open market. Following these purchases, the Offeror held 44,772,451 Lions Gate Shares, representing approximately 37.87% of the issued and outstanding Lions Gate Shares.

On July 1, 2010, one day after the expiration of the Initial Offer, the board of directors of Lions Gate adopted the Second Poison Pill. The principal terms of the Second Poison Pill are summarized in Schedule II hereto. The summary is taken directly from the registration statement on Form 8-A filed by Lions Gate with the SEC on July 1, 2010. The summary in Schedule II is qualified in its entirety by the provisions of the Second Poison Pill. The Icahn Group intends to pursue legal proceedings to set aside the Second Poison Pill.

Following the expiration of the subsequent offering period, representatives of the Icahn Group and Lions Gate entered into discussions concerning certain corporate governance matters (including the possibility of adding persons designated by the Icahn Group to Lions Gate’s board of directors) and certain acquisition possibilities. These discussions resulted in the parties entering into a 10-day “standstill” agreement on July 9, 2010, which provided, among other things, that the Icahn Group and Lions Gate would work together on certain acquisition opportunities and that Lions Gate would: (i) not set a record date with respect to the 2010 annual meeting of Shareholders or any special meeting of Shareholders before September 2, 2010 and (ii) not take certain other actions adverse to the interests of the Icahn Group. The 10-day standstill period terminated at midnight, New York time, on July 19, 2010. While certain discussions regarding acquisition opportunities might continue in the future, the Icahn Group determined that there were no immediate opportunities that would merit extension of the 10-day standstill period.

4. Purpose of the Offer and Plans for Lions Gate

Lions Gate’s latest actions (including the recent implementation of the Second Poison Pill after the Initial Poison Pill was struck down by Canadian securities regulators) convince the Icahn Group that it is extremely unlikely that the current management and board of directors of Lions Gate will allow Shareholders to make their own determination on the future path of the Company, including decisions to make a major acquisition. The Icahn Group therefore intends to seek to replace all or the lion’s share of Lions Gate’s board of directors with the Icahn Group’s nominees.

The Icahn Group reserves the right to engage in discussions with third parties regarding possible future acquisitions. Lions Gate may be part of these discussions. However, there can be no assurance that these discussions will take place.

5. Source of Funds

Lions Gate stated in its Form 10-K filed with the SEC on June 1, 2010 that there were 118,108,487 Lions Gate Shares issued and outstanding as of May 21, 2010. Based on Lions Gate’s public disclosure, as at March 31, 2010, Lions Gate had outstanding approximately 3,360,000 stock options and 3,415,968 unvested restricted share units. Based on the Offer being for UP TO ALL of the outstanding Lions Gate Shares, after giving effect to the exercise of all outstanding stock options and the vesting of outstanding restricted share units, which the Offeror has calculated to total approximately 80,242,386 Lions Gate Shares (excluding the Lions Gate Shares owned by the Offeror and Lions Gate Shares issuable on the conversion of the Notes and 2025 Notes of April 2009), the maximum amount of cash required for the purchase of Lions Gate Shares for which the Offer is made (exclusive of fees and expenses) is approximately U.S.$522 million.

As described under Section 2 of the Circular, “Lions Gate”, under the terms of the Revolving Credit Agreement and the Revolving Film Credit Agreement and under the terms of the Notes, the 2025 Notes of April 2009 and the Second Lien Notes, a change in control of Lions Gate could result in an event of default that would permit the acceleration of such indebtedness. If such acceleration occurs (which will not be a condition allowing the Offeror to withdraw the Offer), the Icahn Group believes that Lions Gate will need to immediately secure a replacement source of funding in order to continue to operate its business and avoid bankruptcy. The Icahn Group believes this is a problem of Lions Gate’s own making – had the board of directors not agreed to these controversial “poison put” provisions, the Company would not now be facing this very difficult situation. As previously stated, the Icahn Group intends to hold the board responsible for any costs and damages the Company might incur from having to obtain emergency financing to alleviate this situation.

In each case, the required funds will be provided by the Icahn Group from cash on hand, including margin borrowings under existing brokerage arrangements. The Icahn Group will provide the Trustee with the funds necessary to acquire its portion of the Lions Gate Shares deposited under the Offer by way of a loan.

6. Beneficial Ownership of and Trading in Lions Gate Shares

Except as provided below, none of the Offeror or any director, trustee, senior officer or general partner of the Offeror nor, to the knowledge of such directors, senior officers and general partners after reasonable enquiry, any associate (within the meaning ascribed thereto in Rule 12b-2 of the Exchange Act) or subsidiary of the Offeror, directors, trustees, senior officers or general partners of the Offeror, any Person holding more than 10% of any class of equity securities of the Offeror, or any Person acting jointly or in concert with the Offeror, beneficially owns or exercises control or direction over any Lions Gate securities.

Except as provided below, none of the Offeror or any general partner, director, trustee or senior officer of the Offeror nor, to the knowledge of such general partners, directors, trustees and senior officers after reasonable enquiry, any of the other Persons referred to above, has traded in any Lions Gate Shares during the 12 months preceding the date hereof.

The Offeror has no knowledge of whether any Shareholder will accept the Offer.

As of the date of this Circular, the Offeror may be deemed to beneficially own approximately 44,772,451 Lions Gate Shares (including approximately 130,382 Lions Gate Shares that may be deemed to be beneficially owned as a result of the ownership of U.S.$1,154,000 in aggregate principal amount of 2024 Notes and U.S.$429,000 in aggregate principal amount of 2025 Notes), representing approximately 37.87% of the outstanding Lions Gate Shares (based upon the sum of (i) 118,108,487 Lions Gate Shares stated to be outstanding as of May 21, 2010 by Lions Gate in its Form 10-K filed with the SEC on June 1, 2010 for the year ended March 31, 2010 and (ii) approximately 130,382 Lions Gate Shares that may be deemed to be outstanding pursuant to Rule 13d-3(d)(1)(i) under the Exchange Act).*** Subject to applicable law, the Offeror and its affiliates reserve the right, from time to time and at any time, (i) to acquire Lions Gate Shares, Notes and/or other equity, debt or other securities or instruments of Lions Gate or its subsidiaries (“Securities”) in the open market or otherwise, (ii) to dispose of any or all of such Securities in the open market or otherwise and (iii) to engage in any hedging or similar transactions with respect to such Securities.

As of the date of this Circular: (i) Icahn Partners LP beneficially owns 13,031,594 Lions Gate Shares (including Lions Gate Shares that may be deemed to be beneficially owned as a result of ownership of Notes) representing approximately 11.02% of those outstanding; (ii) Icahn Partners Master Fund LP beneficially owns 15,372,255 Lions Gate Shares (including Lions Gate Shares that may be deemed to be beneficially owned as a result of ownership of Notes) representing approximately 13.00% of those outstanding; (iii) Icahn Partners Master Fund II LP beneficial owns 5,381,689 Lions Gate Shares (including Lions Gate Shares that may be deemed to be beneficially owned as a result of ownership of Notes) representing approximately 4.55% of those outstanding; (iv) Icahn Partners Master Fund III LP beneficially owns 2,032,423 Lions Gate Shares (including Lions Gate Shares that may be deemed to be beneficially owned as a result of ownership of Notes) representing approximately 1.72% of those

***

The indenture governing the 2024 Notes states that such Notes are convertible, at the option of the holder, into 86.9565 Lions Gate Shares per U.S.$1,000 principal amount of 2024 Notes, which is equivalent to a conversion price of approximately U.S.$11.50 per Lions Gate Share, only if certain events specified in the indenture governing such notes occur. The indenture governing the 2025 Notes states that such notes are convertible, at the option of the holder, into 70.0133 Lions Gate Shares per U.S.$1,000 principal amount of 2025 Notes, which is equivalent to a conversion price of approximately U.S.$14.28 per Lions Gate Share, at any time. Although (i) the conversion of the 2024 Notes is subject to the occurrence of events specified in the indenture governing such notes and (ii) the conversion prices of both series of notes as stated in the applicable indentures are in excess of the current market value of the Lions Gate Shares, under the Rules set forth in Regulation 13D under the Exchange Act the Offeror may be deemed to beneficially own approximately 130,382 Lions Gate Shares that may be acquired by the Offeror upon conversion of the Notes held by the Offeror.

outstanding; and (v) High River Limited Partnership beneficially owns 8,954,490 Lions Gate Shares (including Lions Gate Shares that may be deemed to be beneficially owned as a result of ownership of Notes) representing approximately 7.57% of those outstanding. As a result of the relationship of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP and Icahn Offshore LP with each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, each of them may be deemed to have shared voting power and shared dispositive power with Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP with regard to the Lions Gate Shares beneficially owned by Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. As a result of the relationship of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP and Icahn Onshore LP with Icahn Partners LP, each of them may be deemed to have shared voting power and shared dispositive power with Icahn Partners LP with regard to the Lions Gate Shares beneficially owned by Icahn Partners LP. As a result of the relationship of Carl C. Icahn, Hopper Investments LLC and Barberry Corp. with High River Limited Partnership, each of them may be deemed to have shared voting power and shared dispositive power with High River Limited Partnership with regard to the Lions Gate Shares beneficially owned by High River Limited Partnership. Each of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Offshore LP, Icahn Onshore LP, Hopper Investments LLC and Barberry Corp. disclaims beneficial ownership of such Lions Gate Shares for all other purposes. Set forth in the table below are transactions in the Lions Gate Shares by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP or High River Limited Partnership during the 12 months prior to commencement of the Offer on the dates and for the prices indicated, all of which occurred through the facilities of the NYSE. None of Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. or the Trustee transacted in the Lions Gate Shares during the 12 months prior to commencement of the Offer. The purpose of the transactions set out below are indicated in the public filings made by the Offeror on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com.

Date	Price per Share	Icahn Partners LP	Icahn Partners Master Fund LP	Icahn Partners Master Fund II LP	Icahn Partners Master Fund III LP	High River Limited Partnership
	(U.S.$)	(#)	(#)	(#)	(#)	(#)
7/1/10	7.00	1,350,279	1,592,641	557,508	210,534	927,740
6/30/10	7.00	263,330	310,596	108,724	41,058	180,927
6/29/10	7.00	197,531	232,984	81,557	30,799	135,718
6/28/10	7.00	211,564	249,538	87,351	32,987	145,360
6/25/10	7.00	16,904	19,940	6,980	2,636	11,615
6/24/10	7.00	17,958	23,060	7,905	3,057	12,995
6/16/10	7.00	4,437,797	5,583,891	1,782,292	670,504	3,118,620
2/11/10	5.1592	93,749	105,507	39,421	14,923	63,400
2/10/10	5.0450	29,575	33,282	12,436	4,707	20,000
2/10/10	5.0574	112,259	26,506	47,205	17,870	50,960
2/9/10	5.1454	171,616	N/A	41,449	5,606	54,668
2/5/10	4.9680	233,439	N/A	N/A	N/A	58,360

7. Commitments to Acquire Securities of Lions Gate

Other than pursuant to the Offer, there are no commitments to acquire any equity securities of Lions Gate by the Offeror or its directors and senior officers or, to the knowledge of such directors and senior officers after reasonable enquiry, by any:

(a)	associate or affiliate of an insider of the Offeror;

(b)	insider of the Offeror (other than a director or officer of the Offeror); or

(c)	Person or company acting jointly or in concert with the Offeror.

8. Arrangements, Agreements or Understandings; Regulatory Matters

There are no formal or informal arrangements, agreements, contracts, relationships or understandings made or proposed to be made between the Offeror or any of its executive officers, directors, controlling persons or subsidiaries and Lions Gate or any of the directors, senior officers, controlling persons or subsidiaries of Lions Gate, and no payment or other benefit is proposed to be made or given by the Offeror to any of the directors or senior officers of Lions Gate by way of compensation for loss of office or for remaining in or retiring from office as a result of the Offer. There are no contracts, arrangements or understandings, formal or informal, between the Offeror and any Shareholder of Lions Gate with respect to the Offer or between the Offeror and any Person with respect to any securities of Lions Gate in relation to the Offer.

The Offeror is not aware of any approval or other action by any domestic or foreign court or governmental agency or other regulatory or administrative agency or commission that would be required for completion of the Offer, other than the issuance of a cease-trade order or other regulatory relief in connection with the Second Poison Pill if it is not otherwise redeemed or waived by the board of directors of Lions Gate. See Section 4 of the Offer to Purchase, “Conditions of the Offer”.

9. Material Changes and Other Information

The Offeror is not aware of any information which indicates that a material change has occurred in the affairs of Lions Gate since the date of the last published financial statements of Lions Gate other than as has been Publicly Disclosed by Lions Gate or as disclosed in this Circular. The Offeror has no knowledge of any other matter that has not previously been generally disclosed but which would reasonably be expected to affect the decision of Shareholders to accept or reject the Offer.

10. Price Range and Trading Volume of Lions Gate Shares

The Lions Gate Shares are listed and posted for trading on the NYSE. The following table sets forth, for the periods indicated, the high and low sales prices of the Lions Gate Shares and the volume of trading on the NYSE, the principal market in which the Lions Gate Shares are traded, according to published sources.

	NYSE
	High	Low	Volume
	(U.S.$)	(U.S.$)
2010
July (to July 19)	7.29	5.90	13,701,639
2nd Quarter	7.38	5.47	63,804,440
1st Quarter	6.64	4.81	60,387,544

2009
4th Quarter	6.16	4.86	48,732,560
3rd Quarter	7.29	5.29	56,918,872
2nd Quarter	6.29	4.41	48,830,608
1st Quarter	6.50	3.65	67,636,016

2008
4th Quarter	9.19	5.15	51,364,432
3rd Quarter	10.97	8.54	36,163,788
2nd Quarter	10.76	9.50	31,028,984
1st Quarter	9.89	8.43	33,477,068

	NYSE
	High	Low	Volume
	(U.S.$)	(U.S.$)
2010
July (to July 19)	7.29	5.90	13,701,639
June	7.38	6.59	29,871,556
May	7.05	5.47	10,831,915
April	7.18	6.03	23,100,968
March	6.64	5.36	29,219,240
February	6.00	4.81	21,662,636
January	6.00	5.13	9,505,670

2009
December	6.08	4.99	21,118,080
November	5.84	4.86	15,799,862
October	6.16	5.17	11,814,620
September	6.80	6.06	15,974,823
August	7.29	5.75	24,031,948
July	6.25	5.29	16,912,104
June	6.29	5.15	18,631,774
May	6.20	4.50	12,702,432
April	5.43	4.41	17,496,404
March	5.59	4.65	17,389,780
February	5.73	3.65	34,417,184
January	6.50	5.14	15,829,048

2008
December	7.04	5.25	13,210,306
November	7.03	5.15	12,212,884
October	9.19	5.59	25,941,244
September	10.15	8.54	14,343,887
August	10.97	9.74	13,124,120
July	10.49	9.26	8,695,781
June	10.76	9.58	14,889,528
May	10.65	9.53	7,465,435
April	10.46	9.50	8,674,021
March	9.89	8.43	8,599,091
February	9.79	8.90	15,386.054
January	9.66	8.90	9,491,924

The Offeror announced its intention to commence the Offer on July 20, 2010. On July 19, 2010, the closing price on the NYSE of the Lions Gate Shares was U.S.$6.03.

Shareholders are urged to obtain a current market quotation for the Lions Gate Shares.

11. Dividends and Dividend Policy

According to Lions Gate’s public disclosure, Lions Gate has paid no dividends on the Lions Gate Shares since incorporation and does not anticipate doing so in the foreseeable future.

12. Effect of the Offer on the Market for Lions Gate Shares

The Lions Gate Shares are listed on the NYSE. Depending upon the number of Lions Gate Shares purchased pursuant to the Offer, the Lions Gate Shares may no longer meet the requirements of the NYSE for continued listing on the NYSE. The rules of the NYSE establish certain criteria that, if not met, could lead to the delisting of the Lions Gate Shares from the NYSE. Among such criteria are the number of shareholders, the number of shares publicly held and the aggregate market value of the shares publicly held. If, as a result of the purchase of Lions Gate Shares pursuant to the Offer or otherwise, the Lions Gate Shares no longer meet the requirements of the NYSE for continued listing and the Lions Gate Shares are delisted, the market for the Lions Gate Shares would be adversely affected.

In the event the Lions Gate Shares are no longer eligible for listing on the NYSE, quotations might still be available from other sources. The extent of the public market for the Lions Gate Shares and the availability of such quotations would, however, depend upon the number of holders of such Lions Gate Shares at such time, the interest in maintaining a market in such Lions Gate Shares on the part of securities firms, the possible suspension of registration of such Lions Gate Shares under the Exchange Act, as described below, and other factors.

The Lions Gate Shares are currently registered under the Exchange Act. Such registration may be suspended upon application of Lions Gate to the SEC if the Lions Gate Shares are not listed on a national securities exchange and there are fewer than 300 holders of record of the Lions Gate Shares. The suspension of the registration of the Lions Gate Shares under the Exchange Act would substantially reduce the information required to be furnished by Lions Gate to Shareholders and to the SEC, and would make certain of the provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b) and the requirement of furnishing a proxy statement in connection with shareholders meetings and the related requirement of an annual report to shareholders, and the requirements of Rule 13e-3 with respect to going private transactions, no longer applicable with respect to the Lions Gate Shares or to Lions Gate. Furthermore, if registration of the Lions Gate Shares under the Exchange Act were terminated, the ability of “affiliates” of Lions Gate and persons holding “restricted securities” of Lions Gate to dispose of such securities pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, may be impaired or, with respect to certain persons, eliminated. If the Lions Gate Shares were no longer registered under the Exchange Act, the Lions Gate Shares would no longer be eligible for NYSE listing.

The Lions Gate Shares are currently “margin securities” under the regulations of the Board of Governors of the Federal Reserve System, which has the effect, among other things, of allowing brokers to extend credit using such Lions Gate Shares as collateral. Depending upon factors similar to those described above regarding market quotations, the Lions Gate Shares might no longer constitute “margin securities” for the purposes of the margin regulations, in which event the Lions Gate Shares would be ineligible as collateral for margin loans made by brokers.

In addition, depending upon the number of Lions Gate Shares purchased pursuant to the Offer, Lions Gate may also become eligible to cease to be a reporting issuer under applicable securities laws in the provinces of British Columbia, Alberta, Manitoba, Ontario and Québec.

The Offer may limit the ability of Lions Gate to use U.S. federal income net operating loss carry forwards. The Form 10-K of Lions Gate for the fiscal year ended March 31, 2010 states that, as of March 31, 2010, Lions Gate had U.S. net operating loss carry forwards of approximately U.S.$156.2 million and that Lions Gate “expects the future utilization of [Lions Gate’s] U.S. NOLs to offset future taxable income will be subject to a substantial annual limitation as a result of ownership changes that have occurred previously or that could occur in the future.” Subject to certain limitations, net operating loss carry forwards generally may be used to offset future taxable income and thereby reduce U.S. federal income taxes otherwise payable. Section 382 of the Code imposes an annual limitation on the ability of a corporation that undergoes an “ownership change” to use its net operating loss carry forwards to reduce its tax liability. The U.S. subsidiaries of Lions Gate may have experienced “ownership changes” as defined in Section 382 of the Code in the past. In addition, the Offer, if consummated, may result in an “ownership change” of the U.S. subsidiaries of Lions Gate. Any limitation on the use of net operating loss carry forwards resulting from an ownership change in the past and/or the consummation of the Offer could increase the U.S. federal income tax liability of the U.S. subsidiaries of Lions Gate. Limitations similar to Section 382 of the Code may apply to Lions Gate’s U.S. state and local net operating loss carry forwards.

13. Prior Distributions

Information contained in this Section 13 is based upon documents and reports publicly filed by Lions Gate. Although the Offeror has no information that any statements contained in this Section 13 are untrue, the Offeror cannot take responsibility for the accuracy or completeness of any information contained in this Section 13 or for any failure by Lions Gate to disclose events which may have occurred and may affect the significance or accuracy of any such information but which are not known to the Offeror.

The Offeror believes, based on publicly available information, in the past five years prior to the date hereof, the Company has issued Lions Gate Shares from time to time upon exercise of options and vesting of restricted share units issued pursuant to the 2004 Plan and pursuant to the Lions Gate Employees’ and Directors’ Equity Incentive Plan.

In addition, the Offeror believes, based on publicly available information, that Lions Gate has issued Lions Gate Shares in connection with the following acquisitions:

(a)

On September 10, 2007, the Company purchased all of the membership interests in Mandate Pictures, LLC. The aggregate cost of the acquisition was approximately U.S.$128.8 million including liabilities assumed of U.S.$70.2 million with amounts paid or to be paid to the selling shareholders of approximately U.S.$58.6 million, comprised of U.S.$46.8 million in cash and 1,282,999 of Lions Gate Shares, 169,879 of which were issued during the quarter ended March 31, 2008, another 169,879 of which were issued during the quarter ended September 30, 2008 and the balance of 943,241 of which were issued in March 2009;

(b)	On June 29, 2007, the Company acquired a 42% equity interest in Nexpoint, Inc. for an aggregate purchase price of U.S.$21.4 million, which was satisfied by issuing 1,890,189 Lions Gate Shares;

(c)

On July 3, 2006, the Company acquired all of the capital stock of Debmar-Mercury, LLC. Consideration for the Debmar-Mercury acquisition was U.S.$27.0 million, comprised of a combination of U.S$24.5 million in cash paid on July 3, 2006 and U.S.$2.5 million in Lions Gate Shares issued in January 2008, and assumed liabilities of U.S.$10.5 million;

(d)

On March 31, 2006, the Company completed a private exchange with certain shareholders of Image Entertainment, Inc. whereby Lions Gate issued 218,746 Lions Gate Shares with a value as of March 31, 2006 of approximately U.S.$2,220,272, or U.S.$10.15 per share, in consideration of the purchase of 4,033,996 shares of Image Entertainment, Inc.;

(e)

On October 17, 2005, the Company acquired all outstanding shares of Lionsgate UK (formerly, Redbus Group Limited). Consideration for the acquisition was U.S.$35.5 million, comprised of a combination of U.S.$28.0 million in cash, U.S.$6.4 million in Lions Gate Shares and direct transaction costs of U.S.$1.1 million; and

(f)

On August 17, 2005, the Company acquired certain of the film assets and accounts receivable of Modern Entertainment, Ltd. Under the terms of the purchase agreement, total consideration issued was U.S.$7.5 million, comprised of U.S.$3.5 million in cash and 399,042 Lions Gate Shares valued at U.S.$4.0 million.

14. Valuation Exemption

The Offeror, together with its affiliates, currently owns approximately 44,772,451 Lions Gate Shares, representing approximately 37.87% of the outstanding Lions Gate Shares. Accordingly, the Offer is an “insider bid” within the meaning of certain Canadian provincial securities legislation and Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”), as the Offeror has, or is deemed to have, beneficial ownership of, or control over, directly or indirectly, more than 10% of the securities of Lions Gate carrying more than 10% of the voting rights attached to all of Lions Gate’s outstanding voting securities.

The applicable securities legislation and MI 61-101 require that a formal valuation of the securities that are the subject of the bid be prepared by an independent valuator and filed with the applicable regulatory authorities, subject to certain exemptions. In accordance with section 2.4(1)(a) of MI 61-101, the Offeror is exempt from the requirement to obtain a formal valuation on the basis that neither the Offeror nor any of its joint actors has, or has had within the preceding 12 months, any board or management representation in respect of Lions Gate, or has knowledge of any material information concerning Lions Gate or its securities that has not been generally disclosed.

To the knowledge of the Offeror and its directors and senior officers, after reasonably inquiry, no prior valuation has been made in respect of Lions Gate in the last 24 months before the date of the Offer.

15. Material Canadian Federal Income Tax Considerations

In the opinion of Osler, Hoskin & Harcourt LLP, counsel to the Offeror, the following summary describes the material Canadian federal income tax considerations generally applicable to a beneficial owner of Lions Gate Shares who sells Lions Gate Shares pursuant to this Offer and who, at all relevant times, for purposes of the application of the Tax Act:

(a)	deals at arm’s length with the Company and the Offeror;

(b)	is not affiliated with the Company or the Offeror; and

(c)	holds the Lions Gate Shares as capital property

(a “Holder”). Generally, the Lions Gate Shares will be capital property to a Holder provided the Holder does not hold those shares in the course of carrying on a business or as part of an adventure or concern in the nature of trade.

This summary is based on the assumption that the Rights have been cease-traded, found to be illegal or unenforceable or redeemed by the board of directors of the Company, or otherwise eliminated in connection with the Offer such that if Rights are disposed of by a beneficial owner of Lions Gate Shares pursuant to this Offer, there will be no value to the Rights and no amount of the consideration paid by the Offeror will be allocated to the Rights.

This summary does not address all issues relevant to Shareholders who acquired their Lions Gate Shares on the exercise of an employee stock option. Such Shareholders should consult their own tax advisors.

This summary is based on the current provisions of the Tax Act, the regulations thereunder, and counsel’s understanding of the current administrative and assessing practices and policies of the Canada Revenue Agency published in writing prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and assumes that all Proposed Amendments will be enacted in the form proposed. However, no assurances can be given that the Proposed Amendments will be enacted as proposed, or at all. This summary does not otherwise take into account or anticipate any changes in law or administrative or assessing practice whether by legislative, regulatory, administrative or judicial action nor does it take into account tax legislation or considerations of any province, territory or foreign jurisdiction, which may be different from those discussed herein.

This summary is of a general nature only and is not, and is not intended to be, legal or tax advice to any particular Shareholder. This summary is not exhaustive of all Canadian federal income tax considerations. Accordingly, Shareholders should consult their own tax advisors having regard to their own particular circumstances.

For purposes of the Tax Act, all amounts not otherwise in Canadian dollars relating to the acquisition, holding or disposition of the Lions Gate Shares must be converted into Canadian dollars based on exchange rates as determined in accordance with the Tax Act. The amount of capital gains or capital losses realized by a Holder may be affected by fluctuations in the Canadian/U.S. dollar exchange rate.

Holders Resident in Canada

This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the application of the Tax Act, is, or is deemed to be, resident in Canada (a “Resident Shareholder”). Certain Resident Shareholders may be entitled to make or may have already made the irrevocable election permitted by subsection 39(4) of the Tax Act, the effect of which may be to deem to be capital property any Lions Gate Shares (and all other “Canadian securities”, as defined in the Tax Act) owned by such Resident Shareholder in the taxation year in which the election is made and in all subsequent taxation years. Resident Shareholders whose Lions Gate Shares might not otherwise be considered to be capital property should consult their own tax advisors concerning this election.

This portion of the summary is not applicable to (i) a Shareholder that is a “specified financial institution”, (ii) a Shareholder an interest in which is a “tax shelter investment”, (iii) a Shareholder that is, for purposes of certain rules applicable to securities held by financial institutions (referred to as the “mark-to-market” rules), a “financial institution”, or (iv) a Shareholder to whom the “functional currency” reporting rules apply, each as defined in the Tax Act. Such Shareholders should consult their own tax advisors.

Generally, a Resident Shareholder who disposes of Lions Gate Shares pursuant to the Offer will realize a capital gain (or capital loss) equal to the amount, if any, by which the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Shareholder of the Lions Gate Shares immediately before the disposition.

Generally, a Resident Shareholder is required to include in computing its income for a taxation year one-half of the amount of any capital gain (a “taxable capital gain”). Subject to and in accordance with the provisions of the Tax Act, a Resident Shareholder is required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Shareholder in the year and allowable capital losses in excess of taxable capital gains may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years.

The amount of any capital loss realized by a Resident Shareholder that is a corporation on the disposition of a Lions Gate Share may be reduced by the amount of any dividends received (or deemed to be received) by it on such Lions Gate Share to the extent and under the circumstances prescribed by the Tax Act. Similar rules may apply where a Lions Gate Share is owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Such Resident Shareholders should consult their own advisors.

A Resident Shareholder that is throughout the year a “Canadian-controlled private corporation”, as defined in the Tax Act, may be liable for a refundable tax on investment income, including taxable capital gains realized and dividends received or deemed to be received in respect of the Lions Gate Shares (but not dividends or deemed dividends that are deductible in computing taxable income).

The tax consequences to a Resident Shareholder disposing of Lions Gate Shares to the Offeror pursuant to such Holder’s statutory rights of compelled acquisition (as described in Section 20 of the Circular, “Compelled Acquisition”) will generally be as described above.

Qualified Investment

If following completion of the Offer the Lions Gate Shares cease to be listed on any designated stock exchange (which includes the NYSE) (see Section 12 of the Circular, “Effect of the Offer on the Market for Lions Gate Shares”) and the Company ceases to be a “public corporation” for purposes of the Tax Act, the Lions Gate Shares will cease to be qualified investments for trusts governed by registered retirement savings plans, registered retirement income funds, registered education savings plans, deferred profit sharing plans, registered disability savings plans and tax-free savings accounts.

Holders Not Resident in Canada

This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the application of the Tax Act, is not, and is not deemed to be, resident in Canada and does not use or hold the Lions Gate Shares in a business carried on in Canada (a “Non-Resident Shareholder”). Special rules, which are not discussed in this summary, may apply to certain Shareholders that are insurers carrying on an insurance business in Canada and elsewhere.

A Non-Resident Shareholder will not be subject to tax under the Tax Act on any capital gain realized on a disposition of Lions Gate Shares unless the Lions Gate Shares are “taxable Canadian property” to the Non-Resident Shareholder for purposes of the Tax Act and the Non-Resident Shareholder is not entitled to relief under an applicable income tax convention between Canada and the country in which the Non-Resident Shareholder is resident.

Generally, the Lions Gate Shares will not constitute taxable Canadian property to a Non-Resident Shareholder at the time of disposition provided that the Lions Gate Shares are listed on a designated stock exchange (which includes the NYSE) at that time unless at any time during the 60-month period that ends at that time (a) the Non-Resident Shareholder, persons with whom the Non-Resident Shareholder does not deal at arm’s length, or the Non-Resident Shareholder together with all such persons, have owned 25% or more of the issued shares of any class or series of the capital stock of the Company and (b) more than 50% of the fair market value of the Lions Gate Shares was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, Canadian resource properties (as defined in the Tax Act), timber resource properties (as defined in the Tax Act), and options in respect of, or interests in, or for civil law rights in, any such properties whether or not such properties exist. Notwithstanding the foregoing, in certain circumstances set out in the Tax Act, Lions Gate Shares could be deemed to be taxable Canadian property.

Non-Resident Shareholders whose Lions Gate Shares are taxable Canadian property should consult their own tax advisors for advice having regard to their particular circumstances.

Subject to the discussion below under “Delisting of Shares”, the tax consequences to a Non-Resident Shareholder disposing of its Lions Gate Shares to the Offeror pursuant to such Holder’s statutory rights of compelled acquisition (as described in Section 20 of the Circular, “Compelled Acquisition”) will generally be as described above.

Delisting of Shares

As noted above in Section 12 of the Circular, “Effect of the Offer on the Market for Lions Gate Shares”, Lions Gate Shares may cease to qualify for listing on the NYSE following the completion of the Offer. Non-Resident Shareholders who do not dispose of their Lions Gate Shares pursuant to the Offer are cautioned that if the Lions Gate Shares are not listed on a designated stock exchange at the time they are disposed of (the “Relevant Time”) they will be taxable Canadian property to the Non-Resident Shareholder if at any time during the 60-month period that ends at the Relevant Time, more than 50% of the fair market value of the Lions Gate Shares was derived directly or indirectly from one or any combination of real or immovable properties situated in Canada, Canadian resource properties (as defined in the Tax Act), timber resource properties (as defined in the Tax Act), and options in respect of, or interests in, or for civil law rights in, any such properties whether or not such properties exist.

If the Lions Gate Shares are taxable Canadian property of a Non-Resident Shareholder:

(a)

the Non-Resident Shareholder may be subject to income tax under the Tax Act in respect of any capital gain realized on such disposition (unless the Lions Gate Shares are “treaty-protected property” for the purposes of the Tax Act of the Non-Resident Shareholder); and

(b)	if the Lions Gate Shares are not listed on a recognized stock exchange and are not “treaty-protected property” at the Relevant Time:

(i)	the notification provisions of Section 116 of the Tax Act will apply to the Non-Resident Shareholder;

(ii)	the Non-Resident Shareholder will be required to file a Canadian income tax return in respect of such disposition; and

(iii)

in accordance with Section 116 of the Tax Act and unless the purchaser of the Lions Gate Shares has received a clearance certificate for the disposition of the Non-Resident Shareholder’s Lions Gate Shares, the purchaser will be entitled to deduct or withhold 25% from any payment made to the Non-Resident Shareholder and must remit such amount to the Receiver General for Canada on account of the Non-Resident Shareholder’s liability for tax under the Tax Act.

Non-Resident Shareholders are urged to consult their own tax advisors with respect to the potential income tax consequences to them of not disposing of their Lions Gate Shares pursuant to the Offer.

16. Material U.S. Federal Income Tax Considerations

In the opinion of Osler, Hoskin & Harcourt LLP, counsel for the Offeror, the following summary describes the material U.S. federal income tax considerations applicable to U.S. Holders (as defined below) with respect to the disposition of Lions Gate Shares pursuant to the Offer. This summary is based upon the U.S. Internal Revenue Code of 1986, as amended (the “Code”), temporary and final U.S. Department of the Treasury regulations promulgated thereunder, judicial decisions and administrative rulings and practice, all as in effect as of the date hereof, all of which are subject to change (possibly with retroactive effect). This discussion does not address aspects of U.S. federal taxation other than income taxation, nor does it address all aspects of U.S. federal income taxation, including aspects of U.S. federal income taxation that may be applicable to particular Shareholders, such as Shareholders who are dealers in securities, insurance companies, tax exempt organizations, financial institutions, regulated investment companies, entities treated as partnerships for U.S. federal income tax purposes, Shareholders who hold their Lions Gate Shares as part of a straddle, hedge, conversion, synthetic security or constructive sale transaction for U.S. federal income tax purposes, non-U.S. persons, Shareholders who have a functional currency other than the U.S. dollar, Shareholders who elect to receive their cash consideration under the Offer in Canadian dollars, or Shareholders who acquired their Lions Gate Shares in a compensation transaction. This summary is limited to persons that hold their Lions Gate Shares as a “capital asset” within the meaning of Section 1221 of the Code. This discussion also does not address the U.S. federal income tax consequences to Shareholders who own directly, indirectly and/or by attribution 10% or more of the Lions Gate Shares. In addition, this discussion does not address any U.S. state, U.S. local or non-U.S. tax consequences.

According to public filings in 2000 and 2003 through 2006, Lions Gate believed that it was not, and would not become, a PFIC for U.S. federal income tax purposes, and, relying solely on these filings, this summary assumes that Lions Gate was not a PFIC for its taxable year ending in 2001 or any subsequent year. This summary further assumes that all U.S. Holders disposing of Lions Gate Shares pursuant to the Offer have a holding period in such shares, or any rights to acquire such shares, that commenced in 2001 or a subsequent year. U.S. Holders should discuss with their tax advisors the potentially significant and adverse tax consequences that could apply if Lions Gate was a PFIC for any year. In addition, this summary is based on the assumption that the Rights have been cease-traded, found to be illegal or unenforceable or redeemed by the board of directors of the Company, or otherwise eliminated in connection with the Offer such that if Rights are disposed of by a beneficial owner of Lions Gate Shares pursuant to this Offer, there will be no value to the Rights and no amount of the consideration paid by the Offeror will be allocated to the Rights.

It is recommended that U.S. Holders of Lions Gate Shares consult their tax advisors with respect to the application of U.S. federal tax laws to their particular situation, as well as any applicable state, local and foreign tax consequences of the Offer.

As used herein, the term “U.S. Holder” means a beneficial owner of Lions Gate Shares that, for U.S. federal income tax purposes, is:

(a)	an individual who is a citizen or resident of the United States;

(b)	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or a political subdivision thereof;

(c)	an estate the income of which is subject to federal income taxation regardless of source; or

(d)

a trust if (i) the administration of the trust is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of Lions Gate Shares, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partners in a partnership should consult their tax advisors as to the particular tax considerations applicable to them.

Sale of Lions Gate Shares Pursuant to the Offer

A U.S. Holder who disposes of Lions Gate Shares pursuant to the Offer will recognize gain or loss for U.S. federal income tax purposes equal to the difference between the amount received and the holder’s adjusted tax basis in the Lions Gate Shares. Certain non-corporate U.S. Holders (including individuals) are generally eligible for preferential rates of U.S. federal income taxation in respect of long-term capital gain (i.e., capital gain on shares that are held for more than one year). The deductibility of capital losses is limited under the Code. Any gain or loss recognized by a U.S. Holder generally should be treated as U.S. source income or loss for U.S. foreign tax credit purposes.

The tax consequences to a U.S. Holder disposing of its Lions Gate Shares to the Offeror pursuant to such Holder’s statutory rights of compelled acquisition (as described in Section 20 of the Circular, “Compelled Acquisition”) will generally be as described above.

Information Reporting and Backup Withholding

Information returns may be required to be filed with the Internal Revenue Service relating to payments made to particular U.S. Holders. In addition, U.S. Holders may be subject to a backup withholding tax on such payments if they do not provide their taxpayer identification numbers in the manner required, or otherwise fail to comply with applicable backup withholding tax rules. Any amounts withheld under the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

17. Depositary, U.S. Forwarding Agent and Information Agent

Computershare Investor Services Inc. is acting as Depositary and Computershare Trust Company, N.A. is acting as U.S. Forwarding Agent under the Offer. In such capacity, the Depositary and the U.S. Forwarding Agent will receive deposits of certificates representing Lions Gate Shares and accompanying Letters of Transmittal at the offices specified in the Letter of Transmittal. The Depositary will also receive Notices of Guaranteed Delivery at its office in Toronto, Ontario, Canada specified in the Notice of Guaranteed Delivery. The Depositary will also be responsible for giving notices, if required, and for making payment for all Lions Gate Shares purchased by the Offeror under the Offer. The Depositary and the U.S. Forwarding Agent will receive reasonable and customary compensation from the Offeror for their services relating to the Offer and will be reimbursed for certain out-of-pocket expenses. The Offeror has also agreed to indemnify the Depositary and U.S. Forwarding Agent for certain liabilities, including liabilities under securities laws, and expenses of the Offer.

The Offeror has engaged D.F. King & Co., Inc. as Information Agent to provide a resource for information for Shareholders. The Information Agent will receive reasonable and customary compensation from the Offeror for services in connection with the Offer and will be reimbursed for certain out-of-pocket expenses.

The Offeror will not pay any fees or commissions to any broker, dealer or other person for soliciting deposits of Lions Gate Shares pursuant to the Offer. No fee or commission will be payable by Shareholders who deposit their Lions Gate Shares directly to the Depositary or the U.S. Forwarding Agent.

Shareholders should contact the Depositary, the U.S. Forwarding Agent, the Information Agent or a broker or dealer for assistance in accepting the Offer and in depositing Lions Gate Shares with the Depositary or the U.S. Forwarding Agent.

18. Legal Matters

Legal matters on behalf of the Icahn Group will be passed upon by, and the opinions contained under “Material Canadian Federal Income Tax Considerations” and “Material U.S. Federal Income Tax Considerations” have been provided by, Osler, Hoskin & Harcourt LLP, Canadian and U.S. counsel to the Icahn Group.

19. Expenses of the Offer

The Offeror estimates that if it acquires UP TO ALL of the outstanding Lions Gate Shares, the amount required to be paid by the Offeror for related fees and expenses, including legal, financial advising, accounting, filing and printing costs, and the cost of preparing and mailing the Offer, will be approximately U.S.$300,000.

20. Compelled Acquisition

If Shareholders holding not less than 90% of the issued and outstanding Lions Gate Shares, other than Lions Gate Shares held on the date of the Offer by the Offeror, or by a nominee for the Offeror or an “affiliate” (as defined in the BCBCA) of the Offeror, have accepted the Offer, any Shareholder who has not accepted the Offer (an “Offeree”) will be entitled, in certain circumstances and in accordance with the BCBCA, to compel the Offeror to acquire such Offeree’s Lions Gate Shares.

If the Offeror has not sent notice to the Offerees that the Offeror intends to acquire the Offeree’s Lions Gate Shares (the “Offeror’s Notice”), within one month after the acceptance by the Offeror of at least 90% of the issued and outstanding Lions Gate Shares, the Offeror must send a written notice to each Offeree who did not accept the Offer stating that the Offeree, within three months after receiving such written notice, may require the Offeror to acquire the Lions Gate Shares of that Offeree that were subject to the Offer. If an Offeree requires the Offeror to acquire the Offeree’s Lions Gate Shares in accordance with these provisions, the Offeror must acquire those Lions Gate Shares for the same consideration and on the same terms contained in the Offer.

The foregoing is a summary only of the statutory right of compelled acquisition which may become available to Offerees and is qualified in its entirety by the provisions of Subsections 300(9) and 300(10) of the BCBCA. Subsections 300(9) and 300(10) of the BCBCA are complex and may require strict adherence to notice and timing provisions, failing which such rights may be lost or altered. Shareholders are urged to consult with their legal advisors about the application of these provisions of the BCBCA to their particular circumstances.

21. Offerees’ Statutory Rights

Securities legislation in certain of the provinces of Canada provides securityholders of the Company with, in addition to any other rights they may have at law, one or more rights of rescission, price revision or to damages, if there is a misrepresentation in a circular or notice that is required to be delivered to such securityholders. However, such rights must be exercised within prescribed time limits. Shareholders should refer to the applicable provisions of the securities legislation of their province for the particulars of those rights or consult with a lawyer.

22. Approvals

The contents of the Offer to Purchase and this Circular have been approved and the sending thereof to the Shareholders has been authorized by (a) IPH GP LLC, which is the general partner of Icahn Capital LP, which is (i) the general partner of Icahn Onshore LP, which is the general partner of Icahn Partners LP and (ii) the general partner of Icahn Offshore LP, which is the general partner of each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, (b) the board of directors of Barberry Corp. (the sole member of Hopper Investments LLC, which is the general partner of High River Limited Partnership), (c) the managers of Icahn Fund S.à r.l., (d) the management board of Daazi Holding B.V. and (e) the shareholders of 7508921 Canada Inc. pursuant to the provisions of a unanimous shareholders agreement.

CONSENT

TO:

Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l. and Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, as the sole trustee of the LGE Trust

We hereby consent to the reference to our opinion contained under “Material Canadian Federal Income Tax Considerations” and “Material U.S. Federal Income Tax Considerations” in the Circular accompanying the Offer dated July 20, 2010 made by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, to the holders of Lions Gate Shares.

(Signed) OSLER, HOSKIN & HARCOURT LLP

Toronto, Ontario and New York, New York
July 20, 2010

F-1

APPROVAL AND CERTIFICATE

DATED: July 20, 2010

The contents of the Offer to Purchase and Circular have been approved, and the sending thereof by and on behalf of Icahn Partners LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Onshore LP, which is the general partner of Icahn Partners LP).

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners LP	(Signed) Irene March Chief Financial Officer Icahn Partners LP

Icahn Partners LP, by its general partner Icahn Onshore LP, by its general partner Icahn Capital LP, by its general partner IPH GP LLC (Signed) Carl C. Icahn Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: July 20, 2010

The contents of the Offer to Purchase and Circular have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund LP).

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund LP

Icahn Partners Master Fund LP, by its general partner Icahn Offshore LP, by its general partner Icahn Capital LP, by its general partner IPH GP LLC (Signed) Carl C. Icahn Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: July 20, 2010

The contents of the Offer to Purchase and Circular have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund II LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund II LP).

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund II LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund II LP

Icahn Partners Master Fund II LP, by its general partner Icahn Offshore LP, by its general partner Icahn Capital LP, by its general partner IPH GP LLC (Signed) Carl C. Icahn Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: July 20, 2010

The contents of the Offer to Purchase and Circular have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund III LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund III LP).

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund III LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund III LP

Icahn Partners Master Fund III LP, by its general partner Icahn Offshore LP, by its general partner Icahn Capital LP, by its general partner IPH GP LLC (Signed) Carl C. Icahn Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: July 20, 2010

The contents of the Offer to Purchase and Circular have been approved, and the sending thereof by and on behalf of High River Limited Partnership to Shareholders has been authorized, by the sole director of Barberry Corp. (the sole member of Hopper Investments LLC, which is the general partner of High River Limited Partnership).

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Director and President Barberry Corp.	(Signed) Keith Cozza Secretary and Treasurer Barberry Corp.

(Signed) Vincent J. Intrieri Vice President Barberry Corp.

APPROVAL AND CERTIFICATE

DATED: July 20, 2010

The contents of the Offer to Purchase and Circular have been approved, and the sending thereof by and on behalf of Icahn Fund S.à r.l. to Shareholders has been authorized, by the managers of Icahn Fund S.à r.l.

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer Icahn Fund S.à r.l.	(Signed) Irene March Chief Financial Officer Icahn Fund S.à r.l.

(Signed) Keith Meister Manager Icahn Fund S.à r.l.	(Signed) Vincent Intrieri Manager Icahn Fund S.à r.l.

APPROVAL AND CERTIFICATE

DATED: July 20, 2010

The contents of the Offer to Purchase and Circular have been approved, and the sending thereof by and on behalf of Daazi Holding B.V. to Shareholders has been authorized, by the management board of Daazi Holding B.V.

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer Daazi Holding B.V.	(Signed) Irene March Chief Financial Officer Daazi Holding B.V.

(Signed) Keith Meister Managing Director Daazi Holding B.V.	(Signed) Vincent Intrieri Managing Director Daazi Holding B.V.

APPROVAL AND CERTIFICATE

DATED: July 20, 2010

The contents of the Offer to Purchase and Circular have been approved, and the sending thereof by and on behalf of 7508921 Canada Inc. to Shareholders has been authorized, by the shareholders of 7508921 Canada Inc. pursuant to the provisions of a unanimous shareholders agreement.

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer 7508921 Canada Inc.	(Signed) Irene March Chief Financial Officer 7508921 Canada Inc.

(Signed) David Hanick Director 7508921 Canada Inc.

CERTIFICATE

DATED: July 20, 2010

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn

CERTIFICATE

DATED: July 20, 2010

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Ronald G. Atkey in his capacity as the sole trustee of the LGE Trust

SCHEDULE I

EXECUTIVE OFFICERS AND DIRECTORS AND TRUSTEES

OF

ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS

MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED

PARTNERSHIP, ICAHN ONSHORE LP, ICAHN OFFSHORE LP, ICAHN CAPITAL LP, IPH

GP LLC, ICAHN ENTERPRISES HOLDINGS L.P., ICAHN ENTERPRISES G.P. INC.,

BECKTON CORP., HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN FUND S.À

R.L., DAAZI HOLDING B.V., 7508921 CANADA INC. AND THE LGE TRUST

The names and positions of the executive officers and directors of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., Hopper Investments LLC, Barberry Corp., Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and of the Trustee of the LGE Trust are set forth below.

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Carl C. Icahn – Chief Executive Officer

Irene March – Chief Financial Officer

Keith A. Meister – Managing Director

Vincent J. Intrieri – Managing Director

High River Limited Partnership

None

Icahn Enterprises Holdings L.P.

None

Icahn Enterprises G.P. Inc.

Carl C. Icahn – Director

William A. Leidesdorf – Director

Jack G. Wasserman – Director

James L. Nelson – Director

Keith A. Meister – Director and Principal Executive Officer

Vincent J. Intrieri – Director

Dominick Ragone – Chief Financial Officer

Felicia P. Buebel – Assistant Secretary

Beckton Corp.

Carl C. Icahn – Director & President

Keith Cozza – Secretary & Treasurer

Hopper Investments LLC

None

Barberry Corp.

Carl C. Icahn – Director & President

Keith Cozza – Secretary & Treasurer

Vincent J. Intrieri – Vice President

Icahn Fund S.à r.l.

Keith Meister – Manager

Vincent Intrieri – Manager

Claude Crauser – Manager

Sinan Sar – Manager

Keith Cozza – Chief Executive Officer

Irene March – Chief Financial Officer

Daazi Holding B.V.

Keith Meister – Managing Director

Vincent Intrieri – Managing Director

Igmar Cornelius Arie den Heijer – Managing Director

Robert R. Stroeve – Managing Director

Keith Cozza – Chief Executive Officer

Irene March – Chief Financial Officer

7508921 Canada Inc.

David Hanick – Director

Keith Cozza – Chief Executive Officer

Irene March – Chief Financial Officer

LGE Trust

Ronald G. Atkey – Trustee

The following sets forth with respect to each executive officer and director listed above such Person’s (a) name, (b) present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment or occupation is conducted and (c) material occupations, positions, offices or employments during at least the last five years, giving the starting and ending dates of each and the name, principal business and address of any corporation or other organization in which such occupation, position, office or employment was carried on. Each such executive officer and director (other than Ronald G. Atkey and David Hanick) is a citizen of the United States and his or her principal business address is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York, 10153, where the business phone number is (212) 702-4300.

Carl C. Icahn. Mr. Carl C. Icahn has served as chairman of the board and a director of Starfire Holding Corporation (“Starfire”), a privately-held holding company, and chairman of the board and a director of various subsidiaries of Starfire, since 1984. Since August 2007, through his position as Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises L.P. (“IEP”), and certain related entities, Mr. Icahn’s principal occupation is managing private investment funds, including Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. Prior to August 2007, Mr. Icahn conducted this occupation through his entities CCI Onshore Corp. and CCI Offshore Corp., since September 2004. Since November 1990, Mr. Icahn has been chairman of the board of Icahn Enterprises G.P. Inc., the general partner of IEP. IEP is a diversified holding company engaged in a variety of businesses, including investment management, automotive, metals, real estate, home fashion, railcar and food/packaging. Mr. Icahn has served as chairman of the board and as a director of American Railcar Industries, Inc. (“ARI”), a company that is primarily engaged in the business of manufacturing covered hopper and tank railcars, since 1994. Mr. Icahn has served as non-executive chairman of the board of directors of Federal-Mogul Corporation, a leading global supplier of parts, components, modules and systems to customers in the automotive, small engine, heavy-duty, marine, railroad, aerospace and industrial markets, since January 2008 and as a director since December 2007. From September 2000 to February 2007, Mr. Icahn served as the chairman of the board of GB Holdings, Inc., which owned an interest in Atlantic Coast Holdings, Inc., the owner and operator of The Sands casino in Atlantic City until November 2006. From September 2006 to November 2008, Mr. Icahn was a director of ImClone Systems Incorporated (“ImClone”), a biopharmaceutical company, and from October 2006 to November 2008, he was the chairman of the board of ImClone. Mr. Icahn has been chairman of the board and a director of XO Holdings, Inc., a telecommunications services provider, since February 2006 and of its predecessor from January 2003 to February 2006. Mr. Icahn has served as a Director of Cadus Corporation, a company engaged in the ownership and licensing of yeast-based drug discovery technologies since July 1993. Mr. Icahn was a director of Blockbuster Inc., a provider of in-home movie rental and game entertainment, from May 2005 to January 2010. In October 2005, Mr. Icahn became a director of WestPoint International, Inc., a manufacturer of bed and bath home fashion products. Mr. Icahn was a director of WCI Communities, Inc. (“WCI”), a homebuilding company, from August 2007 to September 2009 and served as chairman of the board of WCI from September 2007 to September 2009. Mr. Icahn was a director of Motricity, Inc., a company that provides mobile content services and solutions, from April 2008 to January 2010. Mr. Icahn was a director of Yahoo! Inc., a company that provides Internet services to users, advertisers, publishers and developers worldwide, from August 2008 to October 2009. Mr. Icahn received his B.A. from Princeton University.

Keith A. Meister. Since March 2006, Keith Meister has served as principal executive officer and vice chairman of the board of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, including investment management, automotive, metals, real estate, home fashion, railcar and food/packaging. Since November 2004, Mr. Meister has been a managing director of Icahn Capital LP, the entity through which Carl C. Icahn manages third party private investment funds. Since June 2002, Mr. Meister has served as senior investment analyst of High River Limited Partnership, an entity primarily engaged in the business of holding and investing in securities. Mr. Meister also serves on the boards of directors of the following companies: Federal-Mogul Corporation, a leading global supplier of parts, components, modules and systems to customers in the automotive, small engine, heavy-duty, marine, railroad, aerospace and industrial markets; XO Holdings, Inc., a telecommunications company; and Motorola, Inc., a mobile communications company. With respect to each company mentioned above, Carl C. Icahn, directly or indirectly, either (i) controls such company or (ii) has an interest in such company through the ownership of securities. Mr. Meister received an A.B. in government, cum laude, from Harvard College in 1995.

Vincent J. Intrieri. Since July 2006, Mr. Intrieri has been a director of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, including investment management, automotive, metals, real estate, home fashion, railcar and food/packaging. Since November 2004, Mr. Intrieri has been a senior managing director of Icahn Capital LP, the entity through which Carl C. Icahn manages third party private investment funds. Since January 1, 2005, Mr. Intrieri has been senior managing director of Icahn Associates Corp. and High River Limited Partnership, entities primarily engaged in the business of holding and investing in securities. Since April 2005, Mr. Intrieri has been the president and chief executive officer of Philip Services Corporation, a metal recycling and industrial services company. Since August 2005, Mr. Intrieri has served as a director of ARI, a company that is primarily engaged in the business of manufacturing covered hopper and tank railcars. From March 2005 to December 2005, Mr. Intrieri was a senior vice president, the treasurer and the secretary of ARI. Since April 2003, Mr. Intrieri has been chairman of the board of directors and a director of Viskase Companies, Inc., a producer of cellulosic and plastic casings used in preparing and packaging processed meat products. Mr. Intrieri also serves on the boards of directors of the following companies: Federal-Mogul Corporation, a leading global supplier of parts, components, modules and systems to customers in the automotive, small engine, heavy-duty, marine, railroad, aerospace and industrial markets; National Energy Group, Inc. (“NEGI”), a company engaged in the business of managing the exploration, production and operations of natural gas and oil properties; XO Holdings, Inc., a telecommunications company; and WestPoint International, Inc., a manufacturer of bed and bath home fashion products. With respect to each company mentioned above, Carl C. Icahn, directly or indirectly, either (i) controls such company or (ii) has an interest in such company through the ownership of securities. Mr. Intrieri is a certified public accountant. Mr. Intrieri received a B.S. in Accounting from The Pennsylvania State University.

William A. Leidesdorf. William A. Leidesdorf has served as a director of Icahn Enterprises G.P. Inc. since March 1991. Since December 2003, Mr. Leidesdorf has served as a director of American Entertainment Properties Corp. (“AEP”). From May 2005 until November 15, 2007, Mr. Leidesdorf served as a director of Atlantic Coast Entertainment Holdings, Inc. Mr. Leidesdorf was a director of Renco Steel Group, Inc. and was a director of its subsidiary, WCI Steel, Inc., a steel producer which filed for Chapter 11 bankruptcy protection in September 2003. Since October 2008, Mr. Leidesdorf is the owner and managing director of Renaissance Hamptons Mayfair, LLC, a company primarily engaged in acquiring multifamily residential properties, many of which were subject to various federal and state regulatory requirements. Previously, from June 1997 through October 2008, Mr. Leidesdorf was an owner and a managing director of Renaissance Housing, LLC. From April 1995 through December 1997, Mr. Leidesdorf acted as an independent real estate investment banker.

James L. Nelson. James L. Nelson has served as a director of Icahn Enterprises G.P. Inc. since June 2001. Since December 2003, Mr. Nelson has served as a director of AEP. From May 2005 until November 15, 2007, Mr. Nelson served as a director of Atlantic Coast Entertainment Holdings, Inc. From 1986 until 2009, Mr. Nelson was Chairman and Chief Executive Officer of Eaglescliff Corporation, a specialty investment banking, consulting and wealth management company. From March 1998 through 2003, Mr. Nelson was Chairman and Chief Executive Officer of Orbit Aviation, Inc., a company engaged in the acquisition and completion of Boeing Business Jets for private and corporate clients. From August 1995 until July 1999, Mr. Nelson was Chief Executive Officer and Co-Chairman of Orbitex Management, Inc., a financial services company in the mutual fund sector. From August 1995 until March 2001, he was on the Board of Orbitex Financial Services Group. Mr. Nelson currently serves as a director and Chairman of the audit committee of Viskase Companies, Inc. From January 2008 through June 2008, Mr.

Nelson served as a director of Shuffle Master, Inc. From March 2008 until February 2010, Mr. Nelson was a director and served on the audit committee of Pacific Energy Resources Ltd., an energy producer. Since April 2008, Mr. Nelson has served as a director and currently serves as Chairman of the audit committee of the board of directors of Cequel Communications, an owner and operator of a large cable television system.

Jack G. Wasserman. Jack G. Wasserman has served as a director of Icahn Enterprises G.P. Inc. since December 1993. Since December 2003, Mr. Wasserman has served as a director of AEP. From May 2005 until November 15, 2007, Mr. Wasserman has served as a director of Atlantic Coast Entertainment Holdings, Inc. Mr. Wasserman is an attorney and a member of the Bars of New York, Florida and the District of Columbia. From 1966 until 2001, he was a senior partner of Wasserman, Schneider, Babb & Reed, a New York-based law firm, and its predecessors. Since September 2001, Mr. Wasserman has been engaged in the practice of law as a sole practitioner. Since December 1998, Mr. Wasserman has been a director of NEGI. Mr. Wasserman is also a director of Cadus Corporation, a biotechnology company controlled by Mr. Icahn. Since March 2004, Mr. Wasserman has been a director of Wendy’s/Arby’s Group, Inc., formerly Triarc Companies, Inc., an owner and franchisor of the Wendy’s and Arby’s restaurant systems. Mr. Wasserman serves as Chairman of the ERISA committee and as a member of the audit and compensation committees of Wendy’s/Arby’s Group, Inc. He is a current and past director of numerous not-for-profit organizations.

Dominick Ragone. Dominick Ragone has served as Chief Financial Officer of Icahn Enterprises G.P. Inc. since July 28, 2008. Prior to his appointment as Chief Financial Officer, from May 2007 to June 2008, Mr. Ragone was the Assistant Controller for Bear Stearns. Mr. Ragone also held positions as a Managing Director for Morgan Stanley from 2004 to 2007 and as a Partner for PricewaterhouseCoopers LLP from 1988 to 2004. During his tenure at PricewaterhouseCoopers LLP, Mr. Ragone served as a Professional Accounting Fellow with the SEC’s Office of the Chief Accountant from 1999 to 2001.

Felicia P. Buebel. Felicia P. Buebel has been an assistant general counsel with Icahn Enterprises G.P. Inc. since 2002 and assistant secretary since August 11, 2006. She attended the University of Connecticut and Benjamin N. Cardozo School of Law.

Irene March. Ms. March has over twenty years of accounting and finance experience in the asset management industry. Ms. March has been with Icahn Associates Corp. since December 2003 and is responsible for financial reporting, accounting, administration and investment operations for hedge funds affiliated with Mr. Icahn. Prior to joining Icahn Associates Corp., Ms. March held senior finance and accounting positions with Summit Asset Management Co. and Rho Asset Management Co., both private investment companies with concentrations in venture capital and private equity. Ms. March also had previous experience as controller for the investment firm, Henry Kaufman & Co. Ms. March is a C.P.A. and received her B.A. in 1974 from Dickinson College and an M.B.A. in 1980 from Rutgers University.

Keith Cozza. Mr. Cozza joined Icahn Associates Corp. in October 2004. Mr. Cozza oversees the organization’s accounting and finance operations. His responsibilities include maintaining real-time investment transaction processing, reconciliation and reporting, cash management and financial statement preparation. Prior to joining Icahn Associates Corp., Mr. Cozza worked at Grant Thornton LLP, a public accounting firm where his responsibilities included auditing various Icahn controlled entities. Mr. Cozza received his B.S. in Accounting from the University of Dayton in 2000.

Claude Crauser. Mr. Crauser has served as a manager of Icahn Fund S.à r.l. since February 2010. From October 2005 through June 2006, he served as a consultant with Accenture SA. From June 2006 to December 2006 he served as a member of the Group Controlling Desk at Arcelor SA. From January 2007 through November 2008, Mr. Crauser was a Deputy Team Leader at Fortis Intertrust (Luxembourg) S.A. Since December 2008, he has been a Manager at United International Management S.A. Mr. Crauser received his Certificate in Economic Sciences and Administration, First Year, from the

University of Luxembourg in 2001, his Master in Economic Sciences and Management from the Faculté d’Economie Appliquée d’Aix-en-Provence in 2004 and his Master of Science in Management from the Cass Business School, London in 2005.

Sinan Sar. Mr. Sar has served as a manager of Icahn Fund S.à r.l. since February 2010. From April 2005 until November 2008 he was an Account Manager and Deputy Team Leader at Fortis Intertrust Luxembourg S.A. Since December 2008, he has been a Manager at United International Management S.A. Mr. Sar received his Ba/BSc in Economics and Investments from the London Guildhall University (Metropolitan) in 2003 and his MSc in International Markets, Investment, Banking from I.S.M.A. Centre University of Reading in 2004.

Igmar Cornelius Arie den Heijer. Mr. den Heijer has served as a managing director of Daazi Holding B.V. since February 2010. Between 2000 and June 2008, he was a Senior Financial Account Manager at Fortis Intertrust. Since January 2008, Mr. den Heijer has been Managing Partner – Executive Director of United International Management B.V., a fully independent financial services group. Mr. den Heijer received his B.A. in Business Administration at the HEAO in The Hague and an advanced degree in financial management in 2003.

Robert R. Stroeve. Mr. Stroeve has served as a managing director of Daazi Holding B.V. since February 2010. From 2001 to January 2008, Mr. Stroeve served in various roles at Fortis Bank, including Chief Business Development Officer of Fortis Intertrust Group Holding. Since January 2008, he has served as Chief Executive Officer of The United Group, a fully independent financial services group. Mr. Stroeve received his degree in Dutch Civil Law and International Law from Vrije Universiteit, Amsterdam, in 1986 and completed post-doctorate training in International Affairs at Clingendael, The Hague, in 1987.

David Hanick. Mr. Hanick has been a partner in the Corporate Practice Group at the law firm of Osler, Hoskin & Harcourt LLP (“Osler”) since March 2009. He joined Osler in May 2005, and his practice includes representation of both international and Canadian domestic public and private companies, including those in the media, mining, manufacturing and telecommunications sectors. Mr. Hanick received a joint LL.B./M.B.A. in 2000 from Osgoode Hall Law School and the Schulich School of Business, and a B.A., with Distinction, from the University of Western Ontario in 1996. Mr. Hanick is a Canadian citizen and his principal business address is 100 King Street West, 1 First Canadian Place, Suite 6100, P.O. Box 50, Toronto, Ontario, M5X 1B8, where the business phone number is (416) 362-2111.

Ronald G. Atkey. Ronald G. Atkey. Mr. Atkey has served as the sole trustee of the LGE Trust since its formation. After graduating from law school at the University of Western Ontario and Yale University, Mr. Atkey taught constitutional and administrative law at three Canadian law schools. Mr. Atkey has served in a number of senior capacities in the Canadian public sector. He was the first Chair of the Security Intelligence Review Committee, served as an elected Member of the Parliament of Canada for two terms, and was appointed as federal Minister of Immigration in 1979-80. Mr. Atkey practiced corporate and regulatory law for thirty years with Osler in Toronto, during which time he represented clients in the cultural sector, including the film industry. Mr. Atkey currently teaches National Security Law at Osgoode Hall Law School (York University) in Toronto, Canada and at Western Law (UWO) in London, Ontario. He is also currently a director of the Canadian subsidiaries of Time Warner Inc. and Entertainment One Ltd. Mr. Atkey also serves as Ontario Vice–President of the International Commission of Jurists (Canadian Section) and as Director of the Toronto Symphony Orchestra Foundation. Mr. Atkey is a Canadian citizen and his principal business address is 333 Adelaide Street, Suite 1019, Toronto, Ontario, M5A 4T4, where the business phone number is (416) 368-4827.

SCHEDULE II

SECOND POISON PILL

The summary below is taken directly from the registration statement on Form 8-A (the “Registration Statement”) filed by Lions Gate Entertainment Corp. (the “Company”) on July 2, 2010. Except as otherwise defined herein, defined terms used below have the meanings ascribed thereto in the Shareholder Rights Plan (the “Shareholder Rights Plan”) dated as of July 1, 2010 between the Company and CIBC Mellon Trust Company, as the Rights Agent. The summary does not purport to be complete and should be read together with, and is qualified in its entirety by, the provisions of the Shareholder Rights Plan.

Issue of Rights. Under the Rights Plan, which became effective on July 1, 2010, one Right will be issued to shareholders of record on July 12, 2010 and will be attached to each outstanding Share. One Right will also be issued and attached to each Share issued thereafter, subject to the limitations set forth in the Rights Plan.

Acquiring Person. An “Acquiring Person” is a person that Beneficially Owns 38% or more of the outstanding Voting Shares. However, an Acquiring Person does not include the Company or any subsidiary of the Company, or any person that would otherwise become an Acquiring Person as a result of certain exempt transactions. These exempt transactions include, among others: (a) specified acquisitions of securities of the Company, (b) acquisitions pursuant to a Permitted Bid or Competing Permitted Bid (as described below), (c) specified distributions of securities of the Company, (d) certain other specified exempt acquisitions, and (e) transactions to which the application of the Rights Plan has been waived by the Board.

Rights Exercise Privilege. The Rights will separate from the Shares to which they are attached and will become exercisable at the later of (a) the close of business on the tenth Business Day after the earliest of: (i) the first date of public announcement that an Acquiring Person has become an Acquiring Person; (ii) the date of commencement of, or first public announcement of the intent of any person to commence, a take-over bid, other than a Permitted Bid or a Competing Permitted Bid, (iii) the date upon which a Permitted Bid or a Competing Permitted Bid ceases to be such, or (b) in the event that any of the circumstances in (a) occurred more than ten Business Days prior to the issuance of the Rights, the close of business on July 12, 2010, or in each case such later date as the Board of Directors may determine (the “Separation Time”). Subject to adjustment as provided in the Rights Plan, following the Separation Time, each Right will entitle the holder to purchase one Share for an exercise price (the “Exercise Price”) equal to four times the prevailing market price of a Share as at the Separation Time.

A transaction in which a person becomes an Acquiring Person is referred to as a “Flip-in Event.” Any Rights Beneficially Owned by an Acquiring Person (or any transferee of such Rights) on or after the earlier of the Separation Time or the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such, will become void upon the occurrence of a Flip-in Event. After the close of business on the tenth business day after the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such, the Rights (other than those Beneficially Owned by the Acquiring Person or any transferee of such Rights) will entitle the holder to purchase, for the Exercise Price, that number of Shares having an aggregate market price (based on the prevailing market price at the time of the consummation or occurrence of the Flip-in Event) equal to twice the Exercise Price, subject to adjustment in certain circumstances.

Impact Once Rights Plan is Triggered. Upon the occurrence of a Flip-in Event and the Rights separating from the attached Shares, reported earnings per Share on a fully diluted or non-diluted basis may be affected. Holders of Rights who do not exercise their Rights upon the occurrence of a Flip-in Event may suffer substantial dilution.

By permitting holders of Rights other than Rights Beneficially Owned by an Acquiring Person (or any transferee of such Rights) to acquire Shares of the Company at a discount to market value, the Rights may cause substantial dilution to a person or group that becomes an Acquiring Person other than by way of a Permitted Bid or a Competing Permitted Bid or other than in circumstances where the Rights are redeemed or the Board waives the application of the Rights Plan.

Certificates and Transferability. Prior to the Separation Time, certificates for Shares will also evidence one Right for each Share represented by the certificate. Certificates evidencing Shares issued after July 12, 2010 will bear a legend to this effect. Rights are also attached to Shares outstanding on July 12, 2010, although share certificates already outstanding on that date will not bear such a legend.

Prior to the Separation Time, the Rights will not be transferable separately from the attached Shares. From and after the Separation Time, the Rights will be evidenced by Rights certificates which will be transferable and traded separately from the Shares.

Permitted Bids and Competing Permitted Bids. The Rights Plan is not triggered if an offer would, among other things, allow sufficient time for the shareholders to consider and react to the offer and would allow shareholders to decide to tender or not tender without the concern that they will be left with illiquid Voting Shares should they not tender.

A “Permitted Bid” is a take-over bid where the bid is made by way of a take-over bid circular to all holders of Voting Shares, other than the offeror, and the bid is subject to irrevocable and unqualified conditions that (a) no Voting Shares shall be taken up or paid for prior to a date which is not less than 60 days after the date of the bid and then only if more than 50% of the outstanding Voting Shares held by Independent Shareholders have been tendered to the bid and not withdrawn, (b) Voting Shares may be deposited pursuant to the bid (unless the bid is withdrawn) at any time prior to the close of business on the date Voting Shares are first taken up and paid for under the bid, (c) any Voting Shares deposited pursuant to the bid may be withdrawn until taken up and paid for, and (d) if the 50% condition set forth in (a) above is satisfied, that fact will be publicly announced and the bid will be extended for at least 10 Business Days following such announcement.

A “Competing Permitted Bid” is a take-over bid made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid and that satisfies all the criteria of a Permitted Bid except that since it is made after a Permitted Bid has been made, the minimum deposit period and the time period for the take-up of and payment for shares tendered under a Competing Permitted Bid is not 60 days, but is instead the later of (a) the last day on which a take-over bid must be open for acceptance after the date of such bid under applicable securities legislation, and (b) the earliest date for take-up and payment of shares under any other Permitted Bid or Competing Permitted Bid then in existence.

Neither a Permitted Bid nor a Competing Permitted Bid is required to be approved by the Board and such bids may be made directly to shareholders. Acquisitions of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid do not give rise to a Flip-in Event.

Waiver, Redemption and Amendment. With the prior consent of the holders of Voting Shares, the Board may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a take-over bid made by means of a take-over bid circular to all holders of record of Voting Shares (or otherwise as outlined in the paragraph below), waive the application of the Rights Plan to such Flip-in Event. In such event, the Board shall extend the Separation Time to a date at least 10 Business Days subsequent to the meeting of shareholders called to approve such waiver.

The Board may waive the application of the Rights Plan to a Flip-in Event, provided that the Board has determined that the Acquiring Person became an Acquiring Person by inadvertence without any intention to become or knowledge that it would become an Acquiring Person and such Acquiring Person has reduced its beneficial ownership of Voting Shares such that at the time of the waiver it is no longer an Acquiring Person. Similarly, the Board may waive the application of the Rights Plan to a Flip-in Event provided that the Acquiring Person has reduced or has contractually agreed to reduce its beneficial ownership of Shares such that it would no longer be an Acquiring Person. The Board may also, prior to the occurrence of a Flip-in Event, waive the application of the Rights Plan to a particular Flip-in Event which would occur as a result of a take-over bid made under a circular prepared in accordance with applicable securities laws to all holders of Voting Shares. In such event, the Board shall be deemed also to have waived the application of the Rights Plan to any other Flip-in Event occurring as a result of any other takeover bid made under a circular prepared in accordance with applicable securities laws to all holders of Voting Shares prior to the expiry of any take-over bid for which the Rights Plan has been waived or deemed to have been waived.

Until the occurrence of a Flip-in Event, the Board may, at any time prior to the Separation Time, with the approval of holders of the Voting Shares (or with the approval of holders of Rights if the Separation Time has occurred), elect to redeem all but not less than all of the then outstanding Rights at $0.001 per Right. In the event that, prior to the occurrence of a Flip-in Event, a person acquires Voting Shares pursuant to a Permitted Bid, a Competing Permitted Bid or pursuant to a transaction for which the Board has waived the application of the Rights Plan, then the Board shall, immediately upon the consummation of such acquisition, without further formality, be deemed to have elected to redeem the Rights at the redemption price.

The Information Agent is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers call:

(212) 269-5550

All Others Call Toll-free:

(800) 859-8511

The Depositary for the Offer is:

Computershare Investor Services Inc.

TORONTO
By Mail P.O. Box 7021 31 Adelaide Street East Toronto, ON M5C 3H2 Attention: Corporate Actions	By Registered Mail, Hand or by Courier 100 University Avenue 9th Floor Toronto, ON M5J 2Y1 Attention: Corporate Actions

VANCOUVER

By Registered Mail, Hand or by Courier 510 Burrard Street 2nd Floor Vancouver, BC V6C 3B9

Toll Free (North America): 1-800-564-6253

Overseas: 1-514-982-7555

E-Mail: corporateactions@computershare.com

Fax: 1-905-771-4082

The U.S. Forwarding Agent is:

Computershare Trust Company, N.A.

By Mail Attention: Corp Act CPU Canada P.O. Box 43011 Providence, RI 02940-3014	By Hand or by Courier Attention: Corp Act CPU Canada 250 Royall Street Canton, MA 02021

Toll Free (North America): 1-800-564-6253

Any questions and requests for assistance may be directed by Shareholders to the Depositary, the U.S. Forwarding Agent or the Information Agent at their respective telephone numbers and locations set out above.

EXHIBIT (a)(1)(ii)

The Instructions accompanying this Letter of Acceptance and Transmittal should be read carefully before this Letter of Acceptance and Transmittal is completed. The Depositary, the U.S. Forwarding Agent, the Information Agent or your broker or other financial advisor can assist you in completing this Letter of Acceptance and Transmittal (see back page of this document for addresses and telephone numbers).

LETTER OF ACCEPTANCE AND TRANSMITTAL

for Deposit of Common Shares of

LIONS GATE ENTERTAINMENT CORP.

Pursuant to the Offer dated July 20, 2010 made by ICAHN PARTNERS LP, ICAHN

PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN

PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN

FUND S.À R.L., DAAZI HOLDING B.V., 7508921 CANADA INC. AND RONALD G.

ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 8:00 P.M. (NEW YORK TIME) ON AUGUST 25,

2010 (THE “EXPIRY TIME”) UNLESS EXTENDED OR WITHDRAWN.

This Letter of Acceptance and Transmittal, properly completed and duly executed, together with all other required documents, must accompany share certificates for common shares (the “Lions Gate Shares”) of Lions Gate Entertainment Corp. (the “Company”) deposited pursuant to the offer (the “Offer”) dated July 20, 2010 made by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (collectively, the “Offeror”), to purchase UP TO ALL of the issued and outstanding Lions Gate Shares, including Lions Gate Shares that become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares (other than Lions Gate Shares that become outstanding on the exercise of rights issued pursuant to the Shareholder Rights Plan Agreement dated as of July 1, 2010 between Lions Gate and CIBC Mellon Trust Company, as rights agent).

The terms and conditions of the Offer are incorporated by reference in this Letter of Acceptance and Transmittal. Capitalized terms used but not defined in this Letter of Acceptance and Transmittal which are defined in the Offer to Purchase (the “Offer to Purchase”) and the accompanying take-over bid circular (the “Circular”) dated July 20, 2010 have the meanings ascribed to them in the Offer to Purchase and the Circular.

Holders of Lions Gate Shares who wish to deposit Lions Gate Shares but (i) whose certificates for such Lions Gate Shares are not immediately available, (ii) who cannot complete the procedure for book-entry transfer on a timely basis or (iii) who cannot deliver all other required documents to the Depositary or U.S. Forwarding Agent no later than the Expiry Time, must deposit their Lions Gate Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery”. See Instruction 2, “Procedure for Guaranteed Delivery”.

This Letter of Acceptance and Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Lions Gate Shares is to be made by book-entry transfer to an account maintained by the Depositary at DTC.

Shareholders may accept the Offer by following the procedures for book-entry transfer established by DTC, provided that a Book-Entry Confirmation, together with an Agent’s Message in respect thereof, or a properly completed and duly executed Letter of Acceptance and Transmittal together with any required signature guarantees, and any other required documents, are received by the Depositary at its office in Toronto, Ontario, Canada or the U.S. Forwarding Agent prior to the Expiry Time. The Depositary will establish an account with respect to the Lions Gate Shares at DTC for the purpose of the Offer within three business days after the date of the Offer. Any financial institution that is a participant in the system of DTC may make a book-entry delivery of Lions Gate Shares by causing DTC to transfer such Lions Gate Shares into the Depositary’s account at DTC in accordance with DTC’s procedures for such transfer. However, although delivery of Lions Gate Shares may be effected through book-entry transfer at DTC, either a Letter of Acceptance and Transmittal, properly completed and duly executed, together with any required signature guarantees, or an Agent’s Message in lieu of a Letter of Acceptance and Transmittal, and any other required documents, must, in any case, be received by the Depositary at its office in Toronto, Ontario, Canada or the U.S. Forwarding Agent no later than the Expiry Time, or the depositing Shareholder must comply with the guaranteed delivery procedure. Delivery of Lions Gate Shares to the Depositary by means of a book-entry transfer in accordance with the procedures for book-entry transfer established by DTC will constitute a valid tender under the Offer.

Shareholders may also accept the Offer by following the procedures for book-entry transfer established by CDS, provided that a Book-Entry Confirmation through CDSX is received by the Depositary at its office in Toronto, Ontario, Canada at or prior to the Expiry Time. The Depositary will establish an account with respect to the Lions Gate Shares for purposes of the Offer at CDS within three business days after the date of the Offer. Any financial institution that is a participant in CDS may cause CDS to make a book-entry transfer of a Shareholder’s Lions Gate Shares into the Depositary’s account in accordance with CDS procedures for such transfer. Shareholders, and their respective CDS participants, who utilize CDSX to accept the Offer through a book-based transfer of their holdings into the Depositary’s account at CDS shall be deemed to have completed and submitted a Letter of Acceptance and Transmittal and to be bound by the terms thereof and therefore any book-based transfer of Lions Gate Shares into the Depositary’s account at CDS in accordance with CDS procedures will be considered a valid tender in accordance with the terms of the Offer.

DELIVERY OF THIS LETTER OF ACCEPTANCE AND TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY OR U.S. FORWARDING AGENT, AS APPLICABLE. YOU MUST SIGN THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND, IF YOU ARE A U.S. SECURITYHOLDER, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

TO:	Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

AND TO:	Computershare Investor Services Inc. (the “Depositary”) or Computershare Trust Company, N.A. (the “U.S. Forwarding Agent”), at their offices set out herein

The undersigned delivers to you the enclosed certificate(s) for Lions Gate Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such Lions Gate Shares. The following are the details of the enclosed certificate(s):

LIONS GATE SHARES†

Certificate Number(s)	Name(s) in which Registered	Number of Lions Gate Shares Represented by Certificate	Number of Lions Gate Shares Deposited*

TOTAL:

(Please print or type. If space is insufficient, please attach a list to this Letter of Acceptance and Transmittal in the above form.)

†	Need not be completed if transfer is made by book-entry.
*	Unless otherwise indicated, all Lions Gate Shares evidenced by any certificate(s) submitted to the Depositary or U.S. Forwarding Agent will be deemed to have been deposited under the Offer. See Instruction 6, “Partial Deposits”.

The undersigned acknowledges receipt of the Offer to Purchase and Circular and represents and warrants that: (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Lions Gate Shares and any Other Securities (as defined below) being deposited pursuant to this Letter of Acceptance and Transmittal (collectively, the “Deposited Securities”); (ii) the undersigned or the Person on whose behalf the Deposited Securities are being deposited owns (including, without limitation, within the meaning of Rule 14e-4 under the Exchange Act) the Deposited Securities that are being deposited; (iii) the Deposited Securities have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Securities, to any other Person; (iv) the deposit of the Deposited Securities complies with applicable laws (including with Rule 14e-4 under the Exchange Act); and (v) when the Deposited Securities are taken up and paid for by the Offeror, the Offeror will acquire good title thereto free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others. The acceptance of the Offer pursuant to the procedures set forth herein shall constitute an agreement between the depositing holder of Deposited Securities and the Offeror in accordance with the terms and conditions of the Offer.

IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Acceptance and Transmittal, subject only to the provisions of the Offer to Purchase regarding withdrawal rights, the undersigned irrevocably accepts the Offer for and in respect of the Deposited Securities and (unless deposit is to be made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Book-entry Transfer”) delivers to you the enclosed Lions Gate Share certificate(s) representing the Deposited Securities and, on and subject to the terms and conditions of the Offer to Purchase, deposits, sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Securities, and in and to all rights and benefits arising from the Lions Gate Shares, including any and all Other Securities.

If, on or after the date of the Offer, the Company should declare or pay any dividend or declare, make or pay any other distribution or payment on or declare, allot, reserve or issue any securities, rights or other interests with respect to the Lions Gate Shares, that is payable or distributable to the holders of such Lions Gate Shares on a record date that precedes the date of transfer of such Lions Gate Shares into the name of the Offeror or its nominees or transferees on the share register maintained by or on behalf of the Company in respect of Lions Gate Shares accepted for purchase pursuant to the Offer, then without prejudice to the Offeror’s rights under Section 4 of the Offer to Purchase, “Conditions of the Offer”:

(a)	in the case of cash dividends, distributions or payments, the amount of the dividends, distributions or payments shall be received and held by the depositing Shareholders for the account of the Offeror until the Offeror pays for such Lions Gate Shares, and to the extent that such dividends, distributions or payments do not exceed the cash purchase price per Lions Gate Share payable by the Offeror pursuant to the Offer, the cash purchase price per Lions Gate Share pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment;

(b)	in the case of non-cash dividends, distributions, payments, rights or other interests, the whole of any such non-cash dividend, distribution, payment, right or other interest shall be received and held by the depositing Shareholders for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing Shareholders to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer; and

(c)	in the case of any cash dividends, distributions or payments in an amount that exceeds the cash purchase price per Lions Gate Share, the whole of any such cash dividend, distribution or payment shall be received and held by the depositing Shareholders for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing Shareholders to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as owner of any such dividend, distribution or payment and may withhold the entire purchase price payable by the Offeror pursuant to the Offer or deduct from the purchase price payable by the Offeror pursuant to the Offer the amount or value of the dividend, distribution or payment as determined by the Offeror in its sole discretion.

If the undersigned’s Lions Gate Share certificates are not immediately available, the undersigned cannot complete the procedures for book-entry transfer on a timely basis, or the undersigned cannot deliver its Lions Gate Share certificates and all other required documents to the Depositary or U.S. Forwarding Agent no later than the Expiry Time, the undersigned must deliver its Lions Gate Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery”.

The undersigned irrevocably appoints each officer of the Depositary and each officer of the Offeror and any other Person designated by the Offeror in writing as the true and lawful agents, attorneys and attorneys-in-fact and proxies of the undersigned with respect to the Lions Gate Shares registered in the name of the undersigned on the books of the Company and deposited pursuant to the Offer and purchased by the Offeror (the “Purchased Securities”), and with respect to any and all dividends, distributions, payments, securities, rights, warrants, assets or other interests (collectively, “Other Securities”), which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Purchased Securities on or after the date of the Offer, except as otherwise indicated in Section 10 of the Offer to Purchase, “Changes in Capitalization; Dividends and Distributions; Liens”.

The power of attorney will be granted upon execution of this Letter of Acceptance and Transmittal and shall be effective on and after the date that the Offeror takes up and pays for Purchased Securities (the “Effective Date”), with full power of substitution and resubstitution in the name of and on behalf of the undersigned (such power of attorney, coupled with an interest, being irrevocable) to: (i) transfer ownership of the Purchased Securities on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Offeror; (ii) register or record the transfer of Purchased Securities and Other Securities on the registers of the Company; (iii) execute and deliver, as and when requested by the Offeror, any instruments of proxy, authorization or consent in form and on terms satisfactory to the Offeror in respect of such Purchased Securities and Other Securities, revoke any such instrument, authorization or consent or designate in such instrument, authorization or consent any Person or Persons as the proxy of such holder in respect of the Purchased Securities for all purposes including, without limitation, in connection with any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of relevant securities of the Company; (iv) execute and negotiate any checks or other instruments representing any Other Securities payable to the undersigned; and (v) exercise any rights of the undersigned with respect to such Purchased Securities and Other Securities, all as set forth in this Letter of Acceptance and Transmittal.

The undersigned also agrees, effective on and after the Effective Date, not to vote any of the Purchased Securities or Other Securities at any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of Lions Gate Shares or holders of Other Securities and not to exercise any or all of the other rights or privileges attached to the Purchased Securities or Other Securities and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to the Offeror, in respect of all or any of the Purchased Securities or Other Securities, and to designate in such instruments of proxy the Person or Persons specified by the Offeror as the proxy or the proxy nominee or nominees of the holder in respect of the Purchased Securities or Other Securities. Upon such appointment, all prior proxies given by the holder of such Purchased Securities or Other Securities with respect thereto shall be revoked and no subsequent proxies may be given by such Person with respect thereto.

The undersigned covenants to execute, upon request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities or Other Securities to the Offeror and acknowledges that all authority therein conferred or agreed to be conferred may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned therein shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned instructs the Offeror and the Depositary, upon the Offeror taking up the Deposited Securities, to mail a check, payable in U.S. funds (or, at the election of the Shareholder, the equivalent in Canadian funds based upon the Bank of Canada noon spot exchange rate for Canadian dollars on the date following the expiry of the Offer on which funds are provided to the Depositary to pay for Lions Gate Shares purchased pursuant to the Offer), to such Shareholder representing the cash payment for such Shareholder’s Purchased Securities. Unless the undersigned instructs the Depositary to hold the check for pick-up by checking the appropriate box below, the check will be forwarded by first class mail to the undersigned at the address specified below. If no address is specified, the check will be forwarded to the address of the Shareholder as shown on the share register maintained by or on behalf of the Company.

Should any Deposited Securities not be purchased, the deposited certificates and other relevant documents shall be returned promptly in accordance with the instructions in the preceding sentence. The undersigned acknowledges that the Offeror has no obligation pursuant to the instructions given below to transfer any Deposited Securities from the name of the registered holder thereof if the Offeror does not purchase any of the Deposited Securities.

By reason of the use by the undersigned of an English language form of Letter of Acceptance and Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Acceptance and Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l’offre acceptée par cette lettre d’acceptation et d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

SHAREHOLDER INFORMATION AND INSTRUCTIONS

Please review carefully and complete the following boxes, as appropriate.

BLOCK A ISSUE CHECK IN THE NAME OF: (please print or type)	BLOCK B SEND CHECK (Unless BLOCK “C” is checked) TO: (please print or type) ☐ Same as address in Block A or to:

(Name)	(Name)

(Street Address and Number)	(Street Address and Number)

(City and Province or State)	(City and Province or State)

(Country and Postal (or Zip) Code)	(Country and Postal (or Zip) Code)

(Telephone – Business Hours)	(Telephone – Business Hours)

(Tax Identification, Social Insurance or Social Security Number)	(Tax Identification, Social Insurance or Social Security Number)

BLOCK C

SPECIAL PICK-UP INSTRUCTIONS

☐	HOLD CHECK FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS DEPOSITED. (Check box)

Signature guaranteed by (if required under Instruction 4):

Dated:

Authorized Signature of Guarantor	Signature of holder of Lions Gate Shares or Authorized Representative – See Instructions 3 and 5

Name of Guarantor (please print or type)	Name of holder of Lions Gate Shares (please print or type)

Address of Guarantor (please print or type)	Name of Authorized Representative, if applicable (please print or type)

Daytime telephone number of holder of Lions Gate Shares or Authorized Representative

Daytime facsimile number of holder of Lions Gate Shares or Authorized Representative

Tax Identification, Social Insurance or Social Security Number of holder of Lions Gate Shares

BLOCK D

CURRENCY OF PAYMENT

☐	Check here if you wish to receive payment under the Offer in Canadian dollars based upon the Bank of Canada noon spot exchange rate for Canadian dollars on the date following the expiry of the Offer on which funds are provided to the Depositary to pay for Lions Gate Shares purchased pursuant to the Offer. (Check box)

A shareholder who does not check the box above will receive payment under the Offer in U.S. dollars.

BLOCK E

A U.S. securityholder is any Shareholder that is either (A) providing an address in Block “B” which is located within the United States or any territory or possession thereof or (B) a U.S. person for U.S. federal income tax purposes.

INDICATE WHETHER OR NOT YOU ARE A U.S. SECURITYHOLDER OR ARE ACTING ON BEHALF OF A U.S. SECURITYHOLDER

☐	The person signing above represents that it is not a U.S. securityholder and is not acting on behalf of a U.S. securityholder.

☐	The person signing above is a U.S. securityholder or is acting on behalf of a U.S. securityholder.

IF YOU ARE A U.S. SECURITYHOLDER OR ACTING ON BEHALF OF A U.S. SECURITYHOLDER, IN ORDER TO AVOID U.S. BACKUP WITHOLDING YOU MUST FURNISH A SUBSTITUTE FORM W-9, OR, IN CERTAIN CIRCUMSTANCES, ANOTHER WITHOLDING TAX CERTIFICATE. YOU CAN FIND MORE INFORMATION BELOW (SEE INSTRUCTION 7, “IMPORTANT INFORMATION FOR U.S. SECURITYHOLDERS”).

BLOCK F

☐	CHECK HERE IF LIONS GATE SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING: (please print or type)

Name of Registered Holder _________________________________ Date of Execution of Notice  ___________________________

Window Ticket Number (if any)  _______________________________________________________________________________

Name of Institution which Guaranteed Delivery  ____________________________________________________________________

BLOCK G

☐	CHECK HERE IF DEPOSITED LIONS GATE SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER LIONS GATE SHARES BY BOOK-ENTRY TRANSFER THROUGH DTC): (please print or type)

Name of Depositing Institution: _______________________________________________________________________________

Account Number: __________________________________________________________________________________________

Transaction Code Number:  ___________________________________________________________________________________

INSTRUCTIONS

1.	Use of Letter of Acceptance and Transmittal

(a)	This Letter of Acceptance and Transmittal together with accompanying certificates representing the Deposited Securities (or, if deposit is made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Book-entry Transfer”, a Book-Entry Confirmation of a book-entry transfer of the Deposited Securities into the Depositary’s account at the Book-Entry Transfer Facility and, in the case of DTC accounts, this Letter of Acceptance and Transmittal or an Agent’s Message in lieu of a Letter of Acceptance and Transmittal) and all other documents required by the terms of the Offer to Purchase and this Letter of Acceptance and Transmittal must be received by the Depositary or U.S. Forwarding Agent at any of the offices (or in the case of a book-entry transfer into the Depositary’s account at DTC, by the Depositary at its principal office in Toronto, Ontario, Canada) specified on the back cover page of this Letter of Acceptance and Transmittal no later than the Expiry Time, unless the Offer is extended or unless the procedure for guaranteed delivery set out in Instruction 2 below is used.

(b)	The method used to deliver this Letter of Acceptance and Transmittal and any accompanying certificates representing Lions Gate Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received by the Depositary or U.S. Forwarding Agent, as applicable. The Offeror recommends that the necessary documentation be hand delivered to the Depositary or U.S. Forwarding Agent at any of the offices specified on the back cover page of this Letter of Acceptance and Transmittal, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Facsimile transmission is not a permitted method of delivery of this Letter of Acceptance and Transmittal.

(c)	Holders of Lions Gate Shares whose Lions Gate Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Lions Gate Shares.

2.	Procedure for Guaranteed Delivery

If a holder of Lions Gate Shares wishes to deposit such Lions Gate Shares pursuant to the Offer and certificates for such Lions Gate Shares are not immediately available, the holder cannot complete the procedure for book-entry transfer on a timely basis, or the holder cannot deliver all other required documents to the Depositary or U.S. Forwarding Agent no later than the Expiry Time, those Lions Gate Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

(a)	the deposit is made by or through an Eligible Institution;

(b)	a Notice of Guaranteed Delivery in the form accompanying the Offer to Purchase and Circular or a facsimile thereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified in the Notice of Guaranteed Delivery, is received by the Depositary at the applicable address set out in the Notice of Guaranteed Delivery, no later than the Expiry Time; and

(c)	the certificate(s) representing the deposited Lions Gate Shares, together with this Letter of Acceptance and Transmittal, properly completed and duly executed with any required signature guarantees, covering the deposited Lions Gate Shares, or, in the case of a book-entry transfer of Lions Gate Shares, a Book-Entry Confirmation with respect to the deposited Lions Gate Shares and, in the case of DTC accounts, a Letter of Acceptance and Transmittal, properly completed and duly executed, together with any required signature guarantees, or an Agent’s Message in lieu of a Letter of Acceptance and Transmittal, and all other documents required by this Letter of Acceptance and Transmittal, are received by the Depositary at the applicable address specified in the Notice of Guaranteed Delivery no later than 5:00 p.m., New York time, on the third trading day on the NYSE after the Expiry Time.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at the applicable address set out in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and this Letter of Acceptance and Transmittal and accompanying Lions Gate Share certificates to any office other than such office of the Depositary does not constitute delivery for purposes of satisfying a guaranteed delivery.

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP), or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks or trust companies in the United States.

3.	Signatures

This Letter of Acceptance and Transmittal must be completed and signed by the registered holder of Deposited Securities (including any participant in the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of Deposited Securities) accepting the Offer described above or by such holder’s duly authorized representative (in accordance with Instruction 5).

(a)	If this Letter of Acceptance and Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Acceptance and Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Acceptance and Transmittal.

(b)	If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a check is to be issued to a person other than the registered owner(s):

(i)	such deposited certificate(s) must be endorsed or accompanied by an appropriate transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

4.	Guarantee of Signatures

If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) (which term, for purposes of these Instructions, includes any participant in the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of the Deposited Securities) of the Deposited Securities, or if Deposited Securities not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of the Company or if payment is to be issued in the name of a person other than the registered owner(s) of the Deposited Securities, such signature must be guaranteed by an Eligible Institution (except that no guarantee is required if the signature is that of an Eligible Institution) or in some other manner acceptable to the Depositary or the U.S. Forwarding Agent.

5.	Fiduciaries, Representatives and Authorizations

Where this Letter of Acceptance and Transmittal is executed by a person acting as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Acceptance and Transmittal must be accompanied by satisfactory evidence of the authority to act. The Offeror, the Depositary or U.S. Forwarding Agent, at their discretion, may require additional evidence of authority or additional documentation.

6.	Partial Deposits

Unless deposits are to be made pursuant to the procedure for deposit by book-entry transfer, if less than the total number of Lions Gate Shares evidenced by any certificate submitted is to be deposited, fill in the number of Lions Gate Shares to be deposited in the appropriate space on this Letter of Acceptance and Transmittal. In such case, new certificate(s) for the number of Lions Gate Shares not deposited will be sent to the registered holder as soon as practicable after the Expiry Time. The total number of Lions Gate Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

7.	Important Information for U.S. Securityholders

U.S. federal income tax law generally requires that a U.S. securityholder who receives cash in exchange for Lions Gate Shares must provide the Depositary with his correct taxpayer identification number (“TIN”), which, in the case of a holder of Lions Gate Shares who is an individual, is generally the individual’s Social Security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding on any payment made to a U.S. securityholder (or person acting on behalf of a U.S. securityholder) with respect to Lions Gate Shares deposited, you are required, if you are a U.S. person (as defined below), to notify the Depositary of your current U.S. TIN (or the TIN of the person on whose behalf you are acting) by completing the Substitute Form W-9 as described more fully below. If you are a U.S. securityholder that is not a U.S. person but provides a mailing address in the United States, you may be required to furnish an IRS Form W-8 to avoid backup withholding, which the Depositary will provide upon request.

Backup withholding is not an additional tax. Amounts withheld are creditable against the U.S. securityholder’s regular U.S. federal income tax liability, and any amount overwithheld generally will be refundable to the U.S. securityholder if he or she properly files a United States federal income tax return.

Each U.S. securityholder of Lions Gate Shares is urged to consult his or her own tax advisor to determine whether such securityholder is required to furnish Substitute Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

You are a U.S. person if you are, for U.S. federal income tax purposes, a citizen or a resident of the United States (including a U.S. resident alien), a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States (or any state thereof, including the District of Columbia), an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

Each depositing U.S. person is required to provide the Depositary with a correct TIN and with certain other information on a Substitute Form W-9, which is attached below, and to certify that the TIN provided is correct (or that such U.S. person is awaiting a TIN) and that (a) the U.S. person has not been notified by the IRS that the U.S. person is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified the U.S. person that the U.S. person is no longer subject to backup withholding, or (c) the U.S. person is exempt from backup withholding.

The TIN is generally the U.S. person’s U.S. Social Security number or the U.S. federal employer identification number. The U.S. person is required to furnish the TIN of the registered owner of the Lions Gate Shares. The enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” explain the proper certification to use if the Lions Gate Shares are registered in more than one name or are not registered in the name of the actual owner. The U.S. securityholder may write “Applied For” on the Substitute Form W-9 if the tendering U.S. person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the U.S. securityholder writes “Applied For” on the TIN line of the Substitute Form W-9 and the Depositary is not provided with a TIN by the time of payment, the Depositary will backup withhold a portion of such payments. Certain U.S. persons are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

Failure to provide the required information on the Substitute Form W-9 may subject the tendering U.S. person to a US$50 penalty imposed by the IRS and backup withholding of a portion of any payment. More serious penalties may be imposed for providing false information which, if wilfully done, may result in fines and/or imprisonment.

U.S. securityholders that are not U.S. persons but provide a mailing address in the United States may be required to file an IRS Form W-8BEN or other appropriate IRS Form W-8. The Depositary will provide such forms upon request. A failure to properly complete and furnish the appropriate IRS Form W-8 may result in backup withholding.

8.	Miscellaneous

(a)	If the space on this Letter of Acceptance and Transmittal is insufficient to list all certificates for Deposited Securities, additional certificate numbers and number of Deposited Securities may be included on a separate signed list affixed to this Letter of Acceptance and Transmittal.

(b)	If Deposited Securities are registered in different forms (e.g., “John Doe” and “J. Doe”), a separate Letter of Acceptance and Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be acceptable and no fractional Lions Gate Shares will be purchased. All depositing holders of Lions Gate Shares, by execution of this Letter of Acceptance and Transmittal, waive any right to receive any notice of the acceptance of Deposited Securities for payment, except as required by applicable law.

(d)	The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario.

(e)	The Offeror will not pay any fees or commissions to any broker or dealer or any other Person for soliciting deposits of Lions Gate Shares pursuant to the Offer except as otherwise set forth in the Offer to Purchase (other than to the Depositary, U.S. Forwarding Agent and Information Agent).

(f)	Before completing this Letter of Acceptance and Transmittal, you are urged to read the accompanying Offer to Purchase and Circular.

(g)	All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any deposit of Lions Gate Shares will be determined by the Offeror, in its sole judgment, which determination will be final and binding on all parties. The Offeror reserves the absolute right to reject any and all deposits of Lions Gate Shares determined by it not to be in proper form or which may be unlawful to accept under the laws of any applicable jurisdiction. The Offeror also reserves the absolute right to waive (i) any of the conditions of the Offer or (ii) any defect or irregularity in any deposit of Lions Gate Shares. No deposit of Lions Gate Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Offeror, the Depositary, the U.S. Forwarding Agent or any other Person will be under any duty to give notification of any defect or irregularity in deposits or incur any liability for failure to give any such notice. The Offeror’s interpretation of the terms and conditions of the Offer (including this Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery) will be final and binding on all parties. The Offeror reserves the right to permit the Offer to be accepted in a manner other than as set forth herein.

(h)	Additional copies of the Offer to Purchase and Circular, this Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary, U.S. Forwarding Agent or Information Agent at the addresses listed below.

9.	Lost Certificates

If a Lions Gate Share certificate has been lost or destroyed, this Letter of Acceptance and Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to the Company’s registrar and transfer agent so that the transfer agent may provide replacement instructions. If a Lions Gate Share certificate has been lost or destroyed, please ensure that you provide your telephone number so that the Depositary or the Company’s transfer agent may contact you.

THIS LETTER OF ACCEPTANCE AND TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR LIONS GATE SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY OR THE U.S. FORWARDING AGENT NO LATER THAN THE EXPIRY TIME.

PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE

YOUR TAX IDENTIFICATION NUMBER AND A CERTIFICATION

AS TO YOUR EXEMPTION FROM BACK-UP WITHHOLDING

TO BE COMPLETED BY SHAREHOLDERS THAT ARE U.S. PERSONS

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Part I — Taxpayer Identification Number — For all accounts enter your taxpayer identification number on the appropriate line at right. Certify by signing and dating below. For further instructions, see Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Social Security Number OR Employer Identification Number (If awaiting TIN, write “Applied For”) ___________________________

Part II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.

Exempt    ☐

Name: _______________________________________________________________________ Business Name: ________________________________________________________________

Please check appropriate box

☐  Individual/Sole Proprietor        ☐  Corporation        ☐   Partnership        ☐  Other: _____________________________

☐ Limited Liability Company. Enter tax classification (D=disregarded entity, C=corporation, P=partnership): _________

Address: __________________________________________________________________________________________

City: ____________________________    State: ______________________________    Zip Code:  _________________

PART III — Certification — Under penalties of perjury, I certify that:

(1)     The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2)     I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)     I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

Signature: __________________________________________    Date: __________________________________________

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all payments made to me before I provide a properly certified taxpayer identification number will be subject to the applicable percentage of backup withholding tax.

Signature: _________________________________________    Date: _______________________________________

Note: Failure to complete and return this Substitute Form W-9 may subject you to applicable Federal income tax withholding on any payments made to you. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

Specific Instructions

Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited Liability Company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided. If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business Name” line. For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade or DBA name on the “Business name” line.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in Part II of the Form, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1.	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2.	The United States or any of its agencies or instrumentalities,

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities,

5.	An international organization or any of its agencies or instrumentalities,

Other	payees that may be exempt from backup withholding include:

6.	A corporation,

7.	A foreign central bank of issue,

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9.	A futures commission merchant registered with the Commodity Futures Trading Commission,

10.	A real estate investment trust,

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940,

12.	A common trust fund operated by a bank under section 584(a), and

13.	A financial institution.

Part I — Taxpayer Identification Number (TIN)

Enter your TIN on the appropriate line.

If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it on the Social Security number line. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or a partnership, enter the entity’s EIN.

Note: See the chart on the next page for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID numbers under Related Topics. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS’s Internet Web Site at www.irs.gov.

If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part III — Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1 and 4 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required).

1.	Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2.	Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.	Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4.	Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a non-employee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

1.	Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

2.	Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

3.	Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

What Name and Number To Give the Requestor

For this type of account:	Give name and SSN of:
1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee(1) The actual owner(1)

5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)

6. Disregarded entity not owned by an individual	The owner

7. A valid trust, estate, or pension trust	Legal entity(4)

8. Corporate or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational, or other	The organization

tax-exempt organization

10. Partnership or multi-member LLC	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name, but you may also enter your business or “DBA” name on the business name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

The Depositary for the Offer is:

COMPUTERSHARE INVESTOR SERVICES INC.

TORONTO

By Mail P.O. Box 7021 31 Adelaide Street East Toronto, ON M5C 3H2 Attention: Corporate Actions	By Registered Mail, Hand or by Courier 100 University Avenue 9th Floor Toronto, ON M5J 2Y1 Attention: Corporate Actions

VANCOUVER

By Registered Mail, Hand or by Courier

510 Burrard Street

2nd Floor

Vancouver, BC

V6C 3B9

Toll Free (North America): 1-800-564-6253

Overseas: 1-514-982-7555

E-Mail: corporateactions@computershare.com

Fax: (905) 771-4082

The U.S. Forwarding Agent for the Offer is:

COMPUTERSHARE TRUST COMPANY, N.A.

By Mail Attention: Corp Act CPU Canada P.O. Box 43011 Providence, RI 02940-3014	By Hand or by Courier Attention: Corp Act CPU Canada 250 Royall Street Canton, MA 02021

Toll Free (North America): 1-800-564-6253

The Information Agent for the Offer is:

D.F. KING & CO., INC.

48 Wall Street, 22nd Floor

New York, New York 10005

Shareholders Call Toll-Free:

1-800-859-8511

Banks and Brokers Call Collect:

(212) 269-5550

Any questions and requests for assistance may be directed by Shareholders to the Depositary, the U.S. Forwarding Agent or the Information Agent at their respective telephone numbers and locations set out above.

EXHIBIT (a)(1)(iii)

THIS IS NOT A LETTER OF ACCEPTANCE AND TRANSMITTAL

NOTICE OF GUARANTEED DELIVERY

for Common Shares of

LIONS GATE ENTERTAINMENT CORP.

Pursuant to the Offer dated July 20, 2010

made by

ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN FUND S.À R.L., DAAZI HOLDING B.V., 7508921 CANADA INC. AND RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 8:00 P.M. (NEW YORK TIME) ON AUGUST 25, 2010

(THE “EXPIRY TIME”), UNLESS EXTENDED OR WITHDRAWN.

This Notice of Guaranteed Delivery must be used to accept the offer dated July 20, 2010 (the “Offer”) made by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (collectively, the “Offeror”) for UP TO ALL of the issued and outstanding common shares (the “Lions Gate Shares”) of Lions Gate Entertainment Corp., if (i) certificates for the Lions Gate Shares to be deposited are not immediately available; (ii) the holder of Lions Gate Shares cannot complete the procedure for book-entry transfer of the Lions Gate Shares on a timely basis; or (iii) the holder of Lions Gate Shares cannot deliver all other required documents to the Depositary or the U.S. Forwarding Agent no later than the Expiry Time. This Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at the address or facsimile number set out below.

The terms and conditions of the Offer are incorporated by reference in this Notice of Guaranteed Delivery. Capitalized terms used but not defined in this Notice of Guaranteed Delivery which are defined in the Offer to Purchase and accompanying Circular dated July 20, 2010 (the “Offer to Purchase and Circular”) have the meanings ascribed to them in the Offer to Purchase and Circular.

TO: the Depositary, Computershare Investor Services Inc.

By Mail:	By Registered Mail, by Hand or by Courier:	By Facsimile Transmission:
P.O. Box 7021 31 Adelaide Street East Toronto, ON M5C 3H2 Attention: Corporate Actions	100 University Avenue 9th Floor Toronto, ON M5J 2Y1 Attention: Corporate Actions	(905) 771-4082

If a holder of Lions Gate Shares wishes to deposit such Lions Gate Shares pursuant to the Offer and certificates for such Lions Gate Shares are not immediately available, the holder cannot complete the procedure for book-entry transfer on a timely basis, or the holder cannot deliver all other required documents to the Depositary or the U.S. Forwarding Agent no later than the Expiry Time, those Lions Gate Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

(a)	the deposit is made by or through an Eligible Institution;

(b)	this Notice of Guaranteed Delivery or a facsimile hereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified below, is received by the Depositary, at the address specified above, no later than the Expiry Time; and

(c)	the certificate(s) representing the deposited Lions Gate Shares, together with a Letter of Acceptance and Transmittal, properly completed and duly executed with any required signature guarantees, covering the deposited Lions Gate Shares, or, in the case of a book-entry transfer, a Book-Entry Confirmation with respect to the deposited Lions Gate Shares and, in the case of DTC accounts, a Letter of Acceptance and Transmittal, properly completed and duly executed, together with any required signature guarantees, or an Agent’s Message in lieu of a Letter of Acceptance and Transmittal, and all other documents required by the Letter of Acceptance and Transmittal are received by the Depositary at its office in Toronto at the address specified above no later than 5:00 p.m., New York time, on the third trading day on the NYSE after the Expiry Time.

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP), or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP).

The undersigned understands and acknowledges that payment for Lions Gate Shares tendered will be made only after timely receipt by the Depositary of (i) certificates representing such Lions Gate Shares (or a Book-Entry Confirmation), and (ii) a Letter of Acceptance and Transmittal, properly completed and duly executed, with any signatures guaranteed, if so required (or, in the case of a book-entry transfer, a Book-Entry Confirmation and, in the case of DTC accounts, a Letter of Acceptance and Transmittal, properly completed and duly executed, with any signatures guaranteed, if so required, or an Agent’s Message in lieu of a Letter of Acceptance and Transmittal), and (iii) all other documents required by the Letter of Acceptance and Transmittal no later than 5:00 p.m. (New York time) on the third trading day on the NYSE after the date on which the Expiry Time occurs. The undersigned also understands and acknowledges that under no circumstances will interest accrue or be paid by the Offeror or the Depositary to persons depositing Lions Gate Shares on the purchase price of such Lions Gate Shares purchased by the Offeror, regardless of any delay in making such payment, and that the consideration for Lions Gate Shares tendered pursuant to the guaranteed delivery procedures will be the same as that for Lions Gate Shares delivered to the Depositary before the Expiry Time.

All authority conferred, or agreed to be conferred, by this Notice of Guaranteed Delivery may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. TO CONSTITUTE DELIVERY FOR THE PURPOSE OF SATISFYING GUARANTEED DELIVERY, THE LETTER OF ACCEPTANCE AND TRANSMITTAL AND ACCOMPANYING CERTIFICATE(S) MUST BE DELIVERED TO THE SAME OFFICE OF THE DEPOSITARY IN TORONTO WHERE THIS NOTICE OF GUARANTEED DELIVERY IS DELIVERED.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF ACCEPTANCE AND TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE MUST APPEAR IN THE APPLICABLE SPACE IN THE LETTER OF ACCEPTANCE AND TRANSMITTAL. THE GUARANTEE BELOW MUST ALSO BE COMPLETED.

DO NOT SEND CERTIFICATES FOR LIONS GATE SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR LIONS GATE SHARES MUST BE SENT WITH YOUR LETTER OF ACCEPTANCE AND TRANSMITTAL.

2

TO :	ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN FUND S.À R.L., DAAZI HOLDING B.V., 7508921 CANADA INC. AND RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST

AND TO: COMPUTERSHARE INVESTOR SERVICES INC.

The undersigned hereby deposits with the Offeror, upon the terms and subject to the conditions set forth in the Offer to Purchase and Circular and Letter of Acceptance and Transmittal, receipt of which is hereby acknowledged, the Lions Gate Shares listed below, pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance – Procedure for Guaranteed Delivery”.

LIONS GATE SHARES

Certificate Number(s)†	Name(s) in which registered	Number of Lions Gate Shares Represented by Certificate†	Number of Lions Gate Shares Deposited

TOTAL:

(If space is insufficient please attach a list to this Notice of Guaranteed Delivery in the above form.)

†	Need not be completed if transfer is made by book-entry

3

Signature(s) of Holder(s) of Lions Gate Shares	Address(es)

Name (please print or type)

Date	Zip Code/Postal Code

Daytime Telephone Number

☐	Check here if Lions Gate Shares will be deposited by book-entry transfer

Name of Depositing Institution

Account Number

Transaction Code Number

CURRENCY OF PAYMENT

☐	Check here if you wish to receive payment under the Offer in Canadian dollars based upon the Bank of Canada noon spot exchange rate for Canadian dollars on the date following the expiry of the Offer on which funds are provided to the Depositary to pay for Lions Gate Shares purchased pursuant to the Offer. (Check box)

A shareholder who does not check the box above will receive payment under the Offer in U.S. dollars.

4

GUARANTEE

(Not to be used for signature guarantee)

The undersigned, an Eligible Institution, guarantees delivery to the Depositary, at its address set forth herein, of the certificate(s) representing the Lions Gate Shares deposited hereby, in proper form for transfer, together with a Letter of Acceptance and Transmittal, properly completed and duly executed with any required signature guarantees covering the deposited Lions Gate Shares (or, in the case of a book-entry transfer of Lions Gate Shares, a Book-Entry Confirmation with respect to all Lions Gate Shares deposited hereby and, in the case of DTC accounts, a Letter of Acceptance and Transmittal, properly completed and duly executed with any required signature guarantees, or an Agent’s Message in lieu of a Letter of Acceptance and Transmittal), and all other documents required by the Letter of Acceptance and Transmittal no later than 5:00 p.m., New York time, on the third trading day on the NYSE after the Expiry Time.

Failure to comply with the foregoing could result in a financial loss to such Eligible Institution.

Name of Firm	Authorized Signature

Address of Firm	Name (please print or type)

Title

Zip Code/Postal Code	Date

Telephone Number

5

EXHIBIT (a)(1)(iv)

OFFER TO PURCHASE FOR CASH

UP TO ALL of the Common Shares of

LIONS GATE ENTERTAINMENT CORP.

for

U.S.$6.50 per Common Share made by

ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND

II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN

FUND S.À R.L., DAAZI HOLDING B.V., 7508921 CANADA INC. AND RONALD G. ATKEY, IN HIS

CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 8:00 P.M. (NEW YORK TIME) ON AUGUST 25,

2010 (THE “EXPIRY TIME”) UNLESS EXTENDED OR WITHDRAWN.

July 20, 2010

To Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees:

Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, 7508921 Canada Inc., a corporation governed by the laws of Canada, and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (collectively, the “Offeror”), are offering (the “Offer”) to purchase UP TO ALL of the issued and outstanding Common Shares (the “Lions Gate Shares”) of Lion Gate Entertainment Corp. (“Lions Gate”) at a purchase price of U.S.$6.50 per Lions Gate Share, upon the terms and subject to the conditions set forth in the Offer to Purchase and Circular, dated July 20, 2010, and the related Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery (which, together with any amendments or supplements thereto, collectively, constitute the “Offering Materials”) enclosed herewith. Please furnish copies of the enclosed materials to those of your clients for whose accounts you hold Lions Gate Shares in your name or in the name of your nominee. Capitalized terms used but not defined in this letter have the meanings set forth in the Offering Materials.

The Offer is subject to certain conditions. The conditions of the Offer are set forth in Section 4 of the Offer to Purchase, “Conditions of the Offer”. Subject to applicable law, the Offeror reserves the right to withdraw the Offer and not take up and pay for any Lions Gate Shares deposited under the Offer unless each of the conditions to the Offer is satisfied or waived by the Offeror prior to the Expiry Time.

Enclosed herewith for your information and for forwarding to your clients are copies of the following materials:

1.	Offer to Purchase and Circular dated July 20, 2010;

2.	Letter of Acceptance and Transmittal to be used by Shareholders accepting the Offer and depositing Lions Gate Shares;

3.	Notice of Guaranteed Delivery to be used by Shareholders accepting the Offer if Lions Gate Share certificates are not immediately available, if such certificates and all other required documents cannot be delivered to the Depositary or the U.S. Forwarding Agent by the Expiry Time or if the procedures for book-entry transfer cannot be completed on a timely basis, or a facsimile thereof may be used;

4.	A printed form of letter that may be sent to your clients for whose accounts you hold Lions Gate Shares registered in your name or in the name of your nominee, with space provided for obtaining such clients’ instructions with regard to the Offer; and

5.	A return envelope addressed to the Depositary.

In order to participate in the Offer, (i) a duly executed and properly completed Letter of Acceptance and Transmittal and any required signature guarantees, or in the case of a book-entry transfer, a Book-Entry Confirmation and, in the case of DTC accounts, a properly completed and duly executed Letter of Acceptance and Transmittal or an Agent’s Message in lieu of a Letter of Acceptance and Transmittal, and any other required documents should be sent to the Depositary or the U.S. Forwarding Agent and (ii) certificates representing the deposited Lions Gate Shares should be delivered to the Depositary or the U.S. Forwarding Agent, or such Lions Gate Shares should be deposited by book-entry transfer into the Depositary’s account, no later than the Expiry Time, all in accordance with the instructions set forth in the Offering Materials.

If Shareholders wish to deposit Lions Gate Shares, but it is impracticable for them to forward their certificates or other required documents to the Depositary or the U.S. Forwarding Agent no later than the Expiry Time, or to comply with the book-entry transfer procedures on a timely basis, a deposit may be effected by following the guaranteed delivery procedures specified in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery”.

The Offeror will not pay any fees or commissions to any broker or dealer or other Person (other than the Depositary, the U.S. Forwarding Agent and the Information Agent) for soliciting deposits of Lions Gate Shares pursuant to the Offer. The Offeror will, however, upon request, reimburse you for customary mailing and handling costs incurred by you in forwarding the enclosed materials to your customers.

WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE OFFER WILL EXPIRE AT 8:00 P.M. (NEW YORK TIME) ON AUGUST 25, 2010, UNLESS THE OFFER IS EXTENDED OR WITHDRAWN.

Any inquiries you may have with respect to the Offer or requests for additional copies of the enclosed materials may be directed to the Depositary, the U.S. Forwarding Agent or the Information Agent at their respective offices shown on the last page of the Offer to Purchase and Circular. Additional copies of the enclosed materials will be provided without charge upon request.

Very truly yours,

Icahn Partners        LP Icahn Partners        Master Fund LP        Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP        High River Limited Partnership

Icahn Fund S.à r.l.        Daazi Holding B.V.        7508921 Canada Inc.

Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED MATERIALS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS AN AGENT OF THE OFFEROR, THE DEPOSITARY, THE U.S. FORWARDING AGENT, OR ANY AFFILIATE OF ANY OF THE FOREGOING OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY MATERIALS OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE MATERIALS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

EXHIBIT (a)(1)(v)

OFFER TO PURCHASE FOR CASH

UP TO ALL of the Common Shares of

LIONS GATE ENTERTAINMENT CORP.

for

U.S.$6.50 per Common Share made by

ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND

II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN

FUND S.À R.L., DAAZI HOLDING B.V., 7508921 CANADA INC. AND RONALD G. ATKEY, IN HIS

CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 8:00 P.M. (NEW YORK TIME) ON AUGUST 25,

2010 (THE “EXPIRY TIME”) UNLESS EXTENDED OR WITHDRAWN.

July 20, 2010

To Our Clients:

Enclosed for your consideration are the Offer to Purchase and Circular dated July 20, 2010, and the related Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery (which, together with any amendments or supplements thereto, collectively constitute the “Offering Materials”), in connection with the Offer by Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, 7508921 Canada Inc., a corporation governed by the laws of Canada, and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (collectively, the “Offeror”), to purchase UP TO ALL of the issued and outstanding Common Shares (the “Lions Gate Shares”) of Lions Gate Entertainment Corp. at a purchase price of U.S.$6.50 per Lions Gate Share upon the terms and subject to the conditions set forth in the Offering Materials. Capitalized terms used but not defined in this letter have the meanings set forth in the Offering Materials.

We are the holder of record of Lions Gate Shares for your account. A deposit of such Lions Gate Shares can only be made by us as the holder of record and pursuant to your instructions. The enclosed Letter of Acceptance and Transmittal is furnished to you for your information only and cannot be used by you to deposit Lions Gate Shares held by us for your account.

We request instructions as to whether you wish us to deposit any or all of the Lions Gate Shares held by us for your account, upon the terms and subject to the conditions set forth in the Offering Materials. Your attention is invited to the following:

1.	The offer price is U.S.$6.50 per Lions Gate Share. However, Shareholders have the option to elect to receive payment in Canadian dollars. On July 19, 2010, the Bank of Canada noon spot exchange rate for Canadian dollars per U.S.$1.00 was Cdn.$1.0559. For example, if you received payment in U.S. dollars and exchanged it for Canadian dollars at that exchange rate, you would have received Cdn.$6.83 per Lions Gate Share (excluding any currency exchange fees or commissions). Although the offer price of U.S.$6.50 per Lions Gate Share is fixed, the amount you would receive in Canadian dollars with respect to each Lions Gate Share will vary with the Canadian dollar to U.S. dollar exchange rate, which may be higher or lower than Cdn.$1.0559 per U.S.$1.00 at the time of exchange. All amounts payable by the Offeror for Lions Gate Shares deposited under the Offer will be made in U.S. currency, unless you direct us to elect to receive payment on your behalf in Canadian dollars based on the Bank of Canada noon spot exchange rate on the date following the expiry of the Offer, as provided for in the Offering Materials. If applicable to your situation, you should obtain a current quote of the exchange rate before deciding whether to deposit your Lions Gate Shares.

2.	The Offer is being made for UP TO ALL of the issued and outstanding Lions Gate Shares.

3.	The Offer will be open for acceptance until 8:00 p.m., New York time, on August 25, 2010, unless extended or withdrawn.

4.	Depositing Shareholders will not be obligated to pay any brokerage fee or commission to the Depositary or the U.S. Forwarding Agent to accept the Offer.

5.	The Offer is subject to certain conditions. The conditions of the Offer are set forth in Section 4 of the Offer to Purchase, “Conditions of the Offer”. Subject to applicable law, the Offeror reserves the right to withdraw the Offer and not take up and pay for any Lions Gate Shares deposited under the Offer unless each of the conditions to the Offer is satisfied or waived by the Offeror prior to the Expiry Time.

The Offer is made solely through the Offering Materials and is not being made to, nor will deposits be accepted from or on behalf of, Shareholders in any jurisdiction in which the making or acceptance of the Offer would not be in compliance with the laws of such jurisdiction.

If you wish to have us deposit any or all of your Lions Gate Shares, please so instruct us by completing, executing and returning to us the instruction form accompanying this letter. An envelope to return your instructions to us is also enclosed. If you authorize the deposit of your Lions Gate Shares, all such Lions Gate Shares will be deposited unless otherwise specified on the reverse side of this letter. Your instructions should be forwarded to us so as to provide us with ample time to submit a deposit on your behalf prior to the Expiry Time.

INSTRUCTIONS WITH RESPECT TO THE

OFFER TO PURCHASE FOR CASH

UP TO ALL of the Common Shares of

LIONS GATE ENTERTAINMENT CORP.

for

U.S.$6.50 per Common Share made by

ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND

II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN

FUND S.À R.L., DAAZI HOLDING B.V., 7508921 CANADA INC. AND RONALD G. ATKEY, IN HIS

CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST

The undersigned acknowledge(s) receipt of your letter, the Offer to Purchase and Circular dated July 20, 2010, and the related Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery (which, together with any amendments or supplements thereto, collectively constitute the “Offering Materials”) in connection with the Offer by Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, 7508921 Canada Inc., a corporation governed by the laws of Canada, and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust to purchase UP TO ALL of the issued and outstanding Common Shares (the “Lions Gate Shares”) of Lions Gate Entertainment Corp. at a purchase price of U.S.$6.50 per Lions Gate Share upon the terms and subject to the conditions set forth in the Offering Materials.

The undersigned hereby instructs you to deposit pursuant to the Offer the number of Lions Gate Shares indicated below that are held by you for the account of the undersigned (or, if no number is indicated below, all such Lions Gate Shares held by you for the account of the undersigned), upon the terms and subject to the conditions set forth in the Offering Materials. The undersigned also hereby directs you to elect to receive payment in the currency specified below (or, if no currency is specified, to accept payment in U.S. dollars).

Number of Lions Gate Shares to be Deposited:*
SIGN HERE
Account No.(s):

Dated:

Signature(s)

Print Name(s) and Address(es)

Area Code and Telephone Numbers(s)

Taxpayer Identification, Social Insurance or Social Security Number(s)

CURRENCY OF PAYMENT

☐ Check here if you wish us to elect to receive payment under the Offer in Canadian dollars based on the Bank of Canada noon spot exchange rate for Canadian dollars on the date following the expiry of the Offer on which funds are provided to the Depositary to pay for Lions Gate Shares purchased pursuant to the Offer. (Check box)

If no box is checked, you will receive payment in U.S. dollars.

*	Unless otherwise indicated, it will be assumed that all Lions Gate Shares held by us for your account are to be deposited.

EXHIBIT (a)(5)(i)

This announcement is neither an offer to purchase nor a solicitation of an offer to sell any securities of Lions Gate Entertainment Corp. The Offer (as defined below) is being made solely by the Offer to Purchase of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, dated July 20, 2010, and the related Circular, Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery and any amendments, supplements or modifications thereto, and is being made to all holders of Lions Gate Shares (as defined below) other than Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust. The Offer is not being made to, nor will deposits be accepted from or on behalf of, shareholders residing in any jurisdiction in which making or accepting the Offer would violate that jurisdiction’s laws or any administrative or judicial action pursuant thereto.

NOTICE OF OFFER TO PURCHASE FOR CASH

UP TO ALL of the Common Shares

of

LIONS GATE ENTERTAINMENT CORP.

for

U.S.$6.50 per Common Share

by

ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN FUND S.À R.L., DAAZI HOLDING B.V., 7508921 CANADA INC. AND RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST

THE OFFER IS OPEN FOR ACCEPTANCE UNTIL 8:00 P.M., NEW YORK TIME, ON AUGUST 25, 2010, UNLESS THE OFFER IS EXTENDED OR WITHDRAWN.

Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg,

Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, 7508921 Canada Inc., a corporation governed by the laws of Canada (collectively, the “Icahn Group”), and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (the “Trustee” and, together with the Icahn Group, the “Offeror”), are offering to purchase UP TO ALL of the issued and outstanding common shares (the “Lions Gate Shares”) of Lions Gate Entertainment Corp. (“Lions Gate” or the “Company”), at a price of U.S.$6.50 per Lions Gate Share (the “Offer Price”) in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase and in the related Circular, Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery (which, together with any amendments, supplements or modifications thereto, collectively constitute the “Offer”). The Offer is made only for Lions Gate Shares and is not made for any options, warrants or other rights to acquire Lions Gate Shares. Any holder of such securities (other than rights issued pursuant to the Shareholder Rights Plan Agreement dated as of July 1, 2010 between Lions Gate and CIBC Mellon Trust Company, as rights agent) who wishes to accept the Offer must, to the extent permitted by the terms of such securities and applicable law, exercise the options, warrants or other rights in order to obtain the underlying Lions Gate Shares and then deposit those Lions Gate Shares in accordance with the Offer. The Offer to Purchase and the related Circular, Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery are being filed with securities regulatory authorities in Canada and the U.S. Securities and Exchange Commission and should be made available by such authorities through the System for Electronic Document Analysis and Retrieval website at www.sedar.com and through the U.S. Securities and Exchange Commission website at www.sec.gov.

The Offeror currently may be deemed to beneficially own approximately 37.87% of the outstanding Lions Gate Shares and, other than the Trustee, is indirectly controlled by Carl C. Icahn. As a result of the relationship of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP and Icahn Offshore LP with each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, each of them may be deemed to have shared voting power and shared dispositive power with Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP with regard to the Lions Gate Shares beneficially owned by Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. As a result of the relationship of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP and Icahn Onshore LP with Icahn Partners LP, each of them may be deemed to have shared voting power and shared dispositive power with Icahn Partners LP with regard to the Lions Gate Shares beneficially owned by Icahn Partners LP. As a result of the relationship of Carl C. Icahn, Hopper Investments LLC and Barberry Corp. with High River Limited Partnership, each of them may be deemed to have shared voting power and shared dispositive power with High River Limited Partnership with regard to the Lions Gate Shares beneficially owned by High River Limited Partnership. As a result of Carl C. Icahn’s relationship with the Offeror (other than the Trustee), Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp., each of Mr. Icahn, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp. are deemed to be co-bidders with the Offeror.

Lions Gate’s latest actions (including the recent implementation of a second shareholder rights plan (“poison pill”) after the first poison pill was struck down by Canadian securities regulators) convince the Icahn Group that it is extremely unlikely that the current management and board of directors of Lions Gate will allow shareholders of Lions Gate to make their own determination on the future path of the Company, including decisions to make a major acquisition. The Icahn Group therefore intends to seek to replace Lions Gate’s board of directors with the Icahn Group’s nominees.

The Icahn Group reserves the right to engage in discussions with third parties regarding possible future acquisitions.

The Offer Price is expressed, and payment for Lions Gate Shares purchased under the Offer will be made, in U.S. dollars (or, at the election of a Shareholder, the equivalent in Canadian dollars, calculated at the Bank of Canada noon spot rate on the date following the Expiry Time, as defined below, on which funds are deposited with the Depositary, as defined below, to pay for Lions Gate Shares purchased pursuant to the Offer). Although the Offer Price is fixed in U.S. dollars, the amount Shareholders would receive in Canadian dollars with respect to Lions Gate Shares will vary with the U.S. dollar to Canadian dollar exchange rate.

The term “Expiry Time” means 8:00 p.m., New York time, on August 25, 2010, unless and until the Offeror (subject to the terms and conditions of the Offer) extends the period of time for which the Offer is open, in which event the term “Expiry Time” shall mean the latest time and date at which the Offer, as so extended by the Offeror, shall expire.

Shareholders of record who deposit directly to the Depositary or through the U.S. Forwarding Agent (each as defined below) will not be obligated to pay brokerage fees or commissions on the purchase of Lions Gate Shares by the Offeror pursuant to the Offer. Shareholders who hold their Lions Gate Shares through a broker or bank should consult such institution as to whether it charges any service fees. The Offeror will pay all charges and expenses of Computershare Investor Services Inc., which is acting as depositary (the “Depositary”), Computershare Trust Company, N.A., which is acting as U.S. forwarding agent (the “U.S. Forwarding Agent”), and D.F. King & Co., Inc., which is acting as information agent (the “Information Agent”), incurred in connection with the Offer.

For purposes of the Offer, the Offeror shall be deemed to have accepted for payment Lions Gate Shares validly deposited and not properly withdrawn when, as and if the Offeror gives written notice to the Depositary, as agent for the depositing Shareholders, of its acceptance for payment of such Lions Gate Shares. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON THE OFFER PRICE, REGARDLESS OF ANY EXTENSION OF THE OFFER OR ANY DELAY IN MAKING SUCH PAYMENT. Payment for Lions Gate Shares so accepted will be made by deposit of the Offer Price therefor with the Depositary, which will act as agent for depositing Shareholders for the purpose of receiving payment from the Offeror and transmitting payment to validly depositing Shareholders. In all cases, payment for Lions Gate Shares accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of (i) certificates representing such Lions Gate Shares (or timely confirmation of a book-entry transfer of such Lions Gate Shares into the Depositary’s account at The Depository Trust Company (“DTC”) or CDS Clearing and Depository Services Inc.), (ii) a properly completed and duly executed Letter of Acceptance and Transmittal with any required signature guarantees or, in the case of a book-entry transfer into the Depositary’s account at DTC, a properly completed and duly executed Letter of Acceptance and Transmittal or an Agent’s Message (as defined in the Offer to Purchase), and (iii) any other documents required by the Letter of Acceptance and Transmittal.

The Offer is conditioned upon, among other things, (i) Lions Gate not entering into any material transaction outside the ordinary course of business (including any acquisition of assets over U.S.$100 million); (ii) Lions Gate not issuing or authorizing the issuance of any Lions Gate securities other than pursuant to the exercise or conversion of currently outstanding stock options or convertible securities; (iii) the Offeror having received any required approvals, exemptions or rulings; and (iv) all rights issued or issuable under the Shareholder Rights Plan Agreement dated as of July 1, 2010 between Lions Gate and CIBC Mellon Trust Company, as rights agent, and adopted by Lions Gate’s board of directors on July 1, 2010 having been cease-traded, found to be illegal or unenforceable, redeemed by the board, or otherwise eliminated. The Offer is also subject to other conditions. See Section 4 of the Offer to Purchase, “Conditions of the Offer”. THE OFFER IS NOT SUBJECT TO ANY FINANCING CONDITION. ALL FUNDS REQUIRED TO COMPLETE THE OFFER AND PAY RELATED FEES AND EXPENSES WILL BE PAID FROM CASH ON HAND, INCLUDING MARGIN BORROWINGS UNDER EXISTING BROKERAGE ARRANGEMENTS.

Subject as hereinafter described, the Offeror expressly reserves the right, in its sole judgment, at any time and from time to time during the period commencing on July 20, 2010 and ending at the Expiry Time (the “Offer Period”) or at any other time if permitted by applicable law, to extend the Offer Period for the Offer by giving written notice, or other communication confirmed in writing, of such extension to the Depositary and by making a public announcement thereof, such announcement in the case of an extension to be disseminated no later than 9:00 a.m., New York time, on the next business day after the scheduled Expiry Time.

Subject to applicable law, the Offeror also expressly reserves the right, in its sole discretion, at any time or from time to time, (i) to withdraw or amend the Offer as to any Lions Gate Shares not then paid for, on the failure of any of the conditions to the Offer to be satisfied and (ii) to waive any of the conditions to the Offer and to set forth or change any other term and condition of the Offer, by giving written notice, or other communication confirmed in writing, of such termination, amendment, waiver or change to the Depositary and by making a public announcement thereof and, if applicable, extending the Offer Period in accordance with applicable law.

The Offeror does not intend to provide a subsequent offering period after the take up and payment for Lions Gate Shares deposited in the Offer.

Except as otherwise hereafter stated and subject to applicable law, all deposits of Lions Gate Shares pursuant to the Offer are irrevocable. Any Lions Gate Shares deposited in acceptance of the Offer may be withdrawn by or on behalf of the depositing Shareholder (i) at any time prior to the Expiry Time; (ii) if the Lions Gate Shares have not been paid for by the Offeror within three business days after having been taken up; or (iii) as required by the U.S. Securities Exchange Act of 1934 (the “Exchange Act”), at any time after September 17, 2010, as provided in Section 6 of the Offer to Purchase, “Withdrawal of Deposited Lions Gate Shares”, provided that the Lions Gate Shares have not been accepted for payment by the Offeror as provided in Section 7 of the Offer to Purchase, “Take-Up of and Payment for Deposited Lions Gate Shares”.

Withdrawals of Lions Gate Shares deposited under the Offer must be effected by notice of withdrawal made by or on behalf of the depositing Shareholder by whom or on whose behalf such Lions Gate Shares were deposited, and such notice must be actually received by the Depositary or U.S. Forwarding Agent, depending on with whom a Shareholder originally deposited Lions Gate Shares, at the place of deposit of the Lions Gate Shares within the time limits indicated above. A notice of withdrawal must (i) be made by a method, including facsimile transmission, that provides the Depositary or U.S. Forwarding Agent, as applicable, with a written or printed copy; (ii) be signed by the person who signed the Letter of Acceptance and Transmittal accompanying, or the Notice of Guaranteed Delivery in respect of, the Lions Gate Shares which are to be withdrawn; and (iii) specify such person’s name, the number of Lions Gate Shares to be withdrawn, the name of the registered holder and the certificate number shown on each certificate deposited representing the Lions Gate Shares to be withdrawn.

If Lions Gate Shares have been deposited pursuant to the procedures for book-entry transfer as set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance – Book-entry Transfer”, such notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility (as defined in the Offer to Purchase) to be credited with the withdrawn Lions Gate Shares.

The withdrawal will take effect upon receipt by the Depositary or U.S. Forwarding Agent, as applicable, of the properly completed notice of withdrawal. For the purpose of obtaining physical possession of the deposited Lions Gate Share certificates so withdrawn, the signature on the notice of withdrawal must be guaranteed by an Eligible Institution (as defined in the Offer to Purchase) in the same manner as on a Letter of Acceptance and Transmittal (as described in the instructions set out in such letter), except in the case of Lions Gate Shares deposited for the account of an Eligible Institution.

Withdrawals may not be rescinded and any Lions Gate Shares withdrawn will thereafter be deemed to be not validly deposited for purposes of the Offer. However, withdrawn Lions Gate Shares may be redeposited no later than the Expiry Time by again following one of the procedures described in Section 3 of the Offer to Purchase, “Manner of Acceptance”. Once the Offeror accepts the deposited Lions Gate Shares for payment upon the expiration of the Offer (including the expiration of any extension thereof), Shareholders will no longer be able to withdraw them, except in accordance with applicable law.

If the Offeror extends the Offer, is delayed in taking up or paying for Lions Gate Shares or is unable to take up or pay for Lions Gate Shares for any reason, then, without prejudice to the Offeror’s other rights, Lions Gate Shares deposited under the Offer may be retained by the Depositary on behalf of the Offeror and such Lions Gate Shares may not be withdrawn except to the extent that depositing Shareholders are entitled to withdrawal rights as set forth in Section 6 of the Offer to Purchase, “Withdrawal of Deposited Lions Gate Shares”, or pursuant to applicable law. However, the ability of the Offeror to delay the payment for Lions Gate Shares that the Offeror has taken up is limited by Rule 14e-1(c) under the Exchange Act, which requires that a bidder pay the consideration offered or return the securities deposited by or on behalf of securityholders promptly after the termination or withdrawal of such bidder’s offer.

The receipt of cash consideration in the Offer will be a taxable transaction for Canadian and United States federal income tax purposes, except as otherwise described in Sections 15 and 16 of the Circular accompanying the Offer to Purchase. See Sections 15 and 16 of the Circular accompanying the Offer to Purchase, “Material Canadian Federal Income Tax Considerations” and “Material U.S. Federal Income Tax Considerations”, respectively. The receipt of cash consideration in the Offer may also be a taxable transaction under applicable provincial, state, local or foreign laws.

The information required to be disclosed by Exchange Act Rule 14d-6(d)(1) is contained in the Offer to Purchase and is incorporated herein by reference.

A request has been made to the Company under the Business Corporations Act (British Columbia) for the use of its Shareholder list and security position listing for the purposes of disseminating the Offer to Purchase (and related documents) to Shareholders. Upon compliance by the Company with such request, the Offer to Purchase, the related Circular, Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery and other relevant materials will be mailed to registered Shareholders and will be furnished to brokers, dealers, commercial banks, trust companies and similar persons whose names, or the names of whose nominees, appear on the Shareholder list or, if applicable, who are listed as participants in a clearing agency’s security position listing, for subsequent transmittal to beneficial owners of Lions Gate Shares.

THIS SUMMARY ADVERTISEMENT DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE OFFER TO PURCHASE AND THE RELATED CIRCULAR, LETTER OF ACCEPTANCE AND TRANSMITTAL AND NOTICE OF GUARANTEED DELIVERY WHICH CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

Any questions or requests for assistance or for copies of the Offer to Purchase, the related Circular, Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery and other related tender offer materials may be directed to the Information Agent at its address and telephone number set forth below, and copies will be furnished promptly at the Offeror’s expense. The Offeror will not pay any fees or commissions to any broker or dealer or any other person (other than the Depositary, the U.S. Forwarding Agent and the Information Agent) in connection with the solicitation of deposits of Lions Gate Shares pursuant to the Offer.

The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Shareholders Call Toll-Free:

1-800-859-8511

Banks and Brokers Call Collect:

1-212-269-5550

July 20, 2010

EXHIBIT (a)(5)(ii)

FOR IMMEDIATE RELEASE

ICAHN ANNOUNCES COMMENCEMENT OF TENDER OFFER FOR

COMMON SHARES OF LIONS GATE ENTERTAINMENT CORP.

New York, New York, July 20, 2010

Contact: Susan Gordon (212) 702-4309

Carl C. Icahn announced today that certain of his affiliated entities (the “Icahn Group”), which collectively hold approximately 37.9% of Lions Gate Entertainment Corp.’s outstanding common shares, have commenced a tender offer (the “Offer”) for UP TO ALL of the outstanding common shares of Lions Gate. The purchase price in the Offer is USD $6.50 per share in cash. Shareholders will be entitled to elect to receive payment in Canadian dollars.

Among other customary conditions, the Offer is conditioned on Lions Gate not entering into any material transaction outside of the ordinary course of business (including any acquisition of assets over $100 million and any issuance of securities other than upon the exercise of currently outstanding options) and all rights issued or issuable under the poison pill adopted by Lions Gate’s board of directors on July 1, 2010 being cease-traded or otherwise eliminated. The Offer is not subject to financing.

Following the expiration of the subsequent offering period with respect to the Icahn Group’s previous tender offer, representatives of the Icahn Group and Lions Gate entered into discussions concerning certain corporate governance matters (including the possibility of adding persons designated by the Icahn Group to Lions Gate’s board of directors) and certain acquisition possibilities. These discussions resulted in the parties entering into a 10-day “standstill” agreement on July 9, 2010, which provided, among other things, that the Icahn Group and Lions Gate would work together on certain acquisition opportunities and that Lions Gate would: (i) not set a record date with respect to the 2010 annual meeting of shareholders or any special meeting of shareholders before September 2, 2010 and (ii) not take certain other actions adverse to the interests of the Icahn Group. The 10-day standstill period terminated at midnight, New York time, on July 19, 2010. While certain discussions regarding acquisition opportunities might continue in the future, the Icahn Group determined that there were no immediate opportunities that would merit extension of the 10-day standstill period.

Lions Gate’s latest actions (including the recent implementation of a second poison pill after the first poison pill was struck down by Canadian securities regulators) convince the Icahn Group that it is extremely unlikely that the current management and board of directors of Lions Gate will allow shareholders of Lions Gate to make their own determination on the future path of the company, including decisions to make a major acquisition. The Icahn Group therefore intends to seek to replace all or the lion’s share of Lions Gate’s board of directors with the Icahn Group’s nominees.

Lions Gate has stated that the acquisition by any person or group of more than 50% of its common shares could result in the acceleration of more than $500 million of its indebtedness if lenders were to declare events of default as a result of this “change in control”. If such acceleration occurs (which will not be a condition allowing the Icahn Group to withdraw the Offer), the Icahn Group believes that Lions Gate will need to immediately secure a replacement source of funding in order to continue to operate its business and avoid bankruptcy. The Icahn Group believes this is a problem of Lions Gate’s own making – had the board of directors not agreed to these controversial “poison put” provisions, the company would not now be facing this very difficult situation. As previously stated, the Icahn Group intends to hold the board responsible for any costs and damages the company might incur from having to obtain emergency financing to alleviate this situation.

The Icahn Group reserves the right to engage in discussions with third parties regarding possible future acquisitions. Lions Gate may be part of these discussions. However, there can be no assurance that these discussions will take place.

The terms and conditions of the Offer are set forth in an Offer to Purchase, Letter of Transmittal and other related materials to be distributed to holders of the Common Shares and filed with the SEC as exhibits to the Icahn Group’s Schedule TO and with the Canadian securities authorities on SEDAR. Shareholders with questions about the tender offer may call D.F. King & Co., Inc., the Information Agent, toll-free at 800-859-8511 (banks and brokers call 212-269-5550).

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE NOR A SOLICITATION FOR ACCEPTANCE OF THE OFFER DESCRIBED ABOVE. THE OFFER IS BEING MADE ONLY PURSUANT TO THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS THAT THE ICAHN GROUP WILL DISTRIBUTE TO HOLDERS OF COMMON SHARES AFTER THESE DOCUMENTS ARE FILED WITH THE SEC AS EXHIBITS TO ITS SCHEDULE TO AND WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR. HOLDERS OF COMMON SHARES SHOULD READ CAREFULLY THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE OFFER. AFTER THE ICAHN GROUP FILES ITS SCHEDULE TO AND ASSOCIATED EXHIBITS WITH THE SEC AND WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR, HOLDERS OF COMMON SHARES MAY OBTAIN A FREE COPY OF THE OFFER STATEMENT ON SCHEDULE TO, THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER DOCUMENTS THAT THE ICAHN GROUP WILL BE FILING (1) WITH THE SEC AT THE SEC’S WEB SITE AT WWW.SEC.GOV AND (2) WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR AT WWW.SEDAR.COM.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. (“LIONS GATE”) FOR USE AT THE NEXT MEETING OF SHAREHOLDERS OF LIONS GATE AT WHICH INDIVIDUALS WILL BE ELECTED TO THE BOARD OF DIRECTORS OF LIONS GATE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS, OTHER THAN BRETT ICAHN, IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE TO FILED WITH THE SEC ON JULY 20, 2010 AND INFORMATION RELATING TO BRETT ICAHN IS CONTAINED IN THE SCHEDULE 14A FILED WITH THE SEC ON JULY 20, 2010.

EXHIBIT (h)(1)(i)

Osler, Hoskin & Harcourt LLP
Box 50, 1 First Canadian Place Toronto, Ontario M5X 1B8 416.362.2111 MAIN
416.862.6666 FACSIMILE

Toronto Montréal Ottawa Calgary New York

July 20, 2010

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

High River Limited Partnership

Icahn Fund S.à r.l.

Daazi Holding B.V.

7508921 Canada Inc.

Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

c/o Icahn Associates Corp.

767 Fifth Avenue, 47th Floor

New York, NY 10153

Dear Ladies and Gentlemen:

We have acted as your counsel in connection with your offer to purchase up to all of the issued and outstanding common shares of Lions Gate Entertainment Corp. dated July 20, 2010 (the “Offer”) and the related circular (the “Circular”) included in Schedule TO filed with the United States Securities and Exchange Commission (the “Commission”). You have requested our opinion concerning the statements in the Circular under the heading “Material Canadian Federal Income Tax Considerations.”

For the purposes of this opinion, we have reviewed the Offer and Circular and such other documents and matters of law and fact as we have considered necessary or appropriate, and we have assumed that the Offer will be completed in the manner set forth in the Offer and Circular.

On the basis of the foregoing, and our consideration of such other matters of fact and law as we have deemed necessary or appropriate, we hereby confirm our opinion as set forth under the heading “Material Canadian Federal Income Tax Considerations” in the Circular, subject to the limitations set forth therein. Our opinion is limited to the federal income tax laws of Canada and does not purport to discuss the consequences or effectiveness of the Offer under any other laws.

We hereby consent to the filing of our opinion as an exhibit to Schedule TO and to the reference to us under the headings “Material Canadian Federal Income Tax Considerations” and “Legal Matters” in the Circular. In giving such consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Commission promulgated thereunder.

Yours very truly,

OSLER, HOSKIN & HARCOURT LLP

EXHIBIT (h)(1)(ii)

Osler, Hoskin & Harcourt LLP
620 8th Avenue – 36th Floor New York, NY 10018 212.867.5800 MAIN
212.867.5802 FACSIMILE

New York Toronto Montréal Ottawa Calgary

July 20, 2010

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

High River Limited Partnership

Icahn Fund S.à r.l.

Daazi Holding B.V.

7508921 Canada Inc.

Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

c/o Icahn Associates Corp.

767 Fifth Avenue, 47th Floor

New York, NY 10153

Dear Ladies and Gentlemen:

We have acted as your counsel in connection with your offer to purchase up to all of the issued and outstanding common shares of Lions Gate Entertainment Corp. dated July 20, 2010 (the “Offer”) and the related circular (the “Circular”) included in Schedule TO filed with the United States Securities and Exchange Commission (the “Commission”). You have requested our opinion concerning the statements in the Circular under the heading “Material U.S. Federal Income Tax Considerations.”

For the purposes of this opinion, we have reviewed the Offer and Circular and such other documents and matters of law and fact as we have considered necessary or appropriate, and we have assumed that the Offer will be completed in the manner set forth in the Offer and Circular.

On the basis of the foregoing, and our consideration of such other matters of fact and law as we have deemed necessary or appropriate, we hereby confirm our opinion as set forth under the heading “Material U.S. Federal Income Tax Considerations” in the Circular, subject to the limitations set forth therein. Our opinion is limited to the federal income tax laws of the United States and does not purport to discuss the consequences or effectiveness of the Offer under any other laws.

This opinion is rendered to you as of the date of this letter, and we undertake no obligation to update this opinion subsequent to the date hereof. This opinion is based on various statutory provisions, regulations promulgated thereunder and interpretations thereof by the Internal Revenue Service and courts having jurisdiction over such matters, all of which are subject to change, either prospectively or retroactively. In addition, any variation or difference in the facts from those set forth in the Offer and Circular or any other documents we reviewed in connection with the Offer and Circular may affect the conclusions herein. This opinion is furnished to you and is for your use in connection with the transactions set forth in the Offer and Circular. This opinion may not be relied upon by you for any other purpose.

We hereby consent to the filing of our opinion as an exhibit to Schedule TO and to the reference to us under the headings “Material U.S. Federal Income Tax Considerations” and “Legal Matters” in the Circular. In giving such consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Commission promulgated thereunder.

Yours very truly,

OSLER, HOSKIN & HARCOURT LLP